UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

October 31, 2016

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $460 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of June 30, 2016. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.
**	Source: ICI as of June 30, 2016 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of March 2016 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today’s challenging interest rate environment, it’s still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You’ve worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today’s complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit investor.columbiathreadneedleus.com

Not part of the shareholder report

Get the market insight you need from our investment experts and subscribe to our latest publications

Stay informed with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at investor.columbiathreadneedleus.com.

Subscribe to the latest information from Columbia Threadneedle. Register your information online at investor.columbiathreadneedleus.com/subscribe and select the publications you would like to receive, including:

∎	Columbia Threadneedle Investor Newsletter, highlighting the latest macro- and micro-economic trends, investment themes, products, service changes and other items of interest to our investors

∎	Investment Strategy Outlook, showcasing the Columbia Threadneedle Asset Allocation Team’s perspective on global economic investment conditions and markets

∎	MarketTrack, featuring straightforward insight on current investment opportunities

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∎	Quarterly portfolio manager commentary and fund fact sheets

Update your subscriptions at any time by accessing the email subscription center.

Social media

We offer you multiple ways to access our market commentary and investment insights.

∎	Perspectives blog at investor.columbiathreadneedleus.com

Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

∎	Twitter.com/CTinvest_US

Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

∎	Youtube.com/CTInvestUS

View our commentaries on the economy, markets and current investment opportunities.

∎	Linkedin.com/company/Columbia-Threadneedle-Investments-US

Connect with us on LinkedIn for updates from our thought leaders.

Not part of the shareholder report

PRESIDENT’S MESSAGE

Dear Shareholders,

While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the president-elect over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.

While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?

Position your portfolio for the reality of market volatility

That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.

Step 1: Review your investment goals

Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.

Step 2: Reassess your risk tolerance

Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.

Step 3: Remain calm and focus on your long-term plan

Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.

As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.

Best regards,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

PERFORMANCE OVERVIEW

Performance Summary

∎	Columbia Asia Pacific ex-Japan Fund (the Fund) Class A shares returned 6.91% excluding sales charges for the 12-month period that ended October 31, 2016.

∎	The Fund underperformed its benchmark, the MSCI All Country (AC) Asia Pacific ex Japan Index (Net), which returned 7.97% for the same time period.

∎

While the Fund benefited from stock selection in China, India, Taiwan and Malaysia, negative stock selection in real estate, consumer staples and materials contributed to underperformance relative to the benchmark.

Average Annual Total Returns (%) (for period ended October 31, 2016)
	Inception	1 Year	5 Years	Life
Class A*	09/27/10
Excluding sales charges		6.91	4.08	6.02
Including sales charges		0.74	2.85	5.16
Class C*	09/27/10
Excluding sales charges		6.01	3.26	5.19
Including sales charges		5.19	3.26	5.19
Class I*	09/27/10	7.37	4.52	6.46
Class R*	09/27/10	6.61	3.77	5.71
Class R5	07/15/09	7.30	4.45	6.42
Class Z*	09/27/10	7.21	4.31	6.26
MSCI AC Asia Pacific ex Japan Index (Net)		7.97	3.70	7.34

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

The MSCI AC Asia Pacific ex Japan Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI AC Asia Pacific ex Japan Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016	3

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (July 15, 2009 — October 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Asia Pacific ex-Japan Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

4	Annual Report 2016

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

At October 31, 2016, approximately 43.5% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers (CMIA). As a result of asset allocation decisions by CMIA, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. CMIA seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period ended October 31, 2016, the Fund’s Class A shares returned 6.91% excluding sales charges. The Fund underperformed its benchmark, the MCSI AC Asia Pacific ex Japan Index (Net), which returned 7.97% for the same time period. While the Fund benefited from stock selection in China, India, Taiwan and Malaysia, negative stock selection in real estate, consumer staples and materials contributed to underperformance relative to the benchmark.

Most Asia-Pacific Markets Saw Gains

Equity markets in the Asia-Pacific region performed strongly over the 12 months ended October 31, 2016. There was particularly strong performance from Indonesia, where the market gained 32.9%. Other outperformers included Taiwan, Australia, Thailand and Hong Kong. Meanwhile, Singapore, Malaysia, Korea, India, China, and the Philippines lagged the benchmark. The delay in an interest-rate hike by the U.S. Federal Reserve, as well as limited trajectory speculation, contributed to an improvement in capital flows and overall financial conditions. In addition, with the U.K. voting to leave the European Union (Brexit), and given Asia’s limited exposure to Europe, we witnessed a shift in global sentiment in our favor. Finally, policies by many central banks in the region had been accommodative against a backdrop of benign inflation.

Contributors and Detractors

The Fund’s positions in real estate, consumer staples and materials detracted from performance. Real estate was among the stronger sectors in the benchmark and, while the Fund was underweight in this space, negative stock selection was responsible for underperformance in this area. The consumer staples sector underperformed, but while the Fund’s underweight position added some value, the negative impact on returns was due to stock selection. The Fund was overweight in materials, which was the strongest performing sector, but the benefit was outweighed by negative stock selection. Individual detractors included Spotless Group, an Australian industrial company whose shares fell more than 40% following a profit downgrade. While the shares rebounded by 29% in the first quarter of 2016, we reduced the Fund’s position in the stock. We also reduced our positon in CK Hutchison, a Hong Kong-based retail, infrastructure and energy conglomerate. While there is a view that Brexit will only be mildly negative for the Asian region as a whole, there have been concerns over stocks with more direct exposure to the U.K. and European Union, such as CK Hutchison, which fell during the period. Catcher Technology also detracted as the company was hurt by speculation that new iPhone models will migrate to a glass casing around a stainless steel frame, rather than an aluminum unibody. This would come at the expense of Catcher Technology, which fabricates the metal casing. The stock was sold during the period.

Portfolio Management

Threadneedle International Limited

Vanessa Donegan

George Gosden

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at October 31, 2016)
Samsung Electronics Co., Ltd. (South Korea)	7.0
Tencent Holdings Ltd. (China)	6.6
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	6.1
AIA Group Ltd. (Hong Kong)	4.6
Alibaba Group Holding Ltd., ADR (China)	3.3
China Mobile Ltd. (China)	2.9
Ping An Insurance Group Co. of China Ltd., Class H (China)	2.7
Westpac Banking Corp. (Australia)	1.9
HDFC Bank Ltd. (India)	1.9
BHP Billiton Ltd. (Australia)	1.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2016	5

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Country Breakdown (%) (at October 31, 2016)
Australia	18.7
China	25.8
Hong Kong	10.0
India	7.8
Indonesia	5.5
Malaysia	1.4
Philippines	2.5
Singapore	0.8
South Korea	15.0
Taiwan	10.4
Thailand	1.3
United States(a)	0.8
Total	100.0

Country Breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Equity Sector Breakdown (%) (at October 31, 2016)
Consumer Discretionary	8.3
Consumer Staples	2.6
Energy	3.7
Financials	27.9
Health Care	2.9
Industrials	5.5
Information Technology	28.4
Materials	10.2
Real Estate	4.1
Telecommunication Services	4.5
Utilities	1.9
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Stock selection in China, India, Taiwan, Malaysia and an overweight allocation to Indonesia contributed to performance. The Fund’s overweight in Thailand, along with an underweighting in Singapore, was also advantageous. Sector allocation also proved rewarding, driven by an overweighting in information technology, which recorded double-digit returns, while an underweighting in industrials and health care also added value. At a sector level, stock selection in information technology, health care, telecommunications and financials contributed to performance. On a security basis, the biggest contributors were Taiwan Semiconductor Manufacturing Co., HDFC Bank and Tencent each of which were added to the portfolio during the period. Taiwan Semiconductor is the largest dedicated silicon foundry in the world for customers including Qualcomm, Apple and Microsoft. HDFC Bank is the highest-quality private (as opposed to state-owned) bank in India, and has a pan-Indian presence with more than 4,000 branches and 11,700 automatic teller machines. Tencent is the leading online community in China, dominating China’s online consumer market by sales, size and traffic volume. Sales come from online gaming and social networks, mobile and telecom value-added services, online advertising and e-commerce.

Portfolio Changes

In the early part of the period, we increased the Fund’s exposure to more cyclical sectors such as materials and information technology, as weak sentiment seemed to overly discount softness in economic data releases. In the second quarter of 2016, against a backdrop of heightened market volatility, we adopted a more defensive stance, favoring the theme of relatively predictable earnings. Later in the period, when it became apparent that the sizeable monetary and fiscal expansion rolled out in China earlier in the period had achieved the desired effect of stabilizing the economy, the Fund shifted its investment stance in favor of quality cyclicals. Purchases included Naver Corp., Korea’s leading web operator, whose popular messaging app was recently listed in the United States; Anhui Conch Cement, China’s largest cement producer, which is experiencing an improvement in gross profit per tonne on the back of tight cost controls and improved industry supply discipline; and Reliance Industries, India’s leading refining and petrochemical company, from which we expect to see improved free cash-flow generation from its recently launched mobile telecommunications business. Sales included DBS Bank in Singapore, whose earnings outlook we deemed to be lacking visibility or losing momentum; Infosys, on concerns that an already deteriorating revenue outlook would be negatively impacted by Brexit; and Hong Kong Exchanges & Clearing, where we believed the earnings outlook lacked visibility.

6	Annual Report 2016

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Concentration in the Asia Pacific region, where issuers tend to be less developed than U.S. issuers, presents increased risk of loss than a fund that does not concentrate its investments. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.

Annual Report 2016	7

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2016 – October 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,082.90	1,017.69	7.90	7.65	1.50
Class C	1,000.00	1,000.00	1,077.60	1,013.90	11.81	11.45	2.25
Class I	1,000.00	1,000.00	1,084.90	1,019.76	5.74	5.56	1.09
Class R	1,000.00	1,000.00	1,080.40	1,016.43	9.20	8.92	1.75
Class R5	1,000.00	1,000.00	1,084.50	1,019.51	6.01	5.82	1.14
Class Z	1,000.00	1,000.00	1,083.80	1,018.95	6.58	6.38	1.25

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

8	Annual Report 2016

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

PORTFOLIO OF INVESTMENTS

October 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 99.8%
Issuer	Shares	Value ($)
AUSTRALIA 18.8%
Amcor Ltd.	27,191	303,497

Australia and New Zealand Banking Group Ltd.	20,139	425,243

BHP Billiton Ltd.	33,461	584,591

Brambles Ltd.	23,115	202,379

Commonwealth Bank of Australia	7,776	432,897

CSL Ltd.	5,592	426,701

Domino’s Pizza Enterprises Ltd.	3,882	189,115

Healthscope Ltd.	148,079	248,400

James Hardie Industries PLC	12,299	183,056

LendLease Group	27,881	285,610

Link Administration Holdings Ltd.	55,602	304,061

Macquarie Group Ltd.	6,588	398,241

Rio Tinto Ltd.	13,499	558,514

Spotless Group Holdings Ltd.	299,483	227,187

Suncorp Group Ltd.	22,259	202,025

Transurban Group	39,874	314,627

Vicinity Centres	76,458	166,737

Westpac Banking Corp.	26,586	614,800

Total		6,067,681

CHINA 26.0%
Alibaba Group Holding Ltd., ADR(a)	10,314	1,048,831

Anhui Conch Cement Co., Ltd., Class H	97,500	269,482

ANTA Sports Products Ltd.	106,000	305,685

Bank of China Ltd., Class H	822,000	368,354

China Construction Bank Corp., Class H	751,380	548,693

China Mobile Ltd.	82,500	945,152

China Overseas Land & Investment Ltd.	144,000	442,064

China Petroleum & Chemical Corp., Class H	532,000	384,743

CNOOC Ltd.	441,000	554,899

Guangdong Investment Ltd.	246,000	370,902

Minth Group Ltd.	54,000	191,178

Ping An Insurance Group Co. of China Ltd., Class H	163,000	857,954

Tencent Holdings Ltd.	79,900	2,117,537

Total		8,405,474

HONG KONG 10.1%
AIA Group Ltd.	236,000	1,484,678

BOC Hong Kong Holdings Ltd.	137,500	490,086

Cheung Kong Property Holding Ltd.	24,372	180,174

CK Hutchison Holdings Ltd.	26,872	331,816

Common Stocks (continued)
Issuer	Shares	Value ($)
Samsonite International SA	111,600	350,877

Sands China Ltd.	22,800	98,946

Techtronic Industries Co., Ltd.	85,000	319,358

Total		3,255,935

INDIA 7.8%
Asian Paints Ltd.	16,798	270,600

Eicher Motors Ltd.	837	301,172

HDFC Bank Ltd.	32,659	612,773

ICICI Bank Ltd.	85,389	355,170

Larsen & Toubro Ltd.	8,772	193,981

Maruti Suzuki India Ltd.	3,261	288,275

Reliance Industries Ltd.	15,638	246,111

Ultratech Cement Ltd.	4,406	261,745

Total		2,529,827

INDONESIA 5.5%
PT Astra International Tbk	475,700	300,123

PT Bank Mandiri Persero Tbk	298,116	262,595

PT Bank Rakyat Indonesia Persero Tbk	478,500	446,809

PT Matahari Department Store Tbk	200,400	276,364

PT Telekomunikasi Indonesia Persero Tbk	1,547,100	499,518

Total		1,785,409

MALAYSIA 1.4%
IHH Healthcare Bhd	162,300	247,609

Unisem (M) Bhd	347,500	210,979

Total		458,588

PHILIPPINES 2.5%
GT Capital Holdings, Inc.	8,700	235,134

Jollibee Foods Corp.	37,210	182,740

Metropolitan Bank & Trust Co.	126,784	212,919

Universal Robina Corp.	46,500	174,737

Total		805,530

SINGAPORE 0.8%
Keppel DC REIT	290,300	259,917

SOUTH KOREA 15.1%
AMOREPACIFIC Corp.	1,023	320,505

Coway Co., Ltd.	2,161	169,042

Korea Electric Power Corp.	5,304	229,455

KT&G Corp.	1,992	196,471

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	9

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
LG Chem Ltd.	1,484	318,734

Lotte Chemical Corp.	1,268	318,588

NAVER Corp.	557	416,728

NCSoft Corp.	578	133,523

Samsung Biologics Co., Ltd.(a)(b)	234	27,812

Samsung Electronics Co., Ltd.	1,587	2,269,931

Samsung Life Insurance Co., Ltd.	1,887	182,095

Shinhan Financial Group Co., Ltd.	7,982	305,345

Total		4,888,229

TAIWAN 10.5%
Chroma ATE, Inc.	38,000	96,318

E.Sun Financial Holding Co., Ltd.	622,910	353,754

Formosa Plastics Corp.	88,000	237,807

King Yuan Electronics Co., Ltd.	227,000	199,666

Largan Precision Co., Ltd.	2,000	235,950

President Chain Store Corp.	18,000	134,489

Taiwan Semiconductor Manufacturing Co., Ltd.	327,000	1,962,444

Wistron NeWeb Corp.	58,140	161,790

Total		3,382,218

Common Stocks (continued)
Issuer	Shares	Value ($)
THAILAND 1.3%
Airports of Thailand PCL	17,300	188,213

Kasikornbank PCL, Foreign Registered Shares	45,614	223,958

Total		412,171

Total Common Stocks
(Cost: $24,585,454)		32,250,979

Rights —%
SINGAPORE —%
Keppel DC REIT Rights(a)	53,786	3,504

Total Rights
(Cost: $—)		3,504

Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.463%(c)(d)	271,254	271,254

Total Money Market Funds
(Cost: $271,254)		271,254

Total Investments
(Cost: $24,856,708)		32,525,737

Other Assets & Liabilities, Net		(197,936)

Net Assets		32,327,801

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At October 31, 2016, the value of these securities amounted to $27,812, which represents 0.09% of net assets.

(c)	The rate shown is the seven-day current annualized yield at October 31, 2016.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	125,375	10,190,770	(10,044,912)	21	271,254	558	271,254

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2016

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	11

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Australia	—	6,067,681	—	6,067,681

China	1,048,831	7,356,643	—	8,405,474

Hong Kong	—	3,255,935	—	3,255,935

India	—	2,529,827	—	2,529,827

Indonesia	—	1,785,409	—	1,785,409

Malaysia	—	458,588	—	458,588

Philippines	—	805,530	—	805,530

Singapore	—	259,917	—	259,917

South Korea	—	4,888,229	—	4,888,229

Taiwan	—	3,382,218	—	3,382,218

Thailand	—	412,171	—	412,171

Total Common Stocks	1,048,831	31,202,148	—	32,250,979

Rights

Singapore	—	3,504	—	3,504

Investments measured at net asset value

Money Market Funds	—	—	—	271,254

Total Investments	1,048,831	31,205,652	—	32,525,737

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2016

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

Assets

Investments, at value

Unaffiliated issuers (identified cost $24,585,454)	$32,254,483

Affiliated issuers (identified cost $271,254)	271,254

Total investments (identified cost $24,856,708)	32,525,737

Foreign currency (identified cost $4,425)	4,349

Receivable for:

Investments sold	36,031

Capital shares sold	108

Dividends	54

Foreign tax reclaims	26,601

Prepaid expenses	2,287

Total assets	32,595,167

Liabilities

Payable for:

Investments purchased	112,252

Capital shares purchased	32,322

Foreign capital gains taxes deferred	36,221

Management services fees	2,339

Distribution and/or service fees	59

Transfer agent fees	6,677

Compensation of board members	36,527

Audit fees	26,963

Other expenses	14,006

Total liabilities	267,366

Net assets applicable to outstanding capital stock	$32,327,801

Represented by

Paid-in capital	$119,834,144

Undistributed net investment income	217,281

Accumulated net realized loss	(95,350,532)

Unrealized appreciation (depreciation) on:

Investments	7,669,029

Foreign currency translations	(5,900)

Foreign capital gains tax	(36,221)

Total — representing net assets applicable to outstanding capital stock	$32,327,801

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

October 31, 2016

Class A

Net assets	$713,190

Shares outstanding	67,438

Net asset value per share	$10.58

Maximum offering price per share(a)	$11.23

Class C

Net assets	$393,576

Shares outstanding	37,792

Net asset value per share	$10.41

Class I

Net assets	$14,063,764

Shares outstanding	1,325,722

Net asset value per share	$10.61

Class R

Net assets	$292,515

Shares outstanding	27,904

Net asset value per share	$10.48

Class R5

Net assets	$16,470,507

Shares outstanding	1,546,870

Net asset value per share	$10.65

Class Z

Net assets	$394,249

Shares outstanding	37,171

Net asset value per share	$10.61

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Net investment income

Income:

Dividends — unaffiliated issuers	$1,159,900

Dividends — affiliated issuers	558

Foreign taxes withheld	(96,798)

Total income	1,063,660

Expenses:

Management services fees	381,771

Distribution and/or service fees

Class A	1,673

Class C	3,434

Class R	1,434

Transfer agent fees

Class A	1,546

Class C	784

Class R	660

Class R5	13,507

Class Z	1,140

Compensation of board members	13,371

Custodian fees	13,418

Printing and postage fees	17,918

Registration fees	84,407

Audit fees	50,848

Legal fees	6,687

Line of credit interest expense	2,842

Other	19,523

Total expenses	614,963

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(116,660)

Expense reductions	(20)

Total net expenses	498,283

Net investment income	565,377

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	5,128,090

Investments — affiliated issuers	21

Foreign currency translations	12,811

Net realized gain	5,140,922

Net change in unrealized appreciation (depreciation) on:

Investments	(4,564,533)

Foreign currency translations	1,756

Foreign capital gains tax	(36,221)

Net change in unrealized depreciation	(4,598,998)

Net realized and unrealized gain	541,924

Net increase in net assets resulting from operations	$1,107,301

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	15

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations

Net investment income	$565,377	$18,484,347

Net realized gain (loss)	5,140,922	(68,482,723)

Net change in unrealized depreciation	(4,598,998)	(116,433,535)

Net increase (decrease) in net assets resulting from operations	1,107,301	(166,431,911)

Distributions to shareholders

Net investment income

Class A	(192,870)	(5,410)

Class C	(68,234)	(599)

Class I	(3,515,999)	(39)

Class R	(67,564)	(2,093)

Class R5	(10,709,458)	(11,863,536)

Class Z	(142,042)	(3,600)

Total distributions to shareholders	(14,696,167)	(11,875,277)

Decrease in net assets from capital stock activity	(31,184,505)	(645,241,085)

Total decrease in net assets	(44,773,371)	(823,548,273)

Net assets at beginning of year	77,101,172	900,649,445

Net assets at end of year	$32,327,801	$77,101,172

Undistributed net investment income	$217,281	$14,321,016

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2016

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	77,358	758,481	103,851	1,500,963

Distributions reinvested	20,431	192,870	392	5,410

Redemptions	(97,645)	(943,304)	(73,841)	(1,068,874)

Net increase	144	8,047	30,402	437,499

Class C shares

Subscriptions	9,194	89,052	4,159	59,310

Distributions reinvested	7,298	68,234	44	599

Redemptions	(3,551)	(35,312)	(1,023)	(12,787)

Net increase	12,941	121,974	3,180	47,122

Class I shares

Subscriptions	32,910	325,876	1,278,909	18,428,695

Distributions reinvested	372,793	3,515,442	—	—

Redemptions	(265,432)	(2,713,210)	(93,646)	(1,266,684)

Net increase	140,271	1,128,108	1,185,263	17,162,011

Class R shares

Subscriptions	3,105	30,625	2,720	38,330

Distributions reinvested	7,154	67,030	151	2,075

Redemptions	(5,851)	(57,972)	(3,693)	(51,578)

Net increase (decrease)	4,408	39,683	(822)	(11,173)

Class R5 shares

Subscriptions	224,022	2,591,322	55,593,489	807,384,686

Distributions reinvested	475,575	4,503,698	31,751	438,795

Redemptions	(3,732,178)	(39,374,342)	(112,371,497)	(1,471,198,930)

Net decrease	(3,032,581)	(32,279,322)	(56,746,257)	(663,375,449)

Class Z shares

Subscriptions	6,389	67,636	57,146	837,751

Distributions reinvested	14,989	141,495	259	3,568

Redemptions	(40,164)	(412,126)	(24,459)	(342,414)

Net increase (decrease)	(18,786)	(202,995)	32,946	498,905

Total net decrease	(2,893,603)	(31,184,505)	(55,495,288)	(645,241,085)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	17

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$12.91		$14.58		$13.73		$12.35		$12.49

Income from investment operations:

Net investment income	0.09		0.14		0.27		0.08		0.15

Net realized and unrealized gain (loss)	0.45		(1.67)		0.70		1.54		0.41

Total from investment operations	0.54		(1.53)		0.97		1.62		0.56

Less distributions to shareholders:

Net investment income	(2.87)		(0.14)		(0.12)		(0.24)		(0.14)

Net realized gains	—		—		—		—		(0.56)

Total distributions to shareholders	(2.87)		(0.14)		(0.12)		(0.24)		(0.70)

Net asset value, end of period	$10.58		$12.91		$14.58		$13.73		$12.35

Total return	6.91%		(10.58%)		7.18%		13.26%		5.23%

Ratios to average net assets(a)

Total gross expenses	1.84	%(b)	1.38	%(c)	1.34	%(b)	1.37	%(b)	1.42	%(b)

Total net expenses(d)	1.51	%(b)(e)	1.29	%(c)	1.34	%(b)	1.37	%(b)	1.42	%(b)

Net investment income	0.90%		1.13%		1.88%		0.60%		1.25%

Supplemental data

Net assets, end of period (in thousands)	$713		$869		$538		$618		$452

Portfolio turnover	20%		86%		39%		34%		50%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Ratios include line of credit interest expense. If line of credit interest expense had been excluded, expenses would have been lower by 0.02% for the year ended October 31, 2015.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2016

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$12.73		$14.37		$13.52		$12.20		$12.38

Income from investment operations:

Net investment income	0.04		0.02		0.09		0.04		0.03

Net realized and unrealized gain (loss)	0.41		(1.63)		0.78		1.46		0.42

Total from investment operations	0.45		(1.61)		0.87		1.50		0.45

Less distributions to shareholders:

Net investment income	(2.77)		(0.03)		(0.02)		(0.18)		(0.07)

Net realized gains	—		—		—		—		(0.56)

Total distributions to shareholders	(2.77)		(0.03)		(0.02)		(0.18)		(0.63)

Net asset value, end of period	$10.41		$12.73		$14.37		$13.52		$12.20

Total return	6.01%		(11.23%)		6.48%		12.33%		4.33%

Ratios to average net assets(a)

Total gross expenses	2.59	%(b)	2.13	%(c)	2.11	%(b)	2.13	%(b)	2.16	%(b)

Total net expenses(d)	2.25	%(b)(e)	2.03	%(c)	2.11	%(b)	2.13	%(b)	2.16	%(b)

Net investment income	0.38%		0.31%		0.67%		0.31%		0.25%

Supplemental data

Net assets, end of period (in thousands)	$394		$316		$311		$220		$70

Portfolio turnover	20%		86%		39%		34%		50%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Ratios include line of credit interest expense. If line of credit interest expense had been excluded, expenses would have been lower by 0.02% for the year ended October 31, 2015.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	19

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$12.99		$14.66		$13.80		$12.38		$12.54

Income from investment operations:

Net investment income	0.15		0.14		0.26		0.19		0.20

Net realized and unrealized gain (loss)	0.44		(1.60)		0.78		1.49		0.38

Total from investment operations	0.59		(1.46)		1.04		1.68		0.58

Less distributions to shareholders:

Net investment income	(2.97)		(0.21)		(0.18)		(0.26)		(0.18)

Net realized gains	—		—		—		—		(0.56)

Total distributions to shareholders	(2.97)		(0.21)		(0.18)		(0.26)		(0.74)

Net asset value, end of period	$10.61		$12.99		$14.66		$13.80		$12.38

Total return	7.37%		(10.08%)		7.69%		13.73%		5.48%

Ratios to average net assets(a)

Total gross expenses	1.36	%(b)	0.91	%(c)	0.87	%(b)	0.94	%(b)	0.97	%(b)

Total net expenses(d)	1.10	%(b)	0.59	%(c)	0.87	%(b)	0.94	%(b)	0.97	%(b)

Net investment income	1.48%		1.73%		1.89%		1.49%		1.70%

Supplemental data

Net assets, end of period (in thousands)	$14,064		$15,401		$3		$3		$2

Portfolio turnover	20%		86%		39%		34%		50%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Ratios include line of credit interest expense. If line of credit interest expense had been excluded, expenses would have been lower by 0.08% for the year ended October 31, 2015.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2016

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$12.81		$14.46		$13.62		$12.27		$12.46

Income from investment operations:

Net investment income	0.08		0.09		0.15		0.13		0.13

Net realized and unrealized gain (loss)	0.43		(1.64)		0.78		1.44		0.37

Total from investment operations	0.51		(1.55)		0.93		1.57		0.50

Less distributions to shareholders:

Net investment income	(2.84)		(0.10)		(0.09)		(0.22)		(0.13)

Net realized gains	—		—		—		—		(0.56)

Total distributions to shareholders	(2.84)		(0.10)		(0.09)		(0.22)		(0.69)

Net asset value, end of period	$10.48		$12.81		$14.46		$13.62		$12.27

Total return	6.61%		(10.78%)		6.89%		12.92%		4.78%

Ratios to average net assets(a)

Total gross expenses	2.09	%(b)	1.63	%(c)	1.61	%(b)	1.63	%(b)	1.63	%(b)

Total net expenses(d)	1.76	%(b)(e)	1.53	%(c)	1.61	%(b)	1.63	%(b)	1.63	%(b)

Net investment income	0.77%		0.79%		1.05%		1.01%		1.08%

Supplemental data

Net assets, end of period (in thousands)	$293		$301		$352		$341		$175

Portfolio turnover	20%		86%		39%		34%		50%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Ratios include line of credit interest expense. If line of credit interest expense had been excluded, expenses would have been lower 0.02% for the year ended October 31, 2015.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	21

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R5	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$12.99		$14.66		$13.80		$12.38		$12.54

Income from investment operations:

Net investment income	0.13		0.26		0.24		0.20		0.21

Net realized and unrealized gain (loss)	0.45		(1.74)		0.79		1.48		0.37

Total from investment operations	0.58		(1.48)		1.03		1.68		0.58

Less distributions to shareholders:

Net investment income	(2.92)		(0.19)		(0.17)		(0.26)		(0.18)

Net realized gains	—		—		—		—		(0.56)

Total distributions to shareholders	(2.92)		(0.19)		(0.17)		(0.26)		(0.74)

Net asset value, end of period	$10.65		$12.99		$14.66		$13.80		$12.38

Total return	7.30%		(10.17%)		7.63%		13.66%		5.44%

Ratios to average net assets(a)

Total gross expenses	1.41	%(b)	0.95	%(b)	0.97	%(b)	0.98	%(b)	1.01	%(b)

Total net expenses(c)	1.15	%(b)	0.94	%(b)	0.97	%(b)	0.98	%(b)	1.01	%(b)

Net investment income	1.24%		1.76%		1.73%		1.51%		1.76%

Supplemental data

Net assets, end of period (in thousands)	$16,471		$59,489		$899,110		$636,047		$389,978

Portfolio turnover	20%		86%		39%		34%		50%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2016

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$12.95		$14.62		$13.76		$12.36		$12.51

Income from investment operations:

Net investment income	0.12		0.21		0.24		0.17		0.17

Net realized and unrealized gain (loss)	0.45		(1.71)		0.78		1.48		0.40

Total from investment operations	0.57		(1.50)		1.02		1.65		0.57

Less distributions to shareholders:

Net investment income	(2.91)		(0.17)		(0.16)		(0.25)		(0.16)

Net realized gains	—		—		—		—		(0.56)

Total distributions to shareholders	(2.91)		(0.17)		(0.16)		(0.25)		(0.72)

Net asset value, end of period	$10.61		$12.95		$14.62		$13.76		$12.36

Total return	7.21%		(10.34%)		7.50%		13.45%		5.33%

Ratios to average net assets(a)

Total gross expenses	1.57	%(b)	1.13	%(c)	1.11	%(b)	1.13	%(b)	1.15	%(b)

Total net expenses(d)	1.26	%(b)(e)	1.01	%(c)	1.11	%(b)	1.13	%(b)	1.15	%(b)

Net investment income	1.19%		1.68%		1.71%		1.32%		1.41%

Supplemental data

Net assets, end of period (in thousands)	$394		$725		$336		$284		$243

Portfolio turnover	20%		86%		39%		34%		50%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Ratios include line of credit interest expense. If line of credit interest expense had been excluded, expenses would have been lower by 0.03% for the year ended October 31, 2015.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	23

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

Note 1. Organization

Columbia Asia Pacific ex-Japan Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values.

24	Annual Report 2016

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital

Annual Report 2016	25

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective March 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.88% to 0.62% as the Fund’s net assets increase. Prior to March 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended October 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.88% of the Fund’s average daily net assets. For the period from November 1, 2015 through February 29, 2016, the investment advisory services fee paid to the Investment Manager was $147,642 and the administrative services fee paid to the Investment Manager was $14,764.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board,

26	Annual Report 2016

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2016, other expenses paid by the Fund to this company were $558.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the servicing agent or a cap established by the Board from time to time.

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I shares do not pay transfer agency fees.

For the year ended October 31, 2016, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.23%
Class C	0.23
Class R	0.23
Class R5	0.05
Class Z	0.23

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $20.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately

Annual Report 2016	27

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

$2,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2016, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $978 for Class A and $0 for Class C shares for the year ended October 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fee Rates Contractual Through February 28, 2017
Class A	1.50%
Class C	2.25
Class I	1.09
Class R	1.75
Class R5	1.14
Class Z	1.25

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees’ deferred compensation, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$27,055
Accumulated net realized loss	(27,055)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended October 31, 2016 ($)	Year Ended October 31, 2015 ($)
Ordinary income	14,696,167	11,875,277

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$281,300
Capital loss carryforwards	(95,247,351)
Net unrealized appreciation	7,537,692

At October 31, 2016, the cost of investments for federal income tax purposes was $24,988,045 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$8,448,359
Unrealized depreciation	(910,667)
Net unrealized appreciation	$7,537,692

28	Annual Report 2016

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

The following capital loss carryforwards, determined at October 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	95,247,351

For the year ended October 31, 2016, $4,851,254 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $8,894,227 and $54,369,245, respectively, for the year ended October 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank

USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

For the year ended October 31, 2016, the average daily loan balance outstanding on days when borrowing existed was $3,277,273 at a weighted average interest rate of 1.42%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at October 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At October 31, 2016, two unaffiliated shareholders of record owned 43.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 45.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Annual Report 2016	29

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

Asia Pacific Region Risk

Because the Fund concentrates its investments in the Asia Pacific region, the Fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the Asia Pacific region. Many of the countries in the Asia Pacific region are considered underdeveloped or developing, including from a political economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and place.

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration

30	Annual Report 2016

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016	31

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Asia Pacific ex-Japan Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Asia Pacific ex-Japan Fund (the “Fund,” a series of Columbia Funds Series Trust II) at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

December 21, 2016

32	Annual Report 2016

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Qualified Dividend Income	100.00%
Dividends Received Deduction	0.00%
Foreign Taxes Paid	$93,685
Foreign Taxes Paid Per Share	$0.03
Foreign Source Income	$1,159,901
Foreign Source Income Per Share	$0.38

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2016	33

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to- day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

34	Annual Report 2016

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015

Annual Report 2016	35

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980- 1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	115	Trustee to other Columbia Funds since 2000; Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee), since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016

36	Annual Report 2016

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	126	Trustee to other Columbia Funds since 2002; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Healthways, Inc. (health and well-being solutions), 2005-2015

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held with the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016	37

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	186

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia

Management Investment Distributors,

Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or

visiting investor.columbiathreadneedleus.com.

38	Annual Report 2016

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016	39

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Asia Pacific ex-Japan Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a Subadvisory Agreement (the Subadvisory Agreement) between Columbia Threadneedle and Threadneedle International Limited (the Subadviser), an affiliate of Columbia Threadneedle, the Subadviser has provided portfolio management and related services for the Fund.

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreement (together, the Advisory Agreements). Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March and April 2016, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented in February, March and April were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, the Chair of the Board and/or the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.

The Board, at its June 13-15, 2016 in-person Board meeting (the June Meeting), considered the renewal of the Advisory Agreements for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by Columbia Threadneedle and the Subadviser

The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle and the Subadviser, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.

The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers The Board also noted the relatively recent change in the leadership of equity department oversight, improvements in technology research and the use of research analysts’ model portfolios to highlight best ideas and improve implementation. The Board further observed the restructured investment risk management department and its additional resources, including the new head of multi-asset investment risk, the relatively recent 5P leadership transition, and the additional staff and resources dedicated to the 5P team. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2015 in the performance of administrative services, and noted the various enhancements anticipated for 2016. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of Columbia Threadneedle and its affiliates and

40	Annual Report 2016

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS (continued)

each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.

In addition, the Board discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by Columbia Threadneedle and each Subadviser), noting that no material changes are proposed from the form of agreements previously approved The Board also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Advisory Agreements were of a reasonably high quality.

With respect to the Subadviser, the Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns have been reported. The Board also considered the Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered the Subadviser’s capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no material changes were recommended to the Subadvisory Agreement. The Board took into account Columbia Threadneedle’s representation that each Subadviser was in a position to provide quality services to the relevant Fund, noting those Subadvisers requiring heightened surveillance in light of their underperformance. In this regard, the Board further observed the recent bolstering of the subadvisory oversight team (under new leadership with added resources) intended to help improve performance.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the Subadviser is in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that appropriate steps (such as changes to strategy) had been taken or are contemplated to help improve the Fund’s performance.

Additionally, the Board reviewed the performance of the Subadviser and Columbia Threadneedle’s process for monitoring the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Threadneedle, its Affiliates and the Subadviser from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.

The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the “pricing

Annual Report 2016	41

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS (continued)

philosophy” currently in effect (i.e., that the total expense ratio of the Fund is generally no higher than the median expense ratio of funds in the comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports.

Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed the fees charged by the Subadviser to other mutual funds employing similar investment strategies where the Subadviser serves as investment adviser or subadviser. Based on its reviews, including recommendations from JDL, the Board concluded that the Fund’s investment management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2015 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2015 the Board had concluded that 2014 profitability was reasonable and that Columbia Threadneedle generated 2015 profitability that only slightly exceeded 2014 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 15, 2016, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreements.

42	Annual Report 2016

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	43

Columbia Asia Pacific ex-Japan Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN119_10_F01_(12/16)

ANNUAL REPORT

October 31, 2016

COLUMBIA EMERGING MARKETS BOND FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $460 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of June 30, 2016. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.
**	Source: ICI as of June 30, 2016 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of March 2016 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today’s challenging interest rate environment, it’s still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You’ve worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today’s complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit investor.columbiathreadneedleus.com

Not part of the shareholder report

PRESIDENT’S MESSAGE

Dear Shareholders,

While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the president-elect over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.

While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?

Position your portfolio for the reality of market volatility

That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.

Step 1: Review your investment goals

Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.

Step 2: Reassess your risk tolerance

Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.

Step 3: Remain calm and focus on your long-term plan

Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.

As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.

Best regards,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA EMERGING MARKETS BOND FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA EMERGING MARKETS BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

∎	Columbia Emerging Markets Bond Fund (the Fund) Class A shares returned 13.30% excluding sales charges for the 12-month period that ended October 31, 2016.

∎	The Fund outperformed its benchmark, the JPMorgan Emerging Markets Bond Index-Global, which returned 11.58% for the same time period.

∎	Local rates exposure and country positioning were the main positive contributors to the Fund’s relative results, more than offsetting U.S. duration positioning, which detracted.

Average Annual Total Returns (%) (for period ended October 31, 2016)
	Inception	1 Year	5 Years	10 Years
Class A	02/16/06
Excluding sales charges		13.30	5.11	6.93
Including sales charges		7.89	4.08	6.41
Class B	02/16/06
Excluding sales charges		12.48	4.33	6.12
Including sales charges		7.48	3.99	6.12
Class C	02/16/06
Excluding sales charges		12.43	4.31	6.13
Including sales charges		11.43	4.31	6.13
Class I	02/16/06	13.87	5.60	7.43
Class K	02/16/06	13.55	5.33	7.14
Class R*	11/16/11	13.03	4.85	6.72
Class R4*	03/19/13	13.57	5.29	7.03
Class R5*	11/08/12	13.82	5.46	7.12
Class W*	12/01/06	13.32	5.11	6.91
Class Y*	11/08/12	13.86	5.52	7.14
Class Z*	09/27/10	13.57	5.35	7.12
JPMorgan Emerging Markets Bond Index-Global		11.58	6.17	7.26

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com/us or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

The JPMorgan Emerging Markets Bond Index-Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2016

COLUMBIA EMERGING MARKETS BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2006 — October 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Emerging Markets Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016	3

COLUMBIA EMERGING MARKETS BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

James Carlen, CFA

Henry Stipp, Ph.D.

Quality Breakdown (%) (at October 31, 2016)
A rating	2.1
BBB rating	26.5
BB rating	30.9
B rating	34.4
CCC rating	3.0
CC rating	3.1
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.

At October 31, 2016, approximately 39.2% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers (CMIA). As a result of asset allocation decisions by CMIA, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. CMIA seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended October 31, 2016, the Fund’s Class A shares returned 13.30% excluding sales charges. The Fund outperformed its benchmark, the JPMorgan Emerging Markets Bond Index-Global, which returned 11.58% for the same time period. Local rates exposure and country positioning were the main positive contributors to the Fund’s relative results, more than offsetting U.S. duration positioning, which detracted.

Better Underlying Fundamentals Supported Improved Risk Environment

After a weak start to the period, emerging market debt overall put together several months of solid performance before U.S. Presidential election concerns crept back into the sector in October 2016. Sentiment in the sector improved markedly during the period, buoyed by better fundamentals, shifts in key country stories and supportive external factors. While many observers remained concerned about soft developed market economic growth and questioned the medium-term sustainability of Chinese economic growth, continued easy monetary policy and stronger commodity prices supported the sector’s performance.

Both the Federal Reserve (the Fed) and the European Central Bank (ECB) kept interest rates low and monetary policy accommodative during the period, which along with negative interest rates from the Bank of Japan, pushed investors to hunt for yield. In turn, this search for yield was supportive for inflows to the emerging market debt sector. In addition to the low developed markets rate environment, receding concerns about China and more commodity price stability, the fundamental emerging market narrative started to improve meaningfully during the period. Current account balances in much of Latin America, as well as in Russia, closed in reaction to weaker currencies. Fiscal adjustment was underway in most of the key emerging market countries, with conservative oil price assumptions seemingly the new norm.

More generally, policy shifted toward a more traditional path in many key emerging market debt issuers, including Brazil, Argentina, Russia and Indonesia. Finally, the emerging market economic growth differential relative to that of developed market countries appeared to be widening, driven by recoveries in the larger emerging market countries and persistently slow economic growth in developed market nations. Even among countries already well known for solid policymaking, such as Mexico, Peru, Colombia and Indonesia, deeper structural reform efforts were undertaken to accelerate and broaden economic growth.

4	Annual Report 2016

COLUMBIA EMERGING MARKETS BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Local Duration and Country Positioning Aided Fund Performance

As emerging market local yields rallied more than U.S. rates did during the period, the Fund’s local rates positioning contributed positively to the Fund’s relative returns, more than offsetting the detracting effect of its shorter U.S. duration position than benchmark. Country positioning overall also boosted the Fund’s performance relative to the benchmark during the period. In particular, overweight positions in the U.S. dollar-denominated sovereign bonds of the Dominican Republic, Argentina, Brazil, Russia and Indonesia contributed positively to the Fund’s results. Only partially offsetting these positive contributors were underweight exposures to the U.S. dollar-denominated sovereign bonds of Venezuela, Peru, China and South Africa, which detracted. Security selection also added value. Corporate positions in Ghana, Guatemala, Peru and Mexico proved especially strong performers for the Fund during the period.

Relative Valuation and Fundamental Analysis Drove Fund Changes

During the period, we reduced the Fund’s exposure to local currency bonds to reflect our view that fewer currencies had strong enough fundamentals to outperform the U.S. dollar. Also, more local emerging market exposure was hedged and cross-hedged against the risk of a continued secular rise in the U.S. currency.

At the end of the period, the Fund remained invested primarily in the U.S. dollar, allocating to local currency bonds selectively and opportunistically. On October 31, 2016, the Fund had approximately 9% of its total net assets invested in local currency bonds, about 75% in Latin America and the rest in emerging Asia markets. Of this 9% of the Fund’s total net assets, approximately 40% was hedged or cross-hedged such that the Fund had about 5% exposure to a strengthening U.S. dollar. In our view, emerging market local markets where the Fund has exposure represent countries with a mix of strong fundamentals, compelling real interest rates and/or attractive currency valuations that have solid return potential despite the prospect of a gradually appreciating U.S. dollar in 2017. We favored emerging market agency securities over sovereign bonds given our view that the higher yields of agency securities at the end of the period were attractive and the credit risk was comparable.

Regionally, the Fund was overweight Latin America, modestly overweight Africa and underweight emerging Europe and emerging Asia relative to the benchmark at the end of the period. The Fund maintained a duration modestly shorter than that of the benchmark.

Country Breakdown (%) (at October 31, 2016)
Angola	0.5
Argentina	6.8
Brazil	7.3
Chile	1.2
Colombia	3.2
Costa Rica	1.8
Croatia	1.7
Dominican Republic	6.4
Ecuador	1.7
Egypt	0.5
El Salvador	1.2
Gabon	0.7
Georgia	1.2
Ghana	2.6
Guatemala	2.2
Honduras	0.4
Hungary	1.0
Indonesia	9.9
Ivory Coast	1.3
Jamaica	1.3
Kazakhstan	1.3
Kuwait	0.8
Mexico	13.8
Pakistan	1.4
Panama	0.7
Paraguay	0.8
Peru	1.7
Republic of Namibia	0.4
Russian Federation	7.3
Senegal	0.6
Serbia	0.9
Suriname	0.5
Trinidad and Tobago	1.6
Tunisia	0.2
Turkey	3.9
Ukraine	1.2
United States(a)	5.8
Uruguay	0.7
Venezuela	3.1
Zambia	0.4
Total	100.0

Country Breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Annual Report 2016	5

COLUMBIA EMERGING MARKETS BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. As a non-diversified fund, fewer investments could have a greater affect on performance. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.

6	Annual Report 2016

COLUMBIA EMERGING MARKETS BOND FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2016 – October 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,074.20	1,019.21	6.29	6.12	1.20
Class B	1,000.00	1,000.00	1,070.30	1,015.42	10.20	9.93	1.95
Class C	1,000.00	1,000.00	1,070.60	1,015.42	10.20	9.93	1.95
Class I	1,000.00	1,000.00	1,076.90	1,021.79	3.62	3.53	0.69
Class K	1,000.00	1,000.00	1,075.40	1,020.27	5.19	5.05	0.99
Class R	1,000.00	1,000.00	1,072.90	1,017.94	7.60	7.39	1.45
Class R4	1,000.00	1,000.00	1,075.50	1,020.47	4.98	4.85	0.95
Class R5	1,000.00	1,000.00	1,076.70	1,021.48	3.94	3.83	0.75
Class W	1,000.00	1,000.00	1,074.30	1,019.21	6.29	6.12	1.20
Class Y	1,000.00	1,000.00	1,076.90	1,021.73	3.67	3.58	0.70
Class Z	1,000.00	1,000.00	1,076.50	1,020.47	4.99	4.85	0.95

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016	7

COLUMBIA EMERGING MARKETS BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2016

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 18.0%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
BRAZIL 1.0%
Marfrig Holdings Europe BV(b)
06/08/23	8.000%		2,400,000	2,478,000

Minerva Luxembourg SA(b)
09/20/26	6.500%		2,000,000	1,966,374

Total				4,444,374

CHILE 1.2%
Cencosud SA(b)
02/12/45	6.625%		4,950,000	5,234,333

COLOMBIA 0.9%
Banco de Bogota SA(b) Subordinated
05/12/26	6.250%		1,200,000	1,239,000
05/12/26	6.250%		2,600,000	2,678,060

Total				3,917,060

GHANA 1.3%
Kosmos Energy Ltd.(b)
08/01/21	7.875%		3,076,000	2,952,960
08/01/21	7.875%		3,160,000	3,037,550

Total				5,990,510

GUATEMALA 1.4%
Comcel Trust via Comunicaciones Celulares SA(b)
02/06/24	6.875%		200,000	204,500

Comcel Trust(b)
02/06/24	6.875%		3,300,000	3,374,250

Industrial Senior Trust(b)
11/01/22	5.500%		2,877,000	2,864,514

Total				6,443,264

KUWAIT 0.8%
Equate Petrochemical BV(b)(d)
11/03/26	4.250%		3,800,000	3,765,078

MEXICO 6.4%
BBVA Bancomer SA Subordinated(b)(c)
11/12/29	5.350%		3,402,000	3,445,233

Banco Mercantil del Norte SA Subordinated(b)(c)
10/04/31	5.750%		3,000,000	2,898,750

Cemex SAB de CV(b)
04/16/26	7.750%		4,900,000	5,488,000

Concesionaria Mexiquense SA de CV (linked to Mexican Unidad de Inversion Index)(b)
12/15/35	5.950%	MXN	43,949,336	2,308,939

Elementia SAB de CV(b)
01/15/25	5.500%		2,500,000	2,545,000

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)

Grupo Posadas SAB de CV(b)
06/30/22	7.875%		5,224,000	5,409,452

Grupo Televisa SAB
05/14/43	7.250%	MXN	59,800,000	2,661,041

Mexichem SAB de CV(b)
09/19/42	6.750%		1,000,000	1,060,000
09/17/44	5.875%		900,000	873,090

Mexico City Airport Trust(b)
10/31/26	4.250%		2,600,000	2,649,400

Total				29,338,905

PANAMA 0.7%
Panama Canal Railway Co.(b)
11/01/26	7.000%		3,309,213	3,325,759

PERU 1.5%
Banco de Credito del Peru Subordinated(b)(c)
10/15/22	7.170%	PEN	6,000,000	1,721,421

Cementos Pacasmayo SAA(b)
02/08/23	4.500%		1,000,000	1,031,500

Union Andina de Cementos SAA(b)
10/30/21	5.875%		1,093,000	1,135,627

Volcan Cia Minera SAA(b)
02/02/22	5.375%		3,000,000	2,955,000

Total				6,843,548

RUSSIAN FEDERATION 1.0%
Global Ports Finance PLC(b)
09/22/23	6.500%		4,357,000	4,335,215

UKRAINE 1.2%
MHP SA(b)
04/02/20	8.250%		5,721,000	5,606,580

URUGUAY 0.6%
ACI Airport SudAmerica SA(b)
11/29/32	6.875%		2,996,250	2,936,325

Total Corporate Bonds & Notes
(Cost: $84,162,567)				82,180,951

Foreign Government Obligations(a)(e) 74.8%
ANGOLA 0.5%
Angolan Government International Bond(b)
11/12/25	9.500%		2,200,000	2,156,000

ARGENTINA 6.7%
Argentina Republic Government International Bond(b)
04/22/21	6.875%		1,050,000	1,136,100
04/22/26	7.500%		2,200,000	2,403,500
07/06/28	6.625%		1,100,000	1,133,295
07/06/36	7.125%		1,500,000	1,549,331

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2016

COLUMBIA EMERGING MARKETS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Foreign Government Obligations(a)(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Argentina Republic Government International Bond(c)
12/31/33	8.280%		4,065,910	4,423,710

City of Buenos Aires Argentina(b)
06/01/27	7.500%		3,200,000	3,448,000

Provincia de Buenos Aires(b)
06/09/21	9.950%		1,500,000	1,710,000
03/16/24	9.125%		2,259,000	2,501,843
06/15/27	7.875%		2,865,000	2,943,787

Provincia de Cordoba(b)
06/10/21	7.125%		3,100,000	3,208,500

YPF SA(b)
03/23/21	8.500%		1,700,000	1,859,375
07/28/25	8.500%		3,800,000	4,142,000

Total				30,459,441

BRAZIL 6.1%
Brazil Minas SPE via State of Minas Gerais(b)
02/15/28	5.333%		2,000,000	1,960,000

Brazilian Government International Bond
01/07/25	4.250%		4,100,000	4,059,000
01/07/41	5.625%		10,000,000	9,650,000

Petrobras Global Finance BV
01/27/21	5.375%		4,487,000	4,425,304
05/23/21	8.375%		5,200,000	5,752,500
05/23/26	8.750%		1,800,000	2,027,700

Total				27,874,504

COLOMBIA 2.3%
Bogota Distrito Capital(b)
07/26/28	9.750%	COP	1,377,000,000	481,867

Colombia Government International Bond
01/18/41	6.125%		3,528,000	4,071,672

Ecopetrol SA
06/26/26	5.375%		1,000,000	1,009,000
09/18/43	7.375%		3,200,000	3,264,000

Emgesa SA ESP(b)
01/25/21	8.750%	COP	5,204,000,000	1,699,948

Total				10,526,487

COSTA RICA 1.8%
Costa Rica Government International Bond(b)
03/12/45	7.158%		7,600,000	8,018,000

CROATIA 1.7%
Croatia Government International Bond(b)
01/26/24	6.000%		5,117,000	5,774,534

Hrvatska Elektroprivreda(b)
10/23/22	5.875%		1,900,000	2,068,188

Total				7,842,722

Foreign Government Obligations(a)(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
DOMINICAN REPUBLIC 6.3%
Banco de Reservas de la Republica Dominicana Subordinated(b)
02/01/23	7.000%		5,988,000	6,107,760

Dominican Republic International Bond(b)
07/05/19	14.500%	DOP	109,000,000	2,601,736
01/08/21	14.000%	DOP	226,239,000	5,365,082
04/20/27	8.625%		4,320,000	5,076,000
04/30/44	7.450%		6,000,000	6,750,000
01/27/45	6.850%		2,800,000	2,912,000

Total				28,812,578

ECUADOR 1.7%
Ecuador Government International Bond(b)
03/24/20	10.500%		3,800,000	4,018,500
03/28/22	10.750%		3,500,000	3,710,210

Total				7,728,710

EGYPT 0.5%
Egypt Government International Bond(b)
06/11/25	5.875%		2,300,000	2,124,625

EL SALVADOR 1.2%
El Salvador Government International Bond(b)
01/18/27	6.375%		910,000	905,450
01/18/27	6.375%		500,000	497,500
04/10/32	8.250%		959,000	1,045,185
06/15/35	7.650%		2,836,000	2,937,841

Total				5,385,976

GABON 0.7%
Gabon Government International Bond(b)
12/12/24	6.375%		3,279,527	3,006,605

GEORGIA 1.2%
Georgian Railway JSC(b)
07/11/22	7.750%		4,722,000	5,265,030

GHANA 1.2%
Ghana Government International Bond(b)
09/15/22	9.250%		1,500,000	1,556,250
01/18/26	8.125%		1,850,000	1,771,874
10/14/30	10.750%		2,000,000	2,354,600

Total				5,682,724

GUATEMALA 0.8%
Guatemala Government Bond(b)
05/03/26	4.500%		2,350,000	2,407,410
02/13/28	4.875%		1,073,000	1,148,110

Total				3,555,520

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	9

COLUMBIA EMERGING MARKETS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Foreign Government Obligations(a)(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
HONDURAS 0.3%
Honduras Government International Bond(b)
03/15/24	7.500%		1,432,000	1,596,680

HUNGARY 1.0%
Hungary Government International Bond
03/29/41	7.625%		2,940,000	4,480,560

INDONESIA 9.8%
Indonesia Government International Bond(b)
01/15/24	5.875%		4,200,000	4,872,349
01/17/38	7.750%		3,548,000	4,973,838
01/17/38	7.750%		1,700,000	2,383,181
01/17/42	5.250%		1,000,000	1,095,033
01/15/45	5.125%		1,000,000	1,088,280

Indonesia Treasury Bond
03/15/24	8.375%	IDR	65,000,000,000	5,290,466
05/15/28	6.125%	IDR	45,437,000,000	3,090,183
03/15/29	9.000%	IDR	20,000,000,000	1,698,344

PT Pertamina Persero(b)
05/27/41	6.500%		1,000,000	1,123,750
05/03/42	6.000%		3,000,000	3,163,128
05/30/44	6.450%		755,000	831,533

PT Perusahaan Listrik Negara(b)
11/22/21	5.500%		13,603,000	15,063,962

Total				44,674,047

IVORY COAST 1.3%
Ivory Coast Government International Bond(b)
03/03/28	6.375%		3,577,000	3,731,634

Ivory Coast Government International Bond(b)(c)
12/31/32	5.750%		2,079,000	2,036,505

Total				5,768,139

JAMAICA 1.3%
Jamaica Government International Bond
04/28/28	6.750%		2,400,000	2,712,000
03/15/39	8.000%		1,000,000	1,164,860
07/28/45	7.875%		1,600,000	1,844,224

Total				5,721,084

KAZAKHSTAN 1.3%
Kazakhstan Government International Bond(b)
07/21/25	5.125%		2,850,000	3,199,125
07/21/45	6.500%		2,400,000	2,870,141

Total				6,069,266

MEXICO 7.1%
Comision Federal de Electricidad(b)
06/16/45	6.125%		3,700,000	3,908,125

Foreign Government Obligations(a)(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Mexican Bonos
06/10/21	6.500%	MXN	37,100,000	2,006,134
06/09/22	6.500%	MXN	68,799,200	3,717,375
06/03/27	7.500%	MXN	34,949,100	2,008,047

Petroleos Mexicanos
11/12/26	7.470%	MXN	50,100,000	2,408,119
06/02/41	6.500%		5,453,000	5,300,316
01/23/45	6.375%		6,300,000	6,058,351

Petroleos Mexicanos(b)
11/24/21	7.650%	MXN	54,300,000	2,770,877
09/12/24	7.190%	MXN	3,440,000	166,407
08/04/26	6.875%		1,000,000	1,118,283
09/21/47	6.750%		3,000,000	2,973,750

Total				32,435,784

PAKISTAN 1.4%
Pakistan Government International Bond(b)
04/15/24	8.250%		2,600,000	2,928,744
03/31/36	7.875%		1,500,000	1,519,923

Second Pakistan International Sukuk Co., Ltd. (The)(b)
12/03/19	6.750%		1,700,000	1,800,234

Total				6,248,901

PARAGUAY 0.8%
Paraguay Government International Bond(b)
08/11/44	6.100%		3,245,000	3,642,512

PERU 0.2%
Peruvian Government International Bond(b)
08/12/28	6.350%	PEN	3,250,000	992,601

REPUBLIC OF NAMIBIA 0.3%
Namibia International Bonds(b)
11/03/21	5.500%		1,500,000	1,610,100

RUSSIAN FEDERATION 6.2%
Gazprom Neft OAO Via GPN Capital SA(b)
09/19/22	4.375%		7,379,000	7,277,539

Gazprom OAO Via Gaz Capital SA(b)
03/07/22	6.510%		4,105,000	4,498,267
03/07/22	6.510%		1,800,000	1,972,444
02/06/28	4.950%		6,000,000	5,880,720
08/16/37	7.288%		2,829,000	3,217,988

Sberbank of Russia Via SB Capital SA Subordinated(b)
10/29/22	5.125%		1,201,000	1,208,674

Vnesheconombank Via VEB Finance PLC(b)
11/21/23	5.942%		4,200,000	4,330,334

Total				28,385,966

SENEGAL 0.6%
Senegal Government International Bond(b)
07/30/24	6.250%		2,796,000	2,872,890

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2016

COLUMBIA EMERGING MARKETS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Foreign Government Obligations(a)(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SERBIA 0.9%
Serbia International Bond(b)
12/03/18	5.875%	1,125,000	1,191,094
09/28/21	7.250%	2,500,000	2,871,250

Total			4,062,344

SURINAME 0.5%
Republic of Suriname(b)
10/26/26	9.250%	2,200,000	2,299,000

TRINIDAD AND TOBAGO 1.6%
Petroleum Co. of Trinidad & Tobago Ltd.(b)
08/14/19	9.750%	6,514,000	7,211,259

TUNISIA 0.2%
Banque Centrale de Tunisie International Bond(b)
01/30/25	5.750%	1,000,000	963,750

TURKEY 3.8%
Export Credit Bank of Turkey(b)
04/24/19	5.875%	1,517,000	1,570,095
09/23/21	5.000%	2,250,000	2,255,625

Turkey Government International Bond
03/23/23	3.250%	1,500,000	1,395,000
02/05/25	7.375%	2,868,000	3,359,228
04/14/26	4.250%	2,400,000	2,298,168
03/17/36	6.875%	2,794,000	3,176,498
05/30/40	6.750%	2,973,000	3,355,774

Total			17,410,388

Foreign Government Obligations(a)(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VENEZUELA 3.1%
Petroleos de Venezuela SA(b)
05/16/24	6.000%	34,721,187	13,020,445

Venezuela Government International Bond(b)
10/13/19	7.750%	2,000,000	1,015,000

Total			14,035,445

ZAMBIA 0.4%
Zambia Government International Bond(b)
07/30/27	8.970%	1,950,000	1,920,750

Total Foreign Government Obligations
(Cost: $331,731,004)			340,840,388

Money Market Funds 5.7%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.463%(f)(g)		26,206,367	26,206,367

Total Money Market Funds
(Cost: $26,206,367)			26,206,367

Total Investments
(Cost: $442,099,938)			449,227,706

Other Assets & Liabilities, Net			6,629,623

Net Assets			455,857,329

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at October 31, 2016

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)

Citi	11/29/2016	6,710,972,000 COP	2,301,865 USD	79,929	—

Credit Suisse	11/16/2016	11,000,000 EUR	12,296,570 USD	214,541	—

Standard Chartered	11/29/2016	5,756,000 PEN	1,709,331 USD	3,721	—

Total				298,191	—

Credit Default Swap Contracts Outstanding at October 31, 2016

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	People’s Republic of China	12/20/2021	1.000	USD	4,200,000	19,578	14,164	—	(4,900)	514	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	11

COLUMBIA EMERGING MARKETS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At October 31, 2016, the value of these securities amounted to $326,313,765 or 71.58% of net assets.

(c)	Variable rate security.

(d)	Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(e)	Principal and interest may not be guaranteed by the government.

(f)	The rate shown is the seven-day current annualized yield at October 31, 2016.

(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	10,807,980	209,286,891	(193,888,605)	101	26,206,367	77,415	26,206,367

Currency Legend

COP	Colombian Peso
DOP	Dominican Republic Peso
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peru Nuevos Soles
USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2016

COLUMBIA EMERGING MARKETS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Fair Value Measurements (continued)

may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Corporate Bonds & Notes	—	80,459,530	1,721,421	82,180,951

Foreign Government Obligations	—	332,873,570	7,966,818	340,840,388

Investments measured at net asset value

Money Market Funds	—	—	—	26,206,367

Total Investments	—	413,333,100	9,688,239	449,227,706

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	298,191	—	298,191

Swap Contracts	—	514	—	514

Total	—	413,631,805	9,688,239	449,526,411

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

COLUMBIA EMERGING MARKETS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:

	Corporate Bonds & Notes ($)	Foreign Government Obligations ($)	Total ($)
Balance as of October 31, 2015	1,773,143	8,230,019	10,003,162

Increase (decrease) in accrued discounts/premiums	745	(81,557)	(80,812)

Change in unrealized appreciation (depreciation)(a)	(52,467)	(181,644)	(234,111)

Balance as of October 31, 2016	1,721,421	7,966,818	9,688,239

(a)	Change in unrealized appreciation (depreciation) relating to securities held at October 31, 2016 was $(234,111), which is comprised of Corporate Bonds & Notes of $(52,467) and Foreign Government Obligations of $(181,644).

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate bonds and notes and foreign government obligations classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

COLUMBIA EMERGING MARKETS BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

Assets

Investments, at value

Unaffiliated issuers (identified cost $415,893,571)	$423,021,339

Affiliated issuers (identified cost $26,206,367)	26,206,367

Total investments (identified cost $442,099,938)	449,227,706

Foreign currency (identified cost $252,318)	254,632

Unrealized appreciation on forward foreign currency exchange contracts	298,191

Unrealized appreciation on swap contracts	514

Premiums paid on outstanding swap contracts	14,164

Receivable for:

Investments sold	3,409,007

Capital shares sold	464,965

Dividends	9,611

Interest	7,839,817

Foreign tax reclaims	55,848

Prepaid expenses	3,400

Total assets	461,577,855

Liabilities

Due to custodian	36,800

Payable for:

Investments purchased	1,261,693

Investments purchased on a delayed delivery basis	3,752,255

Capital shares purchased	393,129

Foreign capital gains taxes deferred	63,479

Management services fees	22,405

Distribution and/or service fees	5,776

Transfer agent fees	64,018

Plan administration fees	2

Compensation of board members	43,690

Other expenses	77,279

Total liabilities	5,720,526

Net assets applicable to outstanding capital stock	$455,857,329

Represented by

Paid-in capital	$473,997,468

Undistributed net investment income	787,845

Accumulated net realized loss	(26,290,833)

Unrealized appreciation (depreciation) on:

Investments	7,127,768

Foreign currency translations	(145)

Forward foreign currency exchange contracts	298,191

Swap contracts	514

Foreign capital gains tax	(63,479)

Total — representing net assets applicable to outstanding capital stock	$455,857,329

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	15

COLUMBIA EMERGING MARKETS BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

October 31, 2016

Class A

Net assets	$135,876,856

Shares outstanding	11,674,802

Net asset value per share	$11.64

Maximum offering price per share(a)	$12.22

Class B

Net assets	$292,854

Shares outstanding	25,207

Net asset value per share	$11.62

Class C

Net assets	$23,713,762

Shares outstanding	2,050,178

Net asset value per share	$11.57

Class I

Net assets	$167,724,951

Shares outstanding	14,396,167

Net asset value per share	$11.65

Class K

Net assets	$75,180

Shares outstanding	6,462

Net asset value per share	$11.63

Class R

Net assets	$21,289,236

Shares outstanding	1,830,155

Net asset value per share	$11.63

Class R4

Net assets	$1,963,600

Shares outstanding	168,494

Net asset value per share	$11.65

Class R5

Net assets	$18,614,680

Shares outstanding	1,598,565

Net asset value per share	$11.64

Class W

Net assets	$7,581,240

Shares outstanding	652,346

Net asset value per share	$11.62

Class Y

Net assets	$3,198,740

Shares outstanding	274,517

Net asset value per share	$11.65

Class Z

Net assets	$75,526,230

Shares outstanding	6,485,307

Net asset value per share	$ 11.65

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2016

COLUMBIA EMERGING MARKETS BOND FUND

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Net investment income

Income:

Dividends — affiliated issuers	$77,415

Interest	30,989,225

Foreign taxes withheld	(107,606)

Total income	30,959,034

Expenses:

Management services fees	2,616,424

Distribution and/or service fees

Class A	316,427

Class B	3,954

Class C	265,986

Class R	78,890

Class W	18,946

Transfer agent fees

Class A	331,056

Class B	1,037

Class C	69,711

Class K	29

Class R	41,182

Class R4	5,306

Class R5	5,501

Class W	19,838

Class Z	201,208

Plan administration fees

Class K	144

Compensation of board members	20,335

Custodian fees	25,281

Printing and postage fees	84,629

Registration fees	132,565

Audit fees	44,340

Legal fees	10,207

Other	58,576

Total expenses	4,351,572

Net investment income	26,607,462

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	(23,219,284)

Investments — affiliated issuers	101

Foreign currency translations	(158,739)

Forward foreign currency exchange contracts	(684,760)

Futures contracts	(98,208)

Swap contracts	(41,521)

Net realized loss	(24,202,411)

Net change in unrealized appreciation (depreciation) on:

Investments	50,538,436

Foreign currency translations	54,688

Forward foreign currency exchange contracts	352,588

Futures contracts	(102,775)

Swap contracts	514

Foreign capital gains tax	(63,479)

Net change in unrealized appreciation	50,779,972

Net realized and unrealized gain	26,577,561

Net increase in net assets resulting from operations	$53,185,023

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	17

COLUMBIA EMERGING MARKETS BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations

Net investment income	$26,607,462	$34,226,456

Net realized loss	(24,202,411)	(32,271,376)

Net change in unrealized appreciation (depreciation)	50,779,972	(31,877,460)

Net increase (decrease) in net assets resulting from operations	53,185,023	(29,922,380)

Distributions to shareholders

Net investment income

Class A	(3,496,511)	(4,712,076)

Class B	(8,484)	(19,520)

Class C	(554,385)	(955,457)

Class I	(5,465,987)	(8,129,666)

Class K	(1,165)	(690)

Class R	(376,196)	(292,458)

Class R4	(55,798)	(97,059)

Class R5	(332,997)	(286,541)

Class W	(204,438)	(359,344)

Class Y	(57,594)	(60,510)

Class Z	(2,270,483)	(2,980,812)

Net realized gains

Class A	—	(152,243)

Class B	—	(841)

Class C	—	(41,414)

Class I	—	(220,145)

Class K	—	(20)

Class R	—	(9,181)

Class R4	—	(1,727)

Class R5	—	(7,407)

Class W	—	(25,818)

Class Y	—	(1,641)

Class Z	—	(89,492)

Total distributions to shareholders	(12,824,038)	(18,444,062)

Decrease in net assets from capital stock activity	(42,171,208)	(190,597,680)

Total decrease in net assets	(1,810,223)	(238,964,122)

Net assets at beginning of year	457,667,552	696,631,674

Net assets at end of year	$455,857,329	$457,667,552

Undistributed net investment income	$787,845	$882,044

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2016

COLUMBIA EMERGING MARKETS BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	4,090,138	45,630,262	3,434,669	37,278,934

Distributions reinvested	312,162	3,322,402	428,851	4,607,931

Redemptions	(5,610,952)	(60,570,982)	(7,594,612)	(81,462,898)

Net decrease	(1,208,652)	(11,618,318)	(3,731,092)	(39,576,033)

Class B shares

Subscriptions	1,375	14,724	2,911	31,681

Distributions reinvested	780	8,161	1,779	19,108

Redemptions(a)	(31,363)	(334,260)	(45,497)	(488,755)

Net decrease	(29,208)	(311,375)	(40,807)	(437,966)

Class C shares

Subscriptions	138,264	1,492,816	333,789	3,582,834

Distributions reinvested	46,953	490,872	81,585	871,919

Redemptions	(1,146,737)	(12,288,067)	(2,093,915)	(22,365,121)

Net decrease	(961,520)	(10,304,379)	(1,678,541)	(17,910,368)

Class I shares

Subscriptions	113,728	1,280,371	473,621	5,163,939

Distributions reinvested	512,161	5,465,669	776,286	8,349,485

Redemptions	(3,078,890)	(32,476,971)	(10,066,577)	(108,088,540)

Net decrease	(2,453,001)	(25,730,931)	(8,816,670)	(94,575,116)

Class K shares

Subscriptions	7,268	79,217	—	—

Distributions reinvested	79	876	38	410

Redemptions	(2,650)	(31,000)	(1,541)	(16,830)

Net increase (decrease)	4,697	49,093	(1,503)	(16,420)

Class R shares

Subscriptions	719,403	8,044,055	581,659	6,251,734

Distributions reinvested	28,314	302,680	22,071	236,907

Redemptions	(176,000)	(1,889,197)	(243,380)	(2,600,343)

Net increase	571,717	6,457,538	360,350	3,888,298

Class R4 shares

Subscriptions	153,021	1,644,427	300,907	3,267,597

Distributions reinvested	5,175	55,505	9,141	98,486

Redemptions	(138,951)	(1,567,060)	(335,181)	(3,502,816)

Net increase (decrease)	19,245	132,872	(25,133)	(136,733)

Class R5 shares

Subscriptions	1,256,370	13,980,922	874,430	9,365,825

Distributions reinvested	30,609	332,032	27,154	291,677

Redemptions	(481,986)	(5,130,069)	(893,098)	(9,568,248)

Net increase	804,993	9,182,885	8,486	89,254

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	19

COLUMBIA EMERGING MARKETS BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)

Class W shares

Subscriptions	97,318	1,053,511	1,723,791	18,708,445

Distributions reinvested	19,212	204,174	36,088	384,881

Redemptions	(172,549)	(1,896,168)	(3,824,621)	(40,617,305)

Net decrease	(56,019)	(638,483)	(2,064,742)	(21,523,979)

Class Y shares

Subscriptions	216,938	2,377,263	95,247	1,034,411

Distributions reinvested	5,268	57,594	5,791	62,151

Redemptions	(53,626)	(595,813)	(116,766)	(1,232,918)

Net increase (decrease)	168,580	1,839,044	(15,728)	(136,356)

Class Z shares

Subscriptions	2,818,472	30,538,633	2,846,486	30,655,192

Distributions reinvested	189,722	2,025,508	251,459	2,703,081

Redemptions	(4,046,820)	(43,793,295)	(5,027,172)	(53,620,534)

Net decrease	(1,038,626)	(11,229,154)	(1,929,227)	(20,262,261)

Total net decrease	(4,177,794)	(42,171,208)	(17,934,607)	(190,597,680)

(a)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2016

COLUMBIA EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2016	2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$10.56	$11.37		$11.59		$12.51		$11.33

Income from investment operations:

Net investment income	0.64	0.62		0.60		0.61		0.65

Net realized and unrealized gain (loss)	0.73	(1.12)		(0.18)		(0.86)		1.16

Total from investment operations	1.37	(0.50)		0.42		(0.25)		1.81

Less distributions to shareholders:

Net investment income	(0.29)	(0.30)		(0.49)		(0.59)		(0.63)

Net realized gains	—	(0.01)		(0.15)		(0.08)		—

Total distributions to shareholders	(0.29)	(0.31)		(0.64)		(0.67)		(0.63)

Net asset value, end of period	$11.64	$10.56		$11.37		$11.59		$12.51

Total return	13.30%	(4.39%)		3.84%		(2.12%)		16.51%

Ratios to average net assets(a)

Total gross expenses	1.20%	1.15%		1.16%		1.13%		1.16%

Total net expenses(b)	1.20%	1.15	%(c)	1.16	%(c)	1.13	%(c)	1.16%

Net investment income	5.91%	5.72%		5.29%		5.00%		5.54%

Supplemental data

Net assets, end of period (in thousands)	$135,877	$136,042		$188,935		$235,667		$284,818

Portfolio turnover	44%	32%		42%		26%		21%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	21

COLUMBIA EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class B	2016	2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$10.54	$11.37		$11.59		$12.51		$11.32

Income from investment operations:

Net investment income	0.56	0.53		0.51		0.52		0.57

Net realized and unrealized gain (loss)	0.73	(1.12)		(0.18)		(0.86)		1.16

Total from investment operations	1.29	(0.59)		0.33		(0.34)		1.73

Less distributions to shareholders:

Net investment income	(0.21)	(0.23)		(0.40)		(0.50)		(0.54)

Net realized gains	—	(0.01)		(0.15)		(0.08)		—

Total distributions to shareholders	(0.21)	(0.24)		(0.55)		(0.58)		(0.54)

Net asset value, end of period	$11.62	$10.54		$11.37		$11.59		$12.51

Total return	12.48%	(5.17%)		3.07%		(2.85%)		15.73%

Ratios to average net assets(a)

Total gross expenses	1.95%	1.90%		1.91%		1.88%		1.90%

Total net expenses(b)	1.95%	1.90	%(c)	1.91	%(c)	1.88	%(c)	1.90%

Net investment income	5.14%	4.95%		4.55%		4.25%		4.87%

Supplemental data

Net assets, end of period (in thousands)	$293	$574		$1,083		$2,064		$2,908

Portfolio turnover	44%	32%		42%		26%		21%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2016

COLUMBIA EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C	2016	2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$10.50	$11.32		$11.54		$12.46		$11.30

Income from investment operations:

Net investment income	0.56	0.53		0.51		0.52		0.56

Net realized and unrealized gain (loss)	0.72	(1.11)		(0.18)		(0.86)		1.15

Total from investment operations	1.28	(0.58)		0.33		(0.34)		1.71

Less distributions to shareholders:

Net investment income	(0.21)	(0.23)		(0.40)		(0.50)		(0.55)

Net realized gains	—	(0.01)		(0.15)		(0.08)		—

Total distributions to shareholders	(0.21)	(0.24)		(0.55)		(0.58)		(0.55)

Net asset value, end of period	$11.57	$10.50		$11.32		$11.54		$12.46

Total return	12.43%	(5.11%)		3.08%		(2.85%)		15.55%

Ratios to average net assets(a)

Total gross expenses	1.95%	1.90%		1.91%		1.88%		1.91%

Total net expenses(b)	1.95%	1.90	%(c)	1.91	%(c)	1.88	%(c)	1.91%

Net investment income	5.16%	4.96%		4.55%		4.28%		4.78%

Supplemental data

Net assets, end of period (in thousands)	$23,714	$31,610		$53,086		$58,219		$45,979

Portfolio turnover	44%	32%		42%		26%		21%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	23

COLUMBIA EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$10.57	$11.38	$11.59	$12.51	$11.34

Income from investment operations:

Net investment income	0.70	0.67	0.66	0.67	0.72

Net realized and unrealized gain (loss)	0.73	(1.12)	(0.17)	(0.86)	1.14

Total from investment operations	1.43	(0.45)	0.49	(0.19)	1.86

Less distributions to shareholders:

Net investment income	(0.35)	(0.35)	(0.55)	(0.65)	(0.69)

Net realized gains	—	(0.01)	(0.15)	(0.08)	—

Total distributions to shareholders	(0.35)	(0.36)	(0.70)	(0.73)	(0.69)

Net asset value, end of period	$11.65	$10.57	$11.38	$11.59	$12.51

Total return	13.87%	(3.99%)	4.45%	(1.67%)	16.96%

Ratios to average net assets(a)

Total gross expenses	0.69%	0.66%	0.66%	0.65%	0.68%

Total net expenses(b)	0.69%	0.66%	0.66%	0.65%	0.68%

Net investment income	6.41%	6.21%	5.81%	5.56%	6.11%

Supplemental data

Net assets, end of period (in thousands)	$167,725	$178,095	$291,971	$281,985	$163,508

Portfolio turnover	44%	32%	42%	26%	21%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2016

COLUMBIA EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class K	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$10.55	$11.36	$11.58	$12.50	$11.31

Income from investment operations:

Net investment income	0.67	0.64	0.62	0.63	0.68

Net realized and unrealized gain (loss)	0.73	(1.12)	(0.18)	(0.86)	1.16

Total from investment operations	1.40	(0.48)	0.44	(0.23)	1.84

Less distributions to shareholders:

Net investment income	(0.32)	(0.32)	(0.51)	(0.61)	(0.65)

Net realized gains	—	(0.01)	(0.15)	(0.08)	—

Total distributions to shareholders	(0.32)	(0.33)	(0.66)	(0.69)	(0.65)

Net asset value, end of period	$11.63	$10.55	$11.36	$11.58	$12.50

Total return	13.55%	(4.23%)	4.05%	(1.97%)	16.87%

Ratios to average net assets(a)

Total gross expenses	0.99%	0.96%	0.96%	0.95%	0.98%

Total net expenses(b)	0.99%	0.96%	0.96%	0.95%	0.98%

Net investment income	5.95%	5.90%	5.50%	5.16%	5.78%

Supplemental data

Net assets, end of period (in thousands)	$75	$19	$37	$36	$72

Portfolio turnover	44%	32%	42%	26%	21%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	25

COLUMBIA EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R	2016	2015		2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$10.55	$11.37		$11.59		$12.50		$11.30

Income from investment operations:

Net investment income	0.62	0.59		0.57		0.58		0.58

Net realized and unrealized gain (loss)	0.73	(1.12)		(0.18)		(0.85)		1.23

Total from investment operations	1.35	(0.53)		0.39		(0.27)		1.81

Less distributions to shareholders:

Net investment income	(0.27)	(0.28)		(0.46)		(0.56)		(0.61)

Net realized gains	—	(0.01)		(0.15)		(0.08)		—

Total distributions to shareholders	(0.27)	(0.29)		(0.61)		(0.64)		(0.61)

Net asset value, end of period	$11.63	$10.55		$11.37		$11.59		$12.50

Total return	13.03%	(4.69%)		3.57%		(2.29%)		16.57%

Ratios to average net assets(b)

Total gross expenses	1.45%	1.40%		1.41%		1.39%		1.42	%(c)

Total net expenses(d)	1.45%	1.40	%(e)	1.41	%(e)	1.39	%(e)	1.42	%(c)

Net investment income	5.64%	5.53%		5.07%		4.79%		5.15	%(c)

Supplemental data

Net assets, end of period (in thousands)	$21,289	$13,281		$10,212		$3,711		$2,877

Portfolio turnover	44%	32%		42%		26%		21%

Notes to Financial Highlights

(a)	Based on operations from November 16, 2011 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2016

COLUMBIA EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R4	2016	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$10.57	$11.38		$11.60		$12.57

Income from investment operations:

Net investment income	0.68	0.64		0.63		0.41

Net realized and unrealized gain (loss)	0.72	(1.12)		(0.18)		(0.98)

Total from investment operations	1.40	(0.48)		0.45		(0.57)

Less distributions to shareholders:

Net investment income	(0.32)	(0.32)		(0.52)		(0.40)

Net realized gains	—	(0.01)		(0.15)		—

Total distributions to shareholders	(0.32)	(0.33)		(0.67)		(0.40)

Net asset value, end of period	$11.65	$10.57		$11.38		$11.60

Total return	13.57%	(4.19%)		4.09%		(4.57%)

Ratios to average net assets(b)

Total gross expenses	0.95%	0.89%		0.91%		0.92	%(c)

Total net expenses(d)	0.95%	0.89	%(e)	0.91	%(e)	0.92	%(c)(e)

Net investment income	6.21%	5.99%		5.54%		5.70	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,964	$1,578		$1,985		$1,055

Portfolio turnover	44%	32%		42%		26%

Notes to Financial Highlights

(a)	Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	27

COLUMBIA EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R5	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.56	$11.37	$11.59	$12.57

Income from investment operations:

Net investment income	0.70	0.66	0.65	0.64

Net realized and unrealized gain (loss)	0.72	(1.12)	(0.18)	(0.90)

Total from investment operations	1.42	(0.46)	0.47	(0.26)

Less distributions to shareholders:

Net investment income	(0.34)	(0.34)	(0.54)	(0.64)

Net realized gains	—	(0.01)	(0.15)	(0.08)

Total distributions to shareholders	(0.34)	(0.35)	(0.69)	(0.72)

Net asset value, end of period	$11.64	$10.56	$11.37	$11.59

Total return	13.82%	(4.03%)	4.31%	(2.19%)

Ratios to average net assets(b)

Total gross expenses	0.74%	0.72%	0.70%	0.71	%(c)

Total net expenses(d)	0.74%	0.72%	0.70%	0.71	%(c)

Net investment income	6.34%	6.19%	5.67%	5.54	%(c)

Supplemental data

Net assets, end of period (in thousands)	$18,615	$8,384	$8,928	$11,814

Portfolio turnover	44%	32%	42%	26%

Notes to Financial Highlights

(a)	Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2016

COLUMBIA EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class W	2016	2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$10.54	$11.36		$11.57		$12.49		$11.31

Income from investment operations:

Net investment income	0.64	0.62		0.60		0.61		0.66

Net realized and unrealized gain (loss)	0.73	(1.13)		(0.17)		(0.86)		1.15

Total from investment operations	1.37	(0.51)		0.43		(0.25)		1.81

Less distributions to shareholders:

Net investment income	(0.29)	(0.30)		(0.49)		(0.59)		(0.63)

Net realized gains	—	(0.01)		(0.15)		(0.08)		—

Total distributions to shareholders	(0.29)	(0.31)		(0.64)		(0.67)		(0.63)

Net asset value, end of period	$11.62	$10.54		$11.36		$11.57		$12.49

Total return	13.32%	(4.49%)		3.93%		(2.13%)		16.53%

Ratios to average net assets(a)

Total gross expenses	1.20%	1.16%		1.16%		1.13%		1.15%

Total net expenses(b)	1.20%	1.16	%(c)	1.16	%(c)	1.13	%(c)	1.15%

Net investment income	5.91%	5.72%		5.26%		5.02%		5.63%

Supplemental data

Net assets, end of period (in thousands)	$7,581	$7,469		$31,493		$64,994		$63,707

Portfolio turnover	44%	32%		42%		26%		21%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	29

COLUMBIA EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.57	$11.38	$11.59	$12.57

Income from investment operations:

Net investment income	0.71	0.67	0.65	0.65

Net realized and unrealized gain (loss)	0.72	(1.12)	(0.16)	(0.90)

Total from investment operations	1.43	(0.45)	0.49	(0.25)

Less distributions to shareholders:

Net investment income	(0.35)	(0.35)	(0.55)	(0.65)

Net realized gains	—	(0.01)	(0.15)	(0.08)

Total distributions to shareholders	(0.35)	(0.36)	(0.70)	(0.73)

Net asset value, end of period	$11.65	$10.57	$11.38	$11.59

Total return	13.86%	(3.99%)	4.46%	(2.14%)

Ratios to average net assets(b)

Total gross expenses	0.69%	0.67%	0.65%	0.65	%(c)

Total net expenses(d)	0.69%	0.67%	0.65%	0.65	%(c)

Net investment income	6.41%	6.23%	5.83%	5.66	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3,199	$1,120	$1,384	$9,286

Portfolio turnover	44%	32%	42%	26%

Notes to Financial Highlights

(a)	Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2016

COLUMBIA EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Z	2016	2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$10.57	$11.37		$11.59		$12.51		$11.35

Income from investment operations:

Net investment income	0.67	0.64		0.63		0.64		0.68

Net realized and unrealized gain (loss)	0.73	(1.11)		(0.18)		(0.86)		1.14

Total from investment operations	1.40	(0.47)		0.45		(0.22)		1.82

Less distributions to shareholders:

Net investment income	(0.32)	(0.32)		(0.52)		(0.62)		(0.66)

Net realized gains	—	(0.01)		(0.15)		(0.08)		—

Total distributions to shareholders	(0.32)	(0.33)		(0.67)		(0.70)		(0.66)

Net asset value, end of period	$11.65	$10.57		$11.37		$11.59		$12.51

Total return	13.57%	(4.10%)		4.10%		(1.87%)		16.64%

Ratios to average net assets(a)

Total gross expenses	0.95%	0.90%		0.91%		0.88%		0.91%

Total net expenses(b)	0.95%	0.90	%(c)	0.91	%(c)	0.88	%(c)	0.91%

Net investment income	6.17%	5.98%		5.55%		5.23%		5.72%

Supplemental data

Net assets, end of period (in thousands)	$75,526	$79,496		$107,518		$124,223		$144,687

Portfolio turnover	44%	32%		42%		26%		21%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	31

COLUMBIA EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

Note 1. Organization

Columbia Emerging Markets Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund’s prospectus.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based

32	Annual Report 2016

COLUMBIA EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the

Annual Report 2016	33

COLUMBIA EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.

34	Annual Report 2016

COLUMBIA EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commissions merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the FCM, which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has less credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to a single issuer of debt securities. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

Annual Report 2016	35

COLUMBIA EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on a notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at October 31, 2016:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	514	*
Credit risk	Premiums paid on outstanding swap contracts	14,164
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	298,191
Total		312,869

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended October 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	(41,521)	(41,521)

Foreign exchange risk	(684,760)	—	—	(684,760)

Interest rate risk	—	(98,208)	—	(98,208)

Total	(684,760)	(98,208)	(41,521)	(824,489)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	514	514

Foreign exchange risk	352,588	—	—	352,588

Interest rate risk	—	(102,775)	—	(102,775)

Total	352,588	(102,775)	514	250,327

36	Annual Report 2016

COLUMBIA EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended October 31, 2016:

Derivative Instrument	Average Notional Amounts ($)
Futures contracts — Short*	4,387,546
Credit default swap contracts — buy protection**	2,150,000

Derivative Instrument	Average Unrealized Appreciation ($)**	Average Unrealized Depreciation ($)**
Forward foreign currency exchange contracts	127,798	(421,212)

*	Based on the monthly outstanding amounts for the year ended October 31, 2016.

**	Based on the ending quarterly outstanding amounts for the year ended October 31, 2016.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Offsetting of Assets and Liabilities

The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of October 31, 2016:

	Barclays ($)	Citi ($)	Credit Suisse ($)	Standard Chartered ($)	Total ($)
Assets
Forward foreign currency exchange contracts	—	79,929	214,541	3,721	298,191
OTC credit default swap contracts(a)	14,678	—	—	—	14,678
Total Financial and Derivative Net Assets	14,678	79,929	214,541	3,721	312,869
Total collateral received (pledged)(b)	—	—	—	—	—
Net Amount(c)	14,678	79,929	214,541	3,721	312,869

(a)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(c)	Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Annual Report 2016	37

COLUMBIA EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective March 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.600% to 0.393% as the Fund’s net assets increase. Prior to March 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended October 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.60% of the Fund’s average daily net assets. For the period from November 1, 2015 through February 29, 2016, the investment advisory services fee paid to the Investment Manager was $762,653, and the administrative services fee paid to the Investment Manager was $100,728.

38	Annual Report 2016

COLUMBIA EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

Participating Affiliates

The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.

These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.

Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2016, other expenses paid by the Fund to this company were $818.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transactions with Affiliates

For the year ended October 31, 2016, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $1,086,250, respectively. The sale transactions resulted in a net realized loss of $(52,686).

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser

Annual Report 2016	39

COLUMBIA EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

of the amount charged by the servicing agent or a cap established by the Board from time to time.

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended October 31, 2016, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.26%
Class B	0.26
Class C	0.26
Class K	0.05
Class R	0.26
Class R4	0.26
Class R5	0.05
Class W	0.26
Class Z	0.26

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2016, no minimum account balance fees were charged by the Fund.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $113,000 and $326,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2016, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $67,951 for Class A, $0 for Class B and $2,307 for Class C shares for the year ended October 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Contractual Expense Cap March 1, 2016 Through February 28, 2017	Voluntary Expense Cap Prior to March 1, 2016
Class A	1.22%	1.21%
Class B	1.97	1.96
Class C	1.97	1.96
Class I	0.78	0.76
Class K	1.08	1.06
Class R	1.47	1.46
Class R4	0.97	0.96
Class R5	0.83	0.81
Class W	1.22	1.21
Class Y	0.78	0.76
Class Z	0.97	0.96

40	Annual Report 2016

COLUMBIA EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and infrequent and/or unusual expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees’ deferred compensation, foreign currency transactions, derivative investments, tax straddles and swap investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	(13,877,623)
Accumulated net realized loss	13,877,623

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended October 31, 2016 ($)	Year Ended October 31, 2015 ($)
Ordinary income	12,824,038	17,368,979
Long-term capital gains	—	1,075,083
Total	12,824,038	18,444,062

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$844,797
Capital loss carryforwards	(25,946,211)
Net unrealized appreciation	6,997,687

At October 31, 2016, the cost of investments for federal income tax purposes was $442,230,019 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$20,923,396
Unrealized depreciation	(13,925,709)
Net unrealized appreciation	$6,997,687

The following capital loss carryforwards, determined at October 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	753,667
No expiration — long-term	25,192,544
Total	25,946,211

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $179,784,331 and $216,184,524, respectively, for the year ended October 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Annual Report 2016	41

COLUMBIA EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended October 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At October 31, 2016, affiliated shareholders of record owned 59.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio

42	Annual Report 2016

COLUMBIA EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

High-Yield Investments Risk

Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016	43

COLUMBIA EMERGING MARKETS BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Emerging Markets Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Emerging Markets Bond Fund (the “Fund,” a series of Columbia Funds Series Trust II) at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

December 21, 2016

44	Annual Report 2016

COLUMBIA EMERGING MARKETS BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Foreign Taxes Paid	$107,606
Foreign Source Income	$30,203,334
Foreign Source Income Per Share	$0.77

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2016	45

COLUMBIA EMERGING MARKETS BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

46	Annual Report 2016

COLUMBIA EMERGING MARKETS BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015

Annual Report 2016	47

COLUMBIA EMERGING MARKETS BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	115	Trustee to other Columbia Funds since 2000; Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee), since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016

48	Annual Report 2016

COLUMBIA EMERGING MARKETS BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	126	Trustee to other Columbia Funds since 2002; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Healthways, Inc. (health and well-being solutions), 2005-2015

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held with the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016	49

COLUMBIA EMERGING MARKETS BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	186	Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

50	Annual Report 2016

COLUMBIA EMERGING MARKETS BOND FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016	51

COLUMBIA EMERGING MARKETS BOND FUND

APPROVAL OF MANAGEMENT AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Emerging Markets Bond Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March and April 2016, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented in February, March and April were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, the Chair of the Board and/or the Chair of the Contracts Committee, and the final materials were revised to contain information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.

The Board, at its June 13-15, 2016 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

Nature, Extent and Quality of Services Provided by Columbia Threadneedle

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Threadneedle, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, improvements in technology research and the use of research analysts’ model portfolios to highlight best ideas and improve implementation. The Independent Trustees further noted the restructured investment risk management department and its additional resources, including the new head of multi-asset investment risk. They also observed the relatively recent 5P leadership transition, and the additional staff and resources dedicated to the 5P team. The Board also noted the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2015 in the performance of administrative services, and noted the various enhancements anticipated for 2016. In evaluating the quality of services provided under the Management Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.

52	Annual Report 2016

COLUMBIA EMERGING MARKETS BOND FUND

APPROVAL OF MANAGEMENT AGREEMENT (continued)

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Threadneedle and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Threadneedle and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in its analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is generally no higher than the median expense ratio of funds in the comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2015 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2015 the Board had concluded that 2014 profitability was reasonable and that Columbia Threadneedle generated 2015 profitability that only slightly exceeded 2014 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Annual Report 2016	53

COLUMBIA EMERGING MARKETS BOND FUND

APPROVAL OF MANAGEMENT AGREEMENT (continued)

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 15, 2016, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

54	Annual Report 2016

COLUMBIA EMERGING MARKETS BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	55

Columbia Emerging Markets Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN141_10_F01_(12/16)

ANNUAL REPORT

October 31, 2016

COLUMBIA EUROPEAN EQUITY FUND

PRESIDENT’S MESSAGE

Dear Shareholders,

While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the president-elect over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.

While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?

Position your portfolio for the reality of market volatility

That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.

Step 1: Review your investment goals

Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.

Step 2: Reassess your risk tolerance

Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.

Step 3: Remain calm and focus on your long-term plan

Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.

As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.

Best regards,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA EUROPEAN EQUITY FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA EUROPEAN EQUITY FUND

PERFORMANCE OVERVIEW

Performance Summary

∎	Columbia European Equity Fund (the Fund) Class A shares returned -11.25% excluding sales charges for the 12-month period that ended October 31, 2016.

∎	The Fund underperformed its benchmark, the MSCI Europe Index (Net), which returned -7.48% for the same time period.

∎

In spite of successful stock selection in information technology, materials and telecommunications, overall unfavorable stock selection contributed to the Fund’s underperformance relative to its benchmark, while geographical positioning and sector allocation also detracted.

Average Annual Total Returns (%) (for period ended October 31, 2016)
	Inception	1 Year	5 Years	10 Years
Class A	06/26/00
Excluding sales charges		-11.25	4.85	3.11
Including sales charges		-16.31	3.63	2.50
Class B	06/26/00
Excluding sales charges		-11.96	4.04	2.33
Including sales charges		-16.21	3.70	2.33
Class C	06/26/00
Excluding sales charges		-12.02	4.01	2.33
Including sales charges		-12.87	4.01	2.33
Class I	07/15/04	-10.78	5.34	3.65
Class K	06/26/00	-11.16	5.00	3.32
Class R4*	01/08/14	-11.05	4.98	3.17
Class R5*	01/08/14	-10.99	5.06	3.21
Class W*	06/18/12	-11.26	4.82	3.10
Class Y*	03/01/16	-11.13	4.88	3.12
Class Z*	09/27/10	-11.06	5.07	3.29
MSCI Europe Index (Net)		-7.48	4.34	0.74

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

The MSCI Europe Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Europe Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2016

COLUMBIA EUROPEAN EQUITY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2006 — October 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia European Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016	3

COLUMBIA EUROPEAN EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Threadneedle International Limited

Daniel Ison

Ann Steele

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at October 31, 2016)
Roche Holding AG, Genusschein Shares (Switzerland)	4.9
Royal Dutch Shell PLC, Class B (United Kingdom)	4.3
Unilever PLC (United Kingdom)	4.1
Novartis AG, Registered Shares (Switzerland)	2.7
ASML Holding NV (Netherlands)	2.7
Sika AG (Switzerland)	2.7
Standard Chartered PLC (United Kingdom)	2.7
CRH PLC (Ireland)	2.6
Deutsche Telekom AG, Registered Shares (Germany)	2.6
Ryanair Holdings PLC, ADR (Ireland)	2.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

At October 31, 2016, approximately 65.1% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers (CMIA). As a result of asset allocation decisions by CMIA, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. CMIA seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12 month period ended October 31, 2016, the Fund’s Class A shares returned -11.25% excluding sales charges. The Fund underperformed its benchmark, the MSCI Europe Index (Net), which returned -7.48% for the same 12-month period. In spite of successful stock selection in information technology, materials and telecommunications, overall unfavorable stock selection contributed to the Fund’s underperformance relative to its benchmark, while geographical positioning and sector allocation also detracted.

Unease Persisted Despite Central Bank Stimulus

Further stimulus measures from the European Central Bank, coupled with broadly encouraging economic data in the United Kingdom and the eurozone provided grounds for optimism. A recovery in oil prices, which firmed after slumping to multi-year lows, also added to positive market sentiment. Markets did receive a shock in June, however, when the United Kingdom voted to leave the European Union (Brexit). This introduced a period of political and economic uncertainty in which the price of British sterling plummeted and support for anti-EU and anti-euro factions elsewhere increased. Mindful of recessionary risks, the Bank of England reassured markets by providing additional economic support and cutting interest rates to a record low. In the United States, the uncertain economic outlook led to a delay in raising interest rates, which helped propel U.S. equities to new highs. The U.K. stock market also touched record levels, as many of the U.K.’s largest companies have operations abroad and stand to benefit from the weakness in sterling.

The health of several European financial institutions also added to the unease. In Italy, there were concerns that the strained banking system would require recapitalization. Further a referendum in Italy loomed. At stake was the political future of the Italian prime minister or the potential build-up of momentum for anti-EU factions should he lose. (Following the close of the reporting period, Italian Prime Minister Matteo Renzi resigned in referendum defeat.) In Germany, the financial stability of Deutsche Bank was threatened with a multi-billion dollar penalty following a legal investigation. In the United States, the bitterly contested U.S. presidential election caused nervousness, as did terrorist attacks on civilians in Belgium, France and Germany. After months of wrangling, a new Spanish government was finally formed. European equity markets saw significant style rotation as defensive and risk assets fell in and out of favor, while the relative weakness of the euro and British sterling impacted the Fund’s returns in U.S. dollar terms.

4	Annual Report 2016

COLUMBIA EUROPEAN EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Contributors and Detractors

From a geographical standpoint, the three largest negative contributors to the Fund on a relative basis were Germany, Switzerland and the United Kingdom. The benchmark’s return for Germany was negative in U.S. dollar terms as investors grew concerned about a potential economic slowdown, disunity in the European Union and the implications of Chancellor Merkel’s waning popularity. We reduced our exposure to Germany. The United Kingdom was also negative in U.S. dollar terms as investors grew concerned about a potential post-Brexit economic slowdown. While our overweighting had a marginally negative impact and stock selection detracted, the Fund’s position in the United Kingdom was little changed. Switzerland was also negative in U.S. dollar terms, as investors focused on countries with greater perceived upside potential. Our exposure to Switzerland was little changed.

Among sectors, consumer discretionary was negative in absolute terms, partly because of concerns regarding the sustainability of economic recovery in Europe, particularly in a post-Brexit environment. The Fund was overweight in this sector and stock selection was unfavorable. Health care was also negative, due in part to concerns that pricing pressure in the industry could have been exacerbated had Hillary Clinton won the U.S. presidential election.

The Fund was overweight in industrials, where returns were positive as investors sought out undervalued stocks. While sector allocation in industrials added value, stock selection detracted. BT Group, Intesa Sanpaolo and TUI were the weakest performers on a relative basis. BT Group fell owing to fears that the U.K. economy would suffer from a post-Brexit slowdown. We reduced our position in BT. Intesa Sanpaolo was affected by malaise in the Italian banking sector and was sold. Travel group TUI was impacted by concerns that the depreciation of British sterling would deter U.K. tourists from travelling abroad. The heightened threat of terrorist attacks also impacted the stock and it was sold.

Geographically, Ireland, Sweden and Spain were among the strongest positive contributors to Fund performance during the period. The benchmark’s return for Ireland was negative in U.S. dollar terms, as concerns grew regarding the impact of Brexit on the country. The Fund’s stock selection, however, added value and we added to the weighting in Ireland. Sweden’s return was also negative in U.S. dollar terms, as investors focused on countries with greater perceived upside potential. Here again, stock selection added value and we increased the Fund’s weighting in Sweden as well. While investors reacted negatively to Spain following a second inconclusive general election, the Fund’s stock selection added value and we moved to an overweight position in the country.

The strongest-contributing sectors on a relative basis were information technology and materials. While the information technology sector posted negative returns on an absolute basis, favorable stock selection contributed positively to the Fund’s performance in the sector. The materials sector delivered positive results in absolute terms, as investors grew increasingly optimistic that metal prices had troughed. The Fund had a neutral weighting in materials and favorable stock selection contributed to performance. Sika, CRH and ARM were the strongest individual performers. Specialty-chemicals firm Sika issued upbeat results and reaffirmed growth targets for 2016 and

Country Breakdown (%) (at October 31, 2016)
Belgium	2.5
Denmark	3.6
Finland	2.0
France	11.1
Germany	9.2
Ireland	7.5
Italy	0.7
Netherlands	8.0
Spain	7.2
Sweden	3.7
Switzerland	12.7
United Kingdom	31.8
United States(a)	0.0	(b)
Total	100.0

Country Breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

(b)	Rounds to zero.

Equity Sector Breakdown (%) (at October 31, 2016)
Consumer Discretionary	12.6
Consumer Staples	13.6
Energy	6.4
Financials	17.6
Health Care	14.3
Industrials	15.0
Information Technology	5.7
Materials	8.6
Telecommunication Services	6.2
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. See the Fund’s prospectus for more information on these and other risks.

Annual Report 2016	5

COLUMBIA EUROPEAN EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

we added to the position. U.K. technology firm ARM received a takeover bid from Japan’s SoftBank and the stock was sold. Finally, building-materials group CRH delivered impressive interim results, bolstered by asset acquisitions, favorable trading conditions in the Americas and an improved economic backdrop in Europe. We trimmed the Fund’s position in CRH.

Portfolio Changes

We initiated positions in Nestlé, Standard Chartered and Deutsche Telekom. We believed Nestlé had a powerful brand portfolio and an extensive global presence. Asian-focused Standard Chartered was trading at what we viewed as an attractive valuation and the bank’s asset quality appeared to be improving. We believed Deutsche Telekom had exciting expansion opportunities in the U.S. We sold consumer-products group Reckitt Benckiser following a period of good returns. Sales included aircraft manufacturer Airbus and UBS. Airbus has been suffering from intense competition and disappointing orders for the A380 superjumbo. Swiss bank UBS released disappointing results.

6	Annual Report 2016

COLUMBIA EUROPEAN EQUITY FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2016 – October 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	941.20	1,018.35	6.72	6.99	1.37
Class B	1,000.00	1,000.00	937.60	1,014.56	10.38	10.79	2.12
Class C	1,000.00	1,000.00	936.50	1,014.56	10.38	10.79	2.12
Class I	1,000.00	1,000.00	943.00	1,020.52	4.62	4.80	0.94
Class K	1,000.00	1,000.00	941.00	1,019.01	6.08	6.33	1.24
Class R4	1,000.00	1,000.00	941.00	1,019.71	5.40	5.61	1.10
Class R5	1,000.00	1,000.00	941.40	1,020.27	4.86	5.05	0.99
Class W	1,000.00	1,000.00	939.40	1,018.40	6.67	6.94	1.36
Class Y	1,000.00	1,000.00	941.50	1,020.57	4.56	4.75	0.93
Class Z	1,000.00	1,000.00	941.00	1,019.61	5.49	5.72	1.12

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016	7

COLUMBIA EUROPEAN EQUITY FUND

PORTFOLIO OF INVESTMENTS

October 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 99.4%
Issuer	Shares	Value ($)
BELGIUM 2.5%
Anheuser-Busch InBev SA/NV	49,186	5,645,067

KBC Group NV(a)	81,075	4,940,396

Total		10,585,463

DENMARK 3.6%
Novo Nordisk A/S, Class B	195,065	6,978,328

Pandora A/S	61,569	8,014,383

Total		14,992,711

FINLAND 2.0%
KONE OYJ, Class B	80,128	3,688,185

Sampo OYJ, Class A	100,812	4,622,536

Total		8,310,721

FRANCE 11.1%
Amundi SA	100,824	4,941,290

AXA SA	217,105	4,894,046

Dassault Systemes	41,826	3,312,272

Essilor International SA	43,738	4,916,572

L’Oreal SA	34,459	6,167,754

Legrand SA	84,053	4,750,941

Pernod Ricard SA	42,402	5,043,347

Publicis Groupe SA	58,155	3,989,979

Schneider Electric SE	124,379	8,347,877

Total		46,364,078

GERMANY 9.1%
Allianz SE, Registered Shares	31,110	4,849,444

Bayer AG, Registered Shares	30,731	3,045,930

Brenntag AG	75,216	4,020,667

Continental AG	38,147	7,309,435

Deutsche Telekom AG, Registered Shares	654,426	10,664,593

Fresenius Medical Care AG & Co. KGaA	102,755	8,370,838

Total		38,260,907

IRELAND 7.4%
CRH PLC	338,505	10,954,895

Kingspan Group PLC	259,064	6,341,843

Paddy Power Betfair PLC	36,481	3,776,435

Ryanair Holdings PLC, ADR(a)	133,725	10,041,410

Total		31,114,583

ITALY 0.7%
Infrastrutture Wireless Italiane SpA	592,202	2,801,888

Common Stocks (continued)
Issuer	Shares	Value ($)
NETHERLANDS 8.0%
Akzo Nobel NV	124,399	8,040,596

ASML Holding NV	105,228	11,147,107

ING Groep NV	400,995	5,280,108

RELX NV	535,145	9,032,129

Total		33,499,940

SPAIN 7.1%
Amadeus IT Group SA, Class A	197,454	9,320,473

Cellnex Telecom SA	316,233	5,193,287

Ferrovial SA	434,311	8,450,660

Industria de Diseno Textil SA	196,747	6,877,853

Total		29,842,273

SWEDEN 3.7%
Atlas Copco AB, Class A	256,920	7,537,939

Svenska Handelsbanken AB, Class A	572,574	7,810,003

Total		15,347,942

SWITZERLAND 12.6%
Cie Financiere Richemont SA, Class A, Registered Shares	55,644	3,579,143

Nestlé SA, Registered Shares	90,695	6,576,086

Novartis AG, Registered Shares	159,492	11,346,811

Roche Holding AG, Genusschein Shares	88,721	20,397,178

Sika AG	2,316	11,131,217

Total		53,030,435

UNITED KINGDOM 31.6%
3i Group PLC	856,780	7,036,772

British American Tobacco PLC	140,580	8,072,665

BT Group PLC	1,585,343	7,295,163

Burberry Group PLC	263,186	4,751,563

Compass Group PLC	232,247	4,210,046

Imperial Brands PLC	167,369	8,103,228

ITV PLC	1,856,153	3,873,645

John Wood Group PLC	961,364	9,048,901

Johnson Matthey PLC	135,206	5,643,285

Legal & General Group PLC	1,083,380	2,776,765

Persimmon PLC	283,496	5,878,168

Prudential PLC	502,339	8,205,351

Royal Dutch Shell PLC, Class B	686,517	17,772,288

Smith & Nephew PLC	313,426	4,538,386

St. James’s Place PLC	613,243	7,093,263

Standard Chartered PLC(a)	1,269,042	11,058,002

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2016

COLUMBIA EUROPEAN EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)

Unilever PLC	411,919	17,233,185

Total		132,590,676

Total Common Stocks
(Cost: $430,446,728)		416,741,617

Rights —%
SPAIN —%
Ferrovial SA Rights(a)	436,548	186,896

Total Rights
(Cost: $195,646)		186,896

Money Market Funds —%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.463%(b)(c)	22	22

Total Money Market Funds
(Cost: $22)		22

Total Investments
(Cost: $430,642,396)		416,928,535

Other Assets & Liabilities, Net		2,386,199

Net Assets		419,314,734

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	The rate shown is the seven-day current annualized yield at October 31, 2016.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,582,020	149,049,162	(150,631,182)	22	22	8,717	22

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	9

COLUMBIA EUROPEAN EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Belgium	—	10,585,463	—	10,585,463

Denmark	—	14,992,711	—	14,992,711

Finland	—	8,310,721	—	8,310,721

France	—	46,364,078	—	46,364,078

Germany	—	38,260,907	—	38,260,907

Ireland	10,041,410	21,073,173	—	31,114,583

Italy	—	2,801,888	—	2,801,888

Netherlands	—	33,499,940	—	33,499,940

Spain	—	29,842,273	—	29,842,273

Sweden	—	15,347,942	—	15,347,942

Switzerland	—	53,030,435	—	53,030,435

United Kingdom	—	132,590,676	—	132,590,676

Total Common Stocks	10,041,410	406,700,207	—	416,741,617

Rights

Spain	—	186,896	—	186,896

Investments measured at net asset value

Money Market Funds	—	—	—	22

Total Investments	10,041,410	406,887,103	—	416,928,535

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2016

COLUMBIA EUROPEAN EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

Assets

Investments, at value

Unaffiliated issuers (identified cost $430,642,374)	$416,928,513

Affiliated issuers (identified cost $22)	22

Total investments (identified cost $430,642,396)	416,928,535

Foreign currency (identified cost $8,146)	8,138

Receivable for:

Investments sold	2,086,790

Capital shares sold	116,464

Dividends	415,304

Foreign tax reclaims	1,216,149

Prepaid expenses	3,560

Other assets	4,494

Total assets	420,779,434

Liabilities

Due to custodian	422,830

Payable for:

Investments purchased	101

Capital shares purchased	885,068

Management services fees	29,946

Distribution and/or service fees	3,799

Transfer agent fees	27,292

Compensation of board members	34,457

Other expenses	61,207

Total liabilities	1,464,700

Net assets applicable to outstanding capital stock	$419,314,734

Represented by

Paid-in capital	$455,407,762

Undistributed net investment income	8,709,085

Accumulated net realized loss	(31,008,069)

Unrealized appreciation (depreciation) on:

Investments	(13,713,861)

Foreign currency translations	(80,183)

Total — representing net assets applicable to outstanding capital stock	$419,314,734

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	11

COLUMBIA EUROPEAN EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

October 31, 2016

Class A

Net assets	$114,672,019

Shares outstanding	19,372,491

Net asset value per share	$5.92

Maximum offering price per share(a)	$6.28

Class B

Net assets	$474,430

Shares outstanding	81,010

Net asset value per share	$5.86

Class C

Net assets	$16,918,544

Shares outstanding	2,939,899

Net asset value per share	$5.75

Class I

Net assets	$232,000,409

Shares outstanding	39,023,474

Net asset value per share	$5.95

Class K

Net assets	$3,127

Shares outstanding	530

Net asset value per share	$5.90

Class R4

Net assets	$247,728

Shares outstanding	41,970

Net asset value per share	$5.90

Class R5

Net assets	$252,817

Shares outstanding	42,533

Net asset value per share	$5.94

Class W

Net assets	$1,919

Shares outstanding	326

Net asset value per share	$5.89

Class Y

Net assets	$2,468

Shares outstanding	426

Net asset value per share	$5.79

Class Z

Net assets	$54,741,273

Shares outstanding	9,272,525

Net asset value per share	$5.90

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2016

COLUMBIA EUROPEAN EQUITY FUND

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Net investment income

Income:

Dividends — unaffiliated issuers	$16,272,581

Dividends — affiliated issuers	8,717

Foreign taxes withheld	(1,307,822)

Total income	14,973,476

Expenses:

Management services fees	4,306,186

Distribution and/or service fees

Class A	389,711

Class B	7,249

Class C	236,132

Class W	5

Transfer agent fees

Class A	273,467

Class B	1,270

Class C	41,419

Class K	2

Class R4	3,992

Class R5	126

Class W	4

Class Z	98,559

Plan administration fees

Class K	8

Compensation of board members	21,210

Custodian fees	64,009

Printing and postage fees	46,259

Registration fees	115,078

Audit fees	51,893

Legal fees	11,003

Other	30,816

Total expenses	5,698,398

Expense reductions	(20)

Total net expenses	5,698,378

Net investment income	9,275,098

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	(29,802,596)

Investments — affiliated issuers	22

Foreign currency translations	(143,342)

Net realized loss	(29,945,916)

Net change in unrealized appreciation (depreciation) on:

Investments	(38,831,477)

Foreign currency translations	34,857

Net change in unrealized depreciation	(38,796,620)

Net realized and unrealized loss	(68,742,536)

Net decrease in net assets from operations	$(59,467,438)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

COLUMBIA EUROPEAN EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations

Net investment income	$9,275,098	$7,167,394

Net realized gain (loss)	(29,945,916)	21,413,458

Net change in unrealized depreciation	(38,796,620)	(10,576,451)

Net increase (decrease) in net assets resulting from operations	(59,467,438)	18,004,401

Distributions to shareholders

Net investment income

Class A	(2,093,251)	(2,600,431)

Class B	(3,202)	(13,263)

Class C	(105,665)	(244,671)

Class I	(4,363,997)	(5,805,350)

Class K	(45)	(212)

Class R4	(54,498)	(58,744)

Class R5	(2,598)	(1,176)

Class W	(26)	(40)

Class Z	(796,112)	(2,295,832)

Net realized gains

Class A	(5,406,872)	(4,532,654)

Class B	(26,894)	(42,360)

Class C	(862,126)	(790,300)

Class I	(8,098,156)	(7,928,441)

Class K	(104)	(339)

Class R4	(114,644)	(88,770)

Class R5	(5,020)	(1,654)

Class W	(65)	(69)

Class Z	(1,687,203)	(3,469,336)

Total distributions to shareholders	(23,620,478)	(27,873,642)

Increase (decrease) in net assets from capital stock activity	(65,552,261)	673,614

Total decrease in net assets	(148,640,177)	(9,195,627)

Net assets at beginning of year	567,954,911	577,150,538

Net assets at end of year	$419,314,734	$567,954,911

Undistributed net investment income	$8,709,085	$6,996,724

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

COLUMBIA EUROPEAN EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2016(a)		Year Ended October 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	2,757,645	17,484,919	10,103,066	71,628,037

Distributions reinvested	1,152,394	7,363,800	1,036,066	7,014,164

Redemptions	(11,783,394)	(72,836,126)	(7,118,952)	(49,749,220)

Net increase (decrease)	(7,873,355)	(47,987,407)	4,020,180	28,892,981

Class B shares

Subscriptions	9,132	55,948	55,348	390,226

Distributions reinvested	4,720	30,019	8,253	55,623

Redemptions(b)	(78,631)	(480,597)	(137,948)	(968,884)

Net decrease	(64,779)	(394,630)	(74,347)	(523,035)

Class C shares

Subscriptions	390,539	2,428,504	1,515,948	10,526,167

Distributions reinvested	142,969	893,554	139,556	925,254

Redemptions	(1,878,517)	(11,343,237)	(1,200,813)	(8,120,714)

Net increase (decrease)	(1,345,009)	(8,021,179)	454,691	3,330,707

Class I shares

Subscriptions	690,528	4,336,122	9,988,222	72,762,106

Distributions reinvested	1,950,242	12,462,045	2,025,614	13,733,661

Redemptions	(4,134,956)	(25,594,876)	(9,579,617)	(67,529,909)

Net increase (decrease)	(1,494,186)	(8,796,709)	2,434,219	18,965,858

Class K shares

Subscriptions	—	—	340	2,350

Distributions reinvested	8	54	65	436

Redemptions	—	—	(1,628)	(11,552)

Net increase (decrease)	8	54	(1,223)	(8,766)

Class R4 shares

Subscriptions	16,995	109,226	1,088,305	7,805,995

Distributions reinvested	26,579	169,045	21,869	147,398

Redemptions	(980,855)	(6,344,855)	(138,418)	(961,996)

Net increase (decrease)	(937,281)	(6,066,584)	971,756	6,991,397

Class R5 shares

Subscriptions	38,086	233,251	19,995	140,751

Distributions reinvested	1,177	7,519	400	2,711

Redemptions	(22,989)	(144,837)	(1,222)	(8,572)

Net increase	16,274	95,933	19,173	134,890

Class Y shares

Subscriptions	426	2,500	—	—

Net increase	426	2,500	—	—

Class Z shares

Subscriptions	3,758,945	22,975,684	3,037,689	21,129,011

Distributions reinvested	354,869	2,256,970	809,337	5,454,932

Redemptions	(3,181,182)	(19,616,893)	(11,959,265)	(83,694,361)

Net increase (decrease)	932,632	5,615,761	(8,112,239)	(57,110,418)

Total net decrease	(10,765,270)	(65,552,261)	(287,790)	673,614

(a)	Class Y shares are based on operations from March 1, 2016 (commencement of operations) through the stated period end.

(b)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	15

COLUMBIA EUROPEAN EQUITY FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2016		2015		2014	2013		2012
Per share data
Net asset value, beginning of period	$6.96		$7.05		$7.55	$5.94		$5.47

Income from investment operations:

Net investment income	0.10		0.08		0.13	0.07		0.08

Net realized and unrealized gain (loss)	(0.86)		0.16		(0.29)	1.66		0.40

Total from investment operations	(0.76)		0.24		(0.16)	1.73		0.48

Less distributions to shareholders:

Net investment income	(0.08)		(0.12)		(0.06)	(0.09)		(0.01)

Net realized gains	(0.20)		(0.21)		(0.28)	(0.03)		—

Total distributions to shareholders	(0.28)		(0.33)		(0.34)	(0.12)		(0.01)

Net asset value, end of period	$5.92		$6.96		$7.05	$7.55		$5.94

Total return	(11.25%)		3.61%		(2.33%)	29.57%		8.88%

Ratios to average net assets(a)

Total gross expenses	1.36%		1.35	%(b)	1.37%	1.42%		1.54	%(b)

Total net expenses(c)	1.36	%(d)	1.35	%(b)(d)	1.37%	1.42	%(d)	1.52	%(b)(d)

Net investment income	1.68%		1.14%		1.74%	1.03%		1.42%

Supplemental data

Net assets, end of period (in thousands)	$114,672		$189,670		$163,706	$100,943		$52,850

Portfolio turnover	55%		63%		64%	73%		126%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2016

COLUMBIA EUROPEAN EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class B	2016		2015		2014	2013		2012
Per share data
Net asset value, beginning of period	$6.89		$6.97		$7.48	$5.87		$5.44

Income from investment operations:

Net investment income	0.06		0.03		0.07	0.03		0.04

Net realized and unrealized gain (loss)	(0.87)		0.17		(0.28)	1.64		0.39

Total from investment operations	(0.81)		0.20		(0.21)	1.67		0.43

Less distributions to shareholders:

Net investment income	(0.02)		(0.07)		(0.02)	(0.03)		—

Net realized gains	(0.20)		(0.21)		(0.28)	(0.03)		—

Total distributions to shareholders	(0.22)		(0.28)		(0.30)	(0.06)		—

Net asset value, end of period	$5.86		$6.89		$6.97	$7.48		$5.87

Total return	(11.96%)		2.95%		(3.06%)	28.59%		7.90%

Ratios to average net assets(a)

Total gross expenses	2.11%		2.11	%(b)	2.11%	2.18%		2.28	%(b)

Total net expenses(c)	2.11	%(d)	2.11	%(b)(d)	2.11%	2.18	%(d)	2.27	%(b)(d)

Net investment income	0.92%		0.43%		0.97%	0.42%		0.78%

Supplemental data

Net assets, end of period (in thousands)	$474		$1,004		$1,535	$1,561		$1,492

Portfolio turnover	55%		63%		64%	73%		126%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	17

COLUMBIA EUROPEAN EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C	2016		2015		2014	2013		2012
Per share data
Net asset value, beginning of period	$6.77		$6.86		$7.37	$5.82		$5.39

Income from investment operations:

Net investment income	0.06		0.02		0.07	(0.00	)(a)	0.04

Net realized and unrealized gain (loss)	(0.86)		0.17		(0.28)	1.64		0.39

Total from investment operations	(0.80)		0.19		(0.21)	1.64		0.43

Less distributions to shareholders:

Net investment income	(0.02)		(0.07)		(0.02)	(0.06)		—

Net realized gains	(0.20)		(0.21)		(0.28)	(0.03)		—

Total distributions to shareholders	(0.22)		(0.28)		(0.30)	(0.09)		—

Net asset value, end of period	$5.75		$6.77		$6.86	$7.37		$5.82

Total return	(12.02%)		2.84%		(3.08%)	28.58%		7.98%

Ratios to average net assets(b)

Total gross expenses	2.11%		2.10	%(c)	2.12%	2.15%		2.31	%(c)

Total net expenses(d)	2.11	%(e)	2.10	%(c)(e)	2.12%	2.15	%(e)	2.27	%(c)(e)

Net investment income (loss)	0.92%		0.36%		1.00%	(0.05%)		0.72%

Supplemental data

Net assets, end of period (in thousands)	$16,919		$29,009		$26,264	$13,322		$2,106

Portfolio turnover	55%		63%		64%	73%		126%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2016

COLUMBIA EUROPEAN EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I	2016	2015		2014	2013	2012
Per share data
Net asset value, beginning of period	$6.99	$7.08		$7.58	$5.96	$5.50

Income from investment operations:

Net investment income	0.13	0.11		0.15	0.11	0.10

Net realized and unrealized gain (loss)	(0.86)	0.17		(0.28)	1.66	0.41

Total from investment operations	(0.73)	0.28		(0.13)	1.77	0.51

Less distributions to shareholders:

Net investment income	(0.11)	(0.16)		(0.09)	(0.12)	(0.05)

Net realized gains	(0.20)	(0.21)		(0.28)	(0.03)	—

Total distributions to shareholders	(0.31)	(0.37)		(0.37)	(0.15)	(0.05)

Net asset value, end of period	$5.95	$6.99		$7.08	$7.58	$5.96

Total return	(10.78%)	4.10%		(1.96%)	30.29%	9.36%

Ratios to average net assets(a)

Total gross expenses	0.94%	0.92	%(b)	0.92%	0.93%	0.97	%(b)

Total net expenses(c)	0.94%	0.92	%(b)	0.92%	0.93%	0.97	%(b)

Net investment income	2.08%	1.50%		2.04%	1.65%	1.86%

Supplemental data

Net assets, end of period (in thousands)	$232,000	$283,366		$269,774	$263,736	$236,735

Portfolio turnover	55%	63%		64%	73%	126%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	19

COLUMBIA EUROPEAN EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class K	2016	2015		2014	2013	2012
Per share data
Net asset value, beginning of period	$6.94	$7.03		$7.54	$5.93	$5.47

Income from investment operations:

Net investment income	0.11	0.08		0.13	0.08	0.08

Net realized and unrealized gain (loss)	(0.86)	0.18		(0.29)	1.67	0.41

Total from investment operations	(0.75)	0.26		(0.16)	1.75	0.49

Less distributions to shareholders:

Net investment income	(0.09)	(0.14)		(0.07)	(0.11)	(0.03)

Net realized gains	(0.20)	(0.21)		(0.28)	(0.03)	—

Total distributions to shareholders	(0.29)	(0.35)		(0.35)	(0.14)	(0.03)

Net asset value, end of period	$5.90	$6.94		$7.03	$7.54	$5.93

Total return	(11.16%)	3.78%		(2.33%)	29.93%	9.08%

Ratios to average net assets(a)

Total gross expenses	1.24%	1.22	%(b)	1.22%	1.23%	1.27	%(b)

Total net expenses(c)	1.24%	1.22	%(b)	1.22%	1.23%	1.27	%(b)

Net investment income	1.74%	1.17%		1.74%	1.21%	1.43%

Supplemental data

Net assets, end of period (in thousands)	$3	$4		$12	$14	$17

Portfolio turnover	55%	63%		64%	73%	126%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2016

COLUMBIA EUROPEAN EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R4	2016		2015		2014(a)
Per share data
Net asset value, beginning of period	$6.94		$7.03		$7.59

Income from investment operations:

Net investment income	0.12		0.11		0.10

Net realized and unrealized gain (loss)	(0.87)		0.15		(0.66)

Total from investment operations	(0.75)		0.26		(0.56)

Less distributions to shareholders:

Net investment income	(0.09)		(0.14)		—

Net realized gains	(0.20)		(0.21)		—

Total distributions to shareholders	(0.29)		(0.35)		—

Net asset value, end of period	$5.90		$6.94		$7.03

Total return	(11.05%)		3.90%		(7.38%)

Ratios to average net assets(b)

Total gross expenses	1.09%		1.10	%(c)	1.12	%(d)

Total net expenses(e)	1.09	%(f)	1.10	%(c)(f)	1.12	%(d)

Net investment income	1.87%		1.51%		1.69	%(d)

Supplemental data

Net assets, end of period (in thousands)	$248		$6,800		$53

Portfolio turnover	55%		63%		64%

Notes to Financial Highlights

(a)	Based on operations from January 8, 2014 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	21

COLUMBIA EUROPEAN EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R5	2016	2015		2014(a)
Per share data
Net asset value, beginning of period	$6.99	$7.08		$7.63

Income from investment operations:

Net investment income	0.13	0.12		0.09

Net realized and unrealized gain (loss)	(0.88)	0.15		(0.64)

Total from investment operations	(0.75)	0.27		(0.55)

Less distributions to shareholders:

Net investment income	(0.10)	(0.15)		—

Net realized gains	(0.20)	(0.21)		—

Total distributions to shareholders	(0.30)	(0.36)		—

Net asset value, end of period	$5.94	$6.99		$7.08

Total return	(10.99%)	4.03%		(7.21%)

Ratios to average net assets(b)

Total gross expenses	0.99%	0.98	%(c)	0.98	%(d)

Total net expenses(e)	0.99%	0.98	%(c)	0.98	%(d)

Net investment income	2.13%	1.68%		1.51	%(d)

Supplemental data

Net assets, end of period (in thousands)	$253	$184		$50

Portfolio turnover	55%	63%		64%

Notes to Financial Highlights

(a)	Based on operations from January 8, 2014 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2016

COLUMBIA EUROPEAN EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class W	2016		2015		2014	2013		2012(a)
Per share data
Net asset value, beginning of period	$6.93		$7.02		$7.52	$5.94		$5.21

Income from investment operations:

Net investment income	0.10		0.08		0.12	0.07		0.00	(b)

Net realized and unrealized gain (loss)	(0.86)		0.17		(0.28)	1.65		0.73

Total from investment operations	(0.76)		0.25		(0.16)	1.72		0.73

Less distributions to shareholders:

Net investment income	(0.08)		(0.13)		(0.06)	(0.11)		—

Net realized gains	(0.20)		(0.21)		(0.28)	(0.03)		—

Total distributions to shareholders	(0.28)		(0.34)		(0.34)	(0.14)		—

Net asset value, end of period	$5.89		$6.93		$7.02	$7.52		$5.94

Total return	(11.26%)		3.65%		(2.37%)	29.42%		14.01%

Ratios to average net assets(c)

Total gross expenses	1.35%		1.30	%(d)	1.35%	1.46%		1.64	%(e)

Total net expenses(f)	1.35	%(g)	1.30	%(d)(g)	1.35%	1.46	%(g)	1.52	%(e)

Net investment income	1.64%		1.20%		1.62%	1.09%		0.11	%(e)

Supplemental data

Net assets, end of period (in thousands)	$2		$2		$2	$4		$3

Portfolio turnover	55%		63%		64%	73%		126%

Notes to Financial Highlights

(a)	Based on operations from June 18, 2012 (commencement of operations) through the stated period end.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	23

COLUMBIA EUROPEAN EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

Class Y	Year Ended October 31, 2016(a)
Per share data
Net asset value, beginning of period	$5.87

Income from investment operations:

Net investment income	0.12

Net realized and unrealized loss	(0.20)

Total from investment operations	(0.08)

Net asset value, end of period	$5.79

Total return	(1.36%)

Ratios to average net assets(b)

Total gross expenses	0.92	%(c)

Total net expenses(d)	0.92	%(c)

Net investment income	2.91	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2

Portfolio turnover	55%

Notes to Financial Highlights

(a)	Based on operations from March 1, 2016 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2016

COLUMBIA EUROPEAN EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Z	2016		2015		2014	2013		2012
Per share data
Net asset value, beginning of period	$6.94		$7.04		$7.53	$5.94		$5.49

Income from investment operations:

Net investment income	0.11		0.08		0.14	0.09		0.02

Net realized and unrealized gain (loss)	(0.86)		0.17		(0.28)	1.65		0.47

Total from investment operations	(0.75)		0.25		(0.14)	1.74		0.49

Less distributions to shareholders:

Net investment income	(0.09)		(0.14)		(0.07)	(0.12)		(0.04)

Net realized gains	(0.20)		(0.21)		(0.28)	(0.03)		—

Total distributions to shareholders	(0.29)		(0.35)		(0.35)	(0.15)		(0.04)

Net asset value, end of period	$5.90		$6.94		$7.04	$7.53		$5.94

Total return	(11.06%)		3.75%		(2.01%)	29.83%		9.09%

Ratios to average net assets(a)

Total gross expenses	1.11%		1.11	%(b)	1.12%	1.17%		1.49	%(b)

Total net expenses(c)	1.11	%(d)	1.11	%(b)(d)	1.12%	1.17	%(d)	1.27	%(b)(d)

Net investment income	1.85%		1.18%		1.92%	1.34%		0.34%

Supplemental data

Net assets, end of period (in thousands)	$54,741		$57,916		$115,755	$107,086		$60,380

Portfolio turnover	55%		63%		64%	73%		126%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	25

COLUMBIA EUROPEAN EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

Note 1. Organization

Columbia European Equity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2016.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services—Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for

26	Annual Report 2016

COLUMBIA EUROPEAN EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses

Annual Report 2016	27

COLUMBIA EUROPEAN EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective March 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.88% to 0.62% as the Fund’s net assets increase. Prior to March 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for

28	Annual Report 2016

COLUMBIA EUROPEAN EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended October 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.87% of the Fund’s average daily net assets. For the period from November 1, 2015 through February 29, 2016, the investment advisory services fee paid to the Investment Manager was $1,383,075, and the administrative services fee paid to the Investment Manager was $140,369.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2016, other expenses paid by the Fund to this company were $885.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services

Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the servicing agent or a cap established by the Board from time to time.

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended October 31, 2016, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class K	0.05
Class R4	0.17
Class R5	0.05
Class W	0.19
Class Z	0.18

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency

Annual Report 2016	29

COLUMBIA EUROPEAN EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $20.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $162,000 and $161,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2016, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $124,818 for Class A, $11 for Class B and $3,209 for Class C shares for the year ended October 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Contractual Expense Cap March 1, 2016 Through February 28, 2017	Voluntary Expense Cap Prior to March 1, 2016
Class A	1.46%	1.50%
Class B	2.21	2.25
Class C	2.21	2.25
Class I	1.08	1.11
Class K	1.38	1.41
Class R4	1.21	1.25
Class R5	1.13	1.16
Class W	1.46	1.50
Class Y	1.08	—
Class Z	1.21	1.25

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and infrequent and/or unusual expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees’ deferred compensation, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

30	Annual Report 2016

COLUMBIA EUROPEAN EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(143,343)
Accumulated net realized loss	143,342
Paid-in capital	1

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended October 31, 2016 ($)	Year Ended October 31, 2015 ($)
Ordinary income	7,419,394	11,019,719
Long-term capital gains	16,201,084	16,853,923
Total	23,620,478	27,873,642

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$8,927,499
Capital loss carryforwards	(29,846,533)
Net unrealized depreciation	(15,057,771)

At October 31, 2016, the cost of investments for federal income tax purposes was $431,986,306 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$19,181,136
Unrealized depreciation	(34,238,907)
Net unrealized depreciation	$(15,057,771)

The following capital loss carryforwards, determined at October 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	14,698,182
No expiration — long-term	15,148,351
Total	29,846,533

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $271,952,289 and $351,022,479, respectively, for the year ended October 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion.

Annual Report 2016	31

COLUMBIA EUROPEAN EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended October 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At October 31, 2016, affiliated shareholders of record owned 91.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Geographic Concentration Risk

The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. In addition, the private and public sectors’ debt problems of a single European Union (EU) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not concentrate in this region of the world.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further,

32	Annual Report 2016

COLUMBIA EUROPEAN EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016	33

COLUMBIA EUROPEAN EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II

and the Shareholders of Columbia European Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia European Equity Fund (the “Fund,” a series of Columbia Funds Series Trust II) at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

December 21, 2016

34	Annual Report 2016

COLUMBIA EUROPEAN EQUITY FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Qualified Dividend Income	100.00%
Foreign Taxes Paid	$1,156,677
Foreign Taxes Paid Per Share	$0.02
Foreign Source Income	$16,272,582
Foreign Source Income Per Share	$0.23

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2016	35

COLUMBIA EUROPEAN EQUITY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

36	Annual Report 2016

COLUMBIA EUROPEAN EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015

Annual Report 2016	37

COLUMBIA EUROPEAN EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980- 1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	115	Trustee to other Columbia Funds since 2000; Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee), since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016

38	Annual Report 2016

COLUMBIA EUROPEAN EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	126	Trustee to other Columbia Funds since 2002; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Healthways, Inc. (health and well-being solutions), 2005-2015

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held with the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016	39

COLUMBIA EUROPEAN EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	186	Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or

visiting investor.columbiathreadneedleus.com.

40	Annual Report 2016

COLUMBIA EUROPEAN EQUITY FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016	41

COLUMBIA EUROPEAN EQUITY FUND

APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia European Equity Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a Subadvisory Agreement (the Subadvisory Agreement) between Columbia Threadneedle and Threadneedle International Limited (the Subadviser), an affiliate of Columbia Threadneedle, the Subadviser has provided portfolio management and related services for the Fund.

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreement (together, the Advisory Agreements). Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March and April 2016, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented in February, March and April were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, the Chair of the Board and/or the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.

The Board, at its June 13-15, 2016 in-person Board meeting (the June Meeting), considered the renewal of the Advisory Agreements for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by Columbia Threadneedle and the Subadviser

The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle and the Subadviser, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.

The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers. The Board also noted the relatively recent change in the leadership of equity department oversight, improvements in technology research and the use of research analysts’ model portfolios to highlight best ideas and improve implementation. The Board further observed the restructured investment risk management department and its additional resources, including the new head of multi-asset investment risk, the relatively recent 5P leadership transition, and the additional staff and resources dedicated to the 5P team. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2015 in the performance of administrative services, and noted the various enhancements anticipated for 2016. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of Columbia Threadneedle and its affiliates and

42	Annual Report 2016

COLUMBIA EUROPEAN EQUITY FUND

APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS (continued)

each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.

In addition, the Board discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by Columbia Threadneedle and each Subadviser), noting that no material changes are proposed from the form of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Advisory Agreements were of a reasonably high quality.

With respect to the Subadviser, the Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns have been reported. The Board also considered the Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered the Subadviser’s capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no material changes were recommended to the Subadvisory Agreement. The Board took into account Columbia Threadneedle’s representation that each Subadviser was in a position to provide quality services to the relevant Fund, noting those Subadvisers requiring heightened surveillance in light of their underperformance. In this regard, the Board further observed the recent bolstering of the subadvisory oversight team (under new leadership with added resources) intended to help improve performance.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the Subadviser is in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance was appropriate in light of the particular management style involved and the particular market environment.

Additionally, the Board reviewed the performance of the Subadviser and Columbia Threadneedle’s process for monitoring the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Threadneedle, its Affiliates and the Subadviser from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.

The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is generally no higher than the median

Annual Report 2016	43

COLUMBIA EUROPEAN EQUITY FUND

APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS (continued)

expense ratio of funds in the comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports.

Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed the fees charged by the Subadviser to other mutual funds employing similar investment strategies where the Subadviser serves as investment adviser or subadviser. The Board also reviewed fee rates charged by other comparable mutual funds employing the Subadviser to provide subadvisory services. Based on its reviews, including recommendations from JDL, the Board concluded that the Fund’s investment management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2015 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2015 the Board had concluded that 2014 profitability was reasonable and that Columbia Threadneedle generated 2015 profitability that only slightly exceeded 2014 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 15, 2016, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreements.

44	Annual Report 2016

COLUMBIA EUROPEAN EQUITY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	45

Columbia European Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN147_10_F01_(12/16)

ANNUAL REPORT

October 31, 2016

COLUMBIA SELECT GLOBAL EQUITY FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $460 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of June 30, 2016. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.
**	Source: ICI as of June 30, 2016 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of March 2016 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today’s challenging interest rate environment, it’s still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You’ve worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today’s complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit investor.columbiathreadneedleus.com

Not part of the shareholder report

Get the market insight you need from our investment experts and subscribe to our latest publications

Stay informed with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at investor.columbiathreadneedleus.com.

Subscribe to the latest information from Columbia Threadneedle. Register your information online at investor.columbiathreadneedleus.com/subscribe and select the publications you would like to receive, including:

∎	Columbia Threadneedle Investor Newsletter, highlighting the latest macro- and micro-economic trends, investment themes, products, service changes and other items of interest to our investors

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Update your subscriptions at any time by accessing the email subscription center.

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Connect with us on LinkedIn for updates from our thought leaders.

Not part of the shareholder report

PRESIDENT’S MESSAGE

Dear Shareholders,

While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the president-elect over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.

While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?

Position your portfolio for the reality of market volatility

That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.

Step 1: Review your investment goals

Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.

Step 2: Reassess your risk tolerance

Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.

Step 3: Remain calm and focus on your long-term plan

Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.

As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.

Best regards,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA SELECT GLOBAL EQUITY FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA SELECT GLOBAL EQUITY FUND

PERFORMANCE OVERVIEW

Performance Summary

∎	Columbia Select Global Equity Fund (the Fund) Class A shares returned 1.50% excluding sales charges for the 12-month period that ended October 31, 2016.

∎	The Fund underperformed its benchmark, the MSCI ACWI (Net), which returned 2.05% for the same time period.

∎

While our exposure to information technology and financials contributed to returns, overweights in industrial and consumer staples stocks and an underweight in the consumer discretionary sector detracted from overall performance.

Average Annual Total Returns (%) (for period ended October 31, 2016)
	Inception	1 Year	5 Years	10 Years
Class A	05/29/90
Excluding sales charges		1.50	8.26	3.58
Including sales charges		-4.35	7.00	2.97
Class B	03/20/95
Excluding sales charges		0.76	7.46	2.79
Including sales charges		-4.24	7.16	2.79
Class C	06/26/00
Excluding sales charges		0.66	7.45	2.80
Including sales charges		-0.34	7.45	2.80
Class I*	08/01/08	1.99	8.78	4.00
Class K	03/20/95	1.69	8.48	3.77
Class R*	12/11/06	1.20	7.99	3.41
Class R5*	12/11/06	1.89	8.74	4.03
Class W*	12/01/06	1.50	8.26	3.58
Class Z*	09/27/10	1.69	8.54	3.74
MSCI ACWI (Net)		2.05	8.03	3.78

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

The MSCI ACWI (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016	3

COLUMBIA SELECT GLOBAL EQUITY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2006 — October 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Global Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

4	Annual Report 2016

COLUMBIA SELECT GLOBAL EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended October 31, 2016, the Fund’s Class A shares returned 1.50% excluding sales charges. The Fund underperformed its benchmark, the MSCI ACWI (Net), which returned 2.05% for the same time period. While our exposure to information technology and financials contributed to returns, overweights in industrial and consumer staples stocks and an underweight in the consumer discretionary sector detracted from overall performance.

A Bottom-Up ‘Go-Anywhere’ Approach to Stock Selection

The Fund follows an unconstrained “best ideas” strategy with a quality-growth bias. It is not managed with benchmark constraints. We take a bottom-up, “go anywhere” approach to stock selection, focusing on companies offering sustainable long-term growth and high returns on capital, while investing irrespective of sector or geography. We favor companies with a significant competitive advantage, operating in industries with high barriers to entry and offering a high return on invested capital. This informs the position of the Fund, but does result in some structural biases. This means that the Fund is typically underweight commodity companies and highly regulated industries such as telecommunications, utilities and financials. Turbulent commodity markets vindicated our longstanding aversion to energy stocks. Further, our focus on sustainable business models has seen the types of stocks the Fund invests in prove resilient to the volatility that we have witnessed over past 12 months ended October 31, 2016.

Contributors and Detractors

Industrials, consumer discretionary and consumer staples holdings detracted the most over the period. The industrial sector as a whole performed strongly, but the Fund’s holdings in the sector underperformed as the market saw a rotation towards value names in the first half of 2016. Our underweight in the consumer discretionary sector detracted despite modest signs of consumer confidence returning to the market. Our overweight in consumer staples detracted following a volatile period for the sector. The Fund’s underperformance in both consumer sectors was stock specific. Nike was the biggest detractor. The sportswear company declined as increased competition led to reductions in its full-year forecasts. Novo Nordisk was the second-biggest detractor. Amid a challenging environment generally for the sector, intensifying competition prompted the pharmaceuticals company to cut 1,000 staff and trim its full-year earnings forecasts. PPG Industries was the third-biggest detractor. The paints and coatings company declined following persistently disappointing results, prompted in large part by weak global demand.

Sector positioning, on the other hand, contributed to performance, with the overweight in the information technology sector rewarded as the sector outperformed. The Fund’s underweight position in financials was also vindicated, as the sector continued to face a challenging environment, particularly in Europe. Stock selection drove performance at the regional level, particularly in emerging markets and Japan. However, it is important to remember that sector allocation is a residual of where we find attractive opportunities. The Fund’s overweight in information technology, for example, reflects the type of company we believe maintains a sustainable competitive advantage and is capable of delivering consistently high returns. Key contributors included Alphabet, Tencent and Keyence Corporation.

Portfolio Management

Threadneedle International Limited

David Dudding, CFA

Pauline Grange

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at October 31, 2016)
MasterCard, Inc., Class A (United States)	5.3
RELX NV (Netherlands)	5.0
AIA Group Ltd. (Hong Kong)	4.7
Visa, Inc., Class A (United States)	4.5
Alphabet, Inc., Class A (United States)	4.4
HDFC Bank Ltd. (India)	4.2
Reckitt Benckiser Group PLC (United Kingdom)	4.2
Unilever NV-CVA (Netherlands)	4.1
British American Tobacco PLC (United Kingdom)	4.1
S&P Global, Inc. (United States)	3.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2016	5

COLUMBIA SELECT GLOBAL EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Country Breakdown (%) (at October 31, 2016)
China	3.5
Denmark	1.7
Hong Kong	4.6
India	5.0
Ireland	2.0
Japan	3.6
Netherlands	9.0
Singapore	1.1
United Kingdom	11.9
United States(a)	57.6
Total	100.0

Country Breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At October 31, 2016, the Fund invested 63.3% in foreign companies in accordance with its principal investment strategy.

(a)	Includes investments in Money Market Funds.

Equity Sector Breakdown (%) (at October 31, 2016)
Consumer Discretionary	10.9
Consumer Staples	21.7
Financials	15.7
Health Care	12.5
Industrials	12.0
Information Technology	24.2
Materials	3.0
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.

Our overweight in health care also contributed. Despite the sector as a whole underperforming, particularly in the lead-up to the U.S. Presidential election, favorable stock selection contributed to performance. HDFC in banking was the top-contributing stock. The company benefited from a buoyant Indian economy, and has a strong deposit franchise and healthy asset quality. Japanese automation and sensors firm Keyence was the second-strongest contributor. The company has benefited from the growing demand for automated production plants and the nascent driverless-car industry. Biotechnology company CSL was the third-strongest contributor. It benefited from a robust demand environment and having a good product pipeline.

Portfolio Changes

Over the period, the Fund moved to an overweight in the U.S., reduced the overweight in Asia, and increased its overweight to the United Kingdom and its underweights to Europe and Japan. Purchases included British American Tobacco, one of the most globally-diversified tobacco businesses, with good growth potential. RELX, a market leader in information services, was also added. The company operates in an industry with significant barriers to entry, while it enjoys high returns on invested capital and strong cash flows. CSL, meanwhile, was sold after a very strong run of performance took the stock above our price target and we saw limited further upside. We also sold our position in Disney over concerns surrounding the trend of “cord cutting” in the United States. With more people electing to get their entertainment from online channels, Disney’s ESPN business has come under greater pressure.

Finding well-run companies with attractive growth potential will remain the key factor that drives our portfolio construction process. We continue our focus on quality growth, seeking competitively advantaged companies exposed to a secular growth story or ones that can deliver company-led growth.

6	Annual Report 2016

COLUMBIA SELECT GLOBAL EQUITY FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2016 – October 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,016.10	1,018.20	7.13	7.14	1.40
Class B	1,000.00	1,000.00	1,012.00	1,014.46	10.88	10.90	2.14
Class C	1,000.00	1,000.00	1,012.20	1,014.41	10.93	10.95	2.15
Class I	1,000.00	1,000.00	1,018.80	1,020.42	4.90	4.90	0.96
Class K	1,000.00	1,000.00	1,017.90	1,018.90	6.43	6.43	1.26
Class R	1,000.00	1,000.00	1,015.00	1,016.93	8.40	8.41	1.65
Class R5	1,000.00	1,000.00	1,017.90	1,020.17	5.15	5.16	1.01
Class W	1,000.00	1,000.00	1,016.00	1,018.20	7.13	7.14	1.40
Class Z	1,000.00	1,000.00	1,016.90	1,019.46	5.86	5.87	1.15

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016	7

COLUMBIA SELECT GLOBAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

October 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 98.5%
Issuer	Shares	Value ($)
CHINA 3.5%
Alibaba Group Holding Ltd., ADR(a)	39,146	3,980,757

Tencent Holdings Ltd.	374,300	9,919,824

Total		13,900,581

DENMARK 1.7%
Novo Nordisk A/S, Class B	182,094	6,514,299

HONG KONG 4.6%
AIA Group Ltd.	2,903,200	18,264,053

INDIA 5.0%
Asian Paints Ltd.	224,232	3,612,161

HDFC Bank Ltd.	861,748	16,168,770

Total		19,780,931

IRELAND 2.0%
Medtronic PLC	97,800	8,021,556

JAPAN 3.6%
Keyence Corp.	11,900	8,723,787

Shimano, Inc.	31,200	5,334,565

Total		14,058,352

NETHERLANDS 9.0%
RELX NV	1,146,895	19,357,191

Unilever NV-CVA	379,217	15,893,783

Total		35,250,974

SINGAPORE 1.1%
Broadcom Ltd.	24,570	4,183,780

UNITED KINGDOM 11.9%
Aon PLC	78,428	8,692,175

Berendsen PLC	528,453	6,248,347

British American Tobacco PLC	275,857	15,840,811

Reckitt Benckiser Group PLC	180,558	16,161,958

Total		46,943,291

UNITED STATES 56.1%
Activision Blizzard, Inc.	187,193	8,081,122

Common Stocks (continued)
Issuer	Shares	Value ($)
Alphabet, Inc., Class A(a)	21,050	17,048,395

Amazon.com, Inc.(a)	16,082	12,701,885

Boston Scientific Corp.(a)	265,646	5,844,212

Charles Schwab Corp. (The)	135,797	4,304,765

Colgate-Palmolive Co.	112,486	8,027,001

Comcast Corp., Class A	134,916	8,340,507

Cooper Companies, Inc. (The)	46,362	8,161,566

CR Bard, Inc.	18,687	4,049,099

Dentsply Sirona, Inc.	140,760	8,103,553

Equifax, Inc.	62,997	7,809,738

Estee Lauder Companies, Inc. (The), Class A	93,671	8,161,554

Facebook, Inc., Class A(a)	31,762	4,160,504

MasterCard, Inc., Class A	191,112	20,452,806

Nielsen Holdings PLC	156,258	7,034,735

Nike, Inc., Class B	200,084	10,040,215

PepsiCo, Inc.	71,855	7,702,856

PPG Industries, Inc.	85,522	7,964,664

Reynolds American, Inc.	224,606	12,371,299

S&P Global, Inc.	109,770	13,375,475

Thermo Fisher Scientific, Inc.	52,865	7,772,741

TJX Companies, Inc. (The)	81,499	6,010,551

Union Pacific Corp.	68,042	5,999,944

Visa, Inc., Class A	211,574	17,456,971

Total		220,976,158

Total Common Stocks
(Cost: $369,410,969)		387,893,975

Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.463%(b)(c)	5,717,866	5,717,866

Total Money Market Funds
(Cost: $5,717,866)		5,717,866

Total Investments
(Cost: $375,128,835)		393,611,841

Other Assets & Liabilities, Net		(31,049)

Net Assets		393,580,792

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	The rate shown is the seven-day current annualized yield at October 31, 2016.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2016

COLUMBIA SELECT GLOBAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Notes to Portfolio of Investments (continued)

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	5,193,482	102,340,499	(101,816,272)	157	5,717,866	20,283	5,717,866

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	9

COLUMBIA SELECT GLOBAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

China	3,980,757	9,919,824	—	13,900,581

Denmark	—	6,514,299	—	6,514,299

Hong Kong	—	18,264,053	—	18,264,053

India	—	19,780,931	—	19,780,931

Ireland	8,021,556	—	—	8,021,556

Japan	—	14,058,352	—	14,058,352

Netherlands	—	35,250,974	—	35,250,974

Singapore	4,183,780	—	—	4,183,780

United Kingdom	8,692,175	38,251,116	—	46,943,291

United States	220,976,158	—	—	220,976,158

Total Common Stocks	245,854,426	142,039,549	—	387,893,975

Investments measured at net asset value

Money Market Funds	—	—	—	5,717,866

Total Investments	245,854,426	142,039,549	—	393,611,841

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2016

COLUMBIA SELECT GLOBAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

Assets

Investments, at value

Unaffiliated issuers (identified cost $369,410,969)	$387,893,975

Affiliated issuers (identified cost $5,717,866)	5,717,866

Total investments (identified cost $375,128,835)	393,611,841

Foreign currency (identified cost $142,942)	134,686

Receivable for:

Investments sold	1,318,612

Capital shares sold	85,125

Dividends	226,125

Foreign tax reclaims	172,154

Prepaid expenses	3,329

Trustees’ deferred compensation plan	20,522

Total assets	395,572,394

Liabilities

Payable for:

Investments purchased	1,275,164

Capital shares purchased	358,609

Foreign capital gains taxes deferred	76,408

Management services fees	28,189

Distribution and/or service fees	7,504

Transfer agent fees	37,529

Plan administration fees	139

Compensation of board members	109,585

Other expenses	77,953

Trustees’ deferred compensation plan	20,522

Total liabilities	1,991,602

Net assets applicable to outstanding capital stock	$393,580,792

Represented by

Paid-in capital	$397,694,785

Excess of distributions over net investment income	(32,270)

Accumulated net realized loss	(22,467,802)

Unrealized appreciation (depreciation) on:

Investments	18,483,006

Foreign currency translations	(20,519)

Foreign capital gains tax	(76,408)

Total — representing net assets applicable to outstanding capital stock	$393,580,792

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	11

COLUMBIA SELECT GLOBAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

October 31, 2016

Class A

Net assets	$303,337,574

Shares outstanding	29,965,216

Net asset value per share	$10.12

Maximum offering price per share(a)	$10.74

Class B

Net assets	$1,488,267

Shares outstanding	161,077

Net asset value per share	$9.24

Class C

Net assets	$13,807,877

Shares outstanding	1,513,236

Net asset value per share	$9.12

Class I

Net assets	$64,903,434

Shares outstanding	6,320,675

Net asset value per share	$10.27

Class K

Net assets	$6,751,194

Shares outstanding	659,526

Net asset value per share	$10.24

Class R

Net assets	$195,973

Shares outstanding	19,341

Net asset value per share	$10.13

Class R5

Net assets	$148,429

Shares outstanding	14,464

Net asset value per share	$10.26

Class W

Net assets	$2,615

Shares outstanding	257

Net asset value per share(b)	$10.17

Class Z

Net assets	$2,945,429

Shares outstanding	288,065

Net asset value per share	$10.22

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2016

COLUMBIA SELECT GLOBAL EQUITY FUND

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Net investment income

Income:

Dividends — unaffiliated issuers	$5,913,223

Dividends — affiliated issuers	20,283

Foreign taxes withheld	(205,486)

Total income	5,728,020

Expenses:

Management services fees	3,555,437

Distribution and/or service fees

Class A	787,941

Class B	21,804

Class C	146,240

Class R	929

Class W	6

Transfer agent fees

Class A	619,280

Class B	4,307

Class C	28,744

Class K	3,450

Class R	365

Class R5	80

Class W	7

Class Z	4,993

Plan administration fees

Class K	17,256

Compensation of board members	27,727

Custodian fees	42,036

Printing and postage fees	81,316

Registration fees	108,580

Audit fees	44,470

Legal fees	10,265

Other	19,640

Total expenses	5,524,873

Expense reductions	(2,920)

Total net expenses	5,521,953

Net investment income	206,067

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	5,978,099

Investments — affiliated issuers	157

Foreign currency translations	(13,181)

Net realized gain	5,965,075

Net change in unrealized appreciation (depreciation) on:

Investments	(294,535)

Foreign currency translations	13,030

Foreign capital gains tax	4,907

Net change in unrealized depreciation	(276,598)

Net realized and unrealized gain	5,688,477

Net increase in net assets resulting from operations	$5,894,544

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

COLUMBIA SELECT GLOBAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations

Net investment income (loss)	$206,067	$(169,670)

Net realized gain	5,965,075	33,341,748

Net change in unrealized depreciation	(276,598)	(26,944,836)

Net increase in net assets resulting from operations	5,894,544	6,227,242

Distributions to shareholders

Net investment income

Class A	—	(916,478)

Class I	—	(18)

Class K	—	(30,757)

Class R	—	(23)

Class R5	—	(31)

Class W	—	(6)

Class Z	—	(16,197)

Total distributions to shareholders	—	(963,510)

Increase (decrease) in net assets from capital stock activity	(33,888,017)	28,268,934

Proceeds from regulatory settlements (Note 6)	—	73,374

Total increase (decrease) in net assets	(27,993,473)	33,606,040

Net assets at beginning of year	421,574,265	387,968,225

Net assets at end of year	$393,580,792	$421,574,265

Excess of distributions over net investment income	$(32,270)	$(656,033)

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

COLUMBIA SELECT GLOBAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	1,237,345	12,330,334	1,216,644	11,972,865

Distributions reinvested	—	—	90,910	890,123

Redemptions	(4,171,433)	(41,663,576)	(4,645,066)	(45,638,442)

Net decrease	(2,934,088)	(29,333,242)	(3,337,512)	(32,775,454)

Class B shares

Subscriptions	2,138	19,652	7,128	64,315

Redemptions(a)	(182,040)	(1,642,868)	(319,224)	(2,913,048)

Net decrease	(179,902)	(1,623,216)	(312,096)	(2,848,733)

Class C shares

Subscriptions	116,671	1,053,363	163,864	1,470,356

Redemptions	(315,978)	(2,838,961)	(316,269)	(2,841,121)

Net decrease	(199,307)	(1,785,598)	(152,405)	(1,370,765)

Class I shares

Subscriptions	984,556	9,929,504	6,978,536	70,952,321

Redemptions	(1,178,187)	(11,692,972)	(464,485)	(4,584,008)

Net increase (decrease)	(193,631)	(1,763,468)	6,514,051	66,368,313

Class K shares

Subscriptions	88,370	874,001	93,299	920,082

Distributions reinvested	—	—	3,116	30,745

Redemptions	(85,144)	(870,081)	(118,111)	(1,170,290)

Net increase (decrease)	3,226	3,920	(21,696)	(219,463)

Class R shares

Subscriptions	7,156	71,583	5,658	54,856

Distributions reinvested	—	—	1	13

Redemptions	(5,910)	(59,147)	(114)	(1,127)

Net increase	1,246	12,436	5,545	53,742

Class R5 shares

Subscriptions	2,222	22,345	16,450	161,792

Distributions reinvested	—	—	1	13

Redemptions	(3,208)	(33,686)	(1,256)	(12,598)

Net increase (decrease)	(986)	(11,341)	15,195	149,207

Class Z shares

Subscriptions	206,701	2,127,196	51,766	516,143

Distributions reinvested	—	—	1,407	13,839

Redemptions	(147,219)	(1,514,704)	(164,888)	(1,617,895)

Net increase (decrease)	59,482	612,492	(111,715)	(1,087,913)

Total net increase (decrease)	(3,443,960)	(33,888,017)	2,599,367	28,268,934

(a)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	15

COLUMBIA SELECT GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$9.97		$9.80		$9.17		$7.39		$6.95

Income from investment operations:

Net investment income	0.00	(a)	(0.00	)(a)	0.04		0.04		0.05

Net realized and unrealized gain	0.15		0.20		0.62		1.83		0.40

Total from investment operations	0.15		0.20		0.66		1.87		0.45

Less distributions to shareholders:

Net investment income	—		(0.03)		(0.03)		(0.09)		(0.02)

Total distributions to shareholders	—		(0.03)		(0.03)		(0.09)		(0.02)

Proceeds from regulatory settlements	—		0.00	(a)	—		—		0.01

Net asset value, end of period	$10.12		$9.97		$9.80		$9.17		$7.39

Total return	1.50%		2.00	%(b)	7.25%		25.62%		6.62	%(c)

Ratios to average net assets(d)

Total gross expenses	1.40%		1.42%		1.45%		1.51%		1.51%

Total net expenses(e)	1.40	%(f)	1.42	%(f)	1.45	%(f)	1.45	%(f)	1.36	%(f)

Net investment income (loss)	0.01%		(0.03%)		0.39%		0.48%		0.75%

Supplemental data

Net assets, end of period (in thousands)	$303,338		$328,090		$355,168		$360,041		$333,196

Portfolio turnover	66%		132%		63%		46%		50%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2016

COLUMBIA SELECT GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$9.17		$9.06		$8.50		$6.85		$6.47

Income from investment operations:

Net investment income (loss)	(0.07)		(0.07)		(0.03)		(0.02)		0.00	(a)

Net realized and unrealized gain	0.14		0.18		0.59		1.70		0.37

Total from investment operations	0.07		0.11		0.56		1.68		0.37

Less distributions to shareholders:

Net investment income	—		—		—		(0.03)		—

Total distributions to shareholders	—		—		—		(0.03)		—

Proceeds from regulatory settlements	—		0.00	(a)	—		—		0.01

Net asset value, end of period	$9.24		$9.17		$9.06		$8.50		$6.85

Total return	0.76%		1.21	%(b)	6.59%		24.52%		5.87	%(c)

Ratios to average net assets(d)

Total gross expenses	2.15%		2.17%		2.20%		2.27%		2.26%

Total net expenses(e)	2.15	%(f)	2.17	%(f)	2.20	%(f)	2.20	%(f)	2.11	%(f)

Net investment income (loss)	(0.76%)		(0.79%)		(0.35%)		(0.24%)		0.02%

Supplemental data

Net assets, end of period (in thousands)	$1,488		$3,127		$5,915		$9,282		$10,979

Portfolio turnover	66%		132%		63%		46%		50%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	17

COLUMBIA SELECT GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$9.06		$8.94		$8.40		$6.78		$6.40

Income from investment operations:

Net investment income (loss)	(0.07)		(0.07)		(0.03)		(0.02)		(0.00	)(a)

Net realized and unrealized gain	0.13		0.19		0.57		1.68		0.37

Total from investment operations	0.06		0.12		0.54		1.66		0.37

Less distributions to shareholders:

Net investment income	—		—		—		(0.04)		—

Total distributions to shareholders	—		—		—		(0.04)		—

Proceeds from regulatory settlements	—		0.00	(a)	—		—		0.01

Net asset value, end of period	$9.12		$9.06		$8.94		$8.40		$6.78

Total return	0.66%		1.34	%(b)	6.43%		24.52%		5.94	%(c)

Ratios to average net assets(d)

Total gross expenses	2.15%		2.17%		2.20%		2.26%		2.25%

Total net expenses(e)	2.15	%(f)	2.17	%(f)	2.20	%(f)	2.20	%(f)	2.11	%(f)

Net investment income (loss)	(0.75%)		(0.78%)		(0.36%)		(0.26%)		(0.00	%)(a)

Supplemental data

Net assets, end of period (in thousands)	$13,808		$15,511		$16,682		$17,250		$17,516

Portfolio turnover	66%		132%		63%		46%		50%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2016

COLUMBIA SELECT GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I	2016	2015		2014	2013	2012
Per share data
Net asset value, beginning of period	$10.07	$9.90		$9.26	$7.46	$7.01

Income from investment operations:

Net investment income	0.05	0.04		0.09	0.08	0.09

Net realized and unrealized gain	0.15	0.20		0.63	1.85	0.40

Total from investment operations	0.20	0.24		0.72	1.93	0.49

Less distributions to shareholders:

Net investment income	—	(0.07)		(0.08)	(0.13)	(0.05)

Total distributions to shareholders	—	(0.07)		(0.08)	(0.13)	(0.05)

Proceeds from regulatory settlements	—	0.00	(a)	—	—	0.01

Net asset value, end of period	$10.27	$10.07		$9.90	$9.26	$7.46

Total return	1.99%	2.45	%(b)	7.77%	26.25%	7.15	%(c)

Ratios to average net assets(d)

Total gross expenses	0.95%	0.96%		0.98%	0.98%	1.02%

Total net expenses(e)	0.95%	0.96%		0.98%	0.95%	0.91%

Net investment income	0.45%	0.39%		0.90%	0.97%	1.20%

Supplemental data

Net assets, end of period (in thousands)	$64,903	$65,601		$3	$3	$3

Portfolio turnover	66%	132%		63%	46%	50%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	19

COLUMBIA SELECT GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class K	2016	2015		2014	2013	2012
Per share data
Net asset value, beginning of period	$10.07	$9.90		$9.26	$7.46	$7.01

Income from investment operations:

Net investment income	0.02	0.01		0.06	0.06	0.07

Net realized and unrealized gain	0.15	0.21		0.63	1.85	0.40

Total from investment operations	0.17	0.22		0.69	1.91	0.47

Less distributions to shareholders:

Net investment income	—	(0.05)		(0.05)	(0.11)	(0.03)

Total distributions to shareholders	—	(0.05)		(0.05)	(0.11)	(0.03)

Proceeds from regulatory settlements	—	0.00	(a)	—	—	0.01

Net asset value, end of period	$10.24	$10.07		$9.90	$9.26	$7.46

Total return	1.69%	2.18	%(b)	7.49%	25.87%	6.87	%(c)

Ratios to average net assets(d)

Total gross expenses	1.25%	1.25%		1.25%	1.26%	1.28%

Total net expenses(e)	1.25%	1.25%		1.25%	1.24%	1.21%

Net investment income	0.15%	0.13%		0.60%	0.67%	0.90%

Supplemental data

Net assets, end of period (in thousands)	$6,751	$6,609		$6,712	$6,601	$5,032

Portfolio turnover	66%	132%		63%	46%	50%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2016

COLUMBIA SELECT GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$10.01		$9.84		$9.20		$7.44		$7.00

Income from investment operations:

Net investment income (loss)	(0.02)		(0.03)		0.01		0.02		0.03

Net realized and unrealized gain	0.14		0.20		0.64		1.84		0.41

Total from investment operations	0.12		0.17		0.65		1.86		0.44

Less distributions to shareholders:

Net investment income	—		(0.00	)(a)	(0.01)		(0.10)		(0.01)

Total distributions to shareholders	—		(0.00	)(a)	(0.01)		(0.10)		(0.01)

Proceeds from regulatory settlements	—		0.00	(a)	—		—		0.01

Net asset value, end of period	$10.13		$10.01		$9.84		$9.20		$7.44

Total return	1.20%		1.74	%(b)	7.10%		25.19%		6.37	%(c)

Ratios to average net assets(d)

Total gross expenses	1.65%		1.67%		1.70%		1.77%		1.76%

Total net expenses(e)	1.65	%(f)	1.67	%(f)	1.70	%(f)	1.70	%(f)	1.61	%(f)

Net investment income (loss)	(0.24%)		(0.28%)		0.12%		0.20%		0.48%

Supplemental data

Net assets, end of period (in thousands)	$196		$181		$123		$142		$63

Portfolio turnover	66%		132%		63%		46%		50%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	21

COLUMBIA SELECT GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R5	2016	2015		2014	2013	2012
Per share data
Net asset value, beginning of period	$10.07	$9.90		$9.25	$7.46	$7.01

Income from investment operations:

Net investment income	0.04	0.04		0.09	0.08	0.08

Net realized and unrealized gain	0.15	0.20		0.63	1.84	0.41

Total from investment operations	0.19	0.24		0.72	1.92	0.49

Less distributions to shareholders:

Net investment income	—	(0.07)		(0.07)	(0.13)	(0.05)

Total distributions to shareholders	—	(0.07)		(0.07)	(0.13)	(0.05)

Proceeds from regulatory settlements	—	0.00	(a)	—	—	0.01

Net asset value, end of period	$10.26	$10.07		$9.90	$9.25	$7.46

Total return	1.89%	2.43	%(b)	7.83%	26.06%	7.15	%(c)

Ratios to average net assets(d)

Total gross expenses	1.00%	1.01%		1.00%	1.03%	1.07%

Total net expenses(e)	1.00%	1.01%		1.00%	1.00%	0.96%

Net investment income	0.40%	0.43%		0.96%	0.92%	1.15%

Supplemental data

Net assets, end of period (in thousands)	$148	$156		$3	$3	$3

Portfolio turnover	66%	132%		63%	46%	50%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2016

COLUMBIA SELECT GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class W	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$10.02		$9.86		$9.22		$7.44		$6.97

Income from investment operations:

Net investment income (loss)	(0.01)		(0.01)		0.04		0.04		0.05

Net realized and unrealized gain	0.16		0.19		0.63		1.84		0.41

Total from investment operations	0.15		0.18		0.67		1.88		0.46

Less distributions to shareholders:

Net investment income	—		(0.02)		(0.03)		(0.10)		(0.00	)(a)

Total distributions to shareholders	—		(0.02)		(0.03)		(0.10)		(0.00	)(a)

Proceeds from regulatory settlements	—		0.00	(a)	—		—		0.01

Net asset value, end of period	$10.17		$10.02		$9.86		$9.22		$7.44

Total return	1.50%		1.87	%(b)	7.32%		25.51%		6.76	%(c)

Ratios to average net assets(d)

Total gross expenses	1.40%		1.49%		1.49%		1.54%		1.59%

Total net expenses(e)	1.40	%(f)	1.49	%(f)	1.47	%(f)	1.45	%(f)	1.36	%(f)

Net investment income (loss)	(0.00	%)(a)	(0.10%)		0.41%		0.47%		0.75%

Supplemental data

Net assets, end of period (in thousands)	$3		$3		$3		$3		$3

Portfolio turnover	66%		132%		63%		46%		50%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	23

COLUMBIA SELECT GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$10.05		$9.87		$9.23		$7.45		$7.00

Income from investment operations:

Net investment income	0.02		0.02		0.06		0.06		0.07

Net realized and unrealized gain	0.15		0.21		0.63		1.84		0.41

Total from investment operations	0.17		0.23		0.69		1.90		0.48

Less distributions to shareholders:

Net investment income	—		(0.05)		(0.05)		(0.12)		(0.04)

Total distributions to shareholders	—		(0.05)		(0.05)		(0.12)		(0.04)

Proceeds from regulatory settlements	—		0.00	(a)	—		—		0.01

Net asset value, end of period	$10.22		$10.05		$9.87		$9.23		$7.45

Total return	1.69%		2.33	%(b)	7.55%		25.74%		7.03	%(c)

Ratios to average net assets(d)

Total gross expenses	1.15%		1.17%		1.21%		1.26%		1.25%

Total net expenses(e)	1.15	%(f)	1.17	%(f)	1.21	%(f)	1.20	%(f)	1.11	%(f)

Net investment income	0.24%		0.21%		0.62%		0.72%		1.00%

Supplemental data

Net assets, end of period (in thousands)	$2,945		$2,297		$3,360		$2,760		$2,387

Portfolio turnover	66%		132%		63%		46%		50%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2016

COLUMBIA SELECT GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

Note 1. Organization

Columbia Select Global Equity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services —Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Annual Report 2016	25

COLUMBIA SELECT GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

26	Annual Report 2016

COLUMBIA SELECT GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective March 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary

Annual Report 2016	27

COLUMBIA SELECT GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.88% to 0.62% as the Fund’s net assets increase. Prior to March 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended October 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.87% of the Fund’s average daily net assets. For the period from November 1, 2015 through February 29, 2016, the investment advisory services fee paid to the Investment Manager was $1,066,295, and the administrative services fee paid to the Investment Manager was $107,916.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2016, other expenses paid by the Fund to this company were $794.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the servicing agent or a cap established by the Board from time to time.

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I shares do not pay transfer agency fees.

For the year ended October 31, 2016, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class K	0.05

28	Annual Report 2016

COLUMBIA SELECT GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

Class R	0.20%
Class R5	0.05
Class W	0.20
Class Z	0.20

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.

The lease and the Guaranty expire in January 2019. At October 31, 2016, the Fund’s total potential future obligation over the life of the Guaranty is $6,830. The liability remaining at October 31, 2016 for non-recurring charges associated with the lease amounted to $4,026 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $2,920.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to

1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $704,000 and $1,365,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2016, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $109,398 for Class A, $170 for Class B and $304 for Class C shares for the year ended October 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Contractual Expense Cap March 1, 2016 Through February 28, 2017	Voluntary Expense Cap Prior to March 1, 2016
Class A	1.46%	1.49%
Class B	2.21	2.24
Class C	2.21	2.24
Class I	1.06	1.08
Class K	1.36	1.38
Class R	1.71	1.74
Class R5	1.11	1.13
Class W	1.46	1.49
Class Z	1.21	1.24

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the

Annual Report 2016	29

COLUMBIA SELECT GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and infrequent and/or unusual expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees’ deferred compensation, foreign capital gains tax, foreign currency transactions, investments in partnerships, net operating loss reclassification and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$417,696
Accumulated net realized loss	(637,034)
Paid-in capital	219,338

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended October 31, 2016 ($)	Year Ended October 31, 2015 ($)
Ordinary income	—	963,510

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforwards	$(22,298,113)
Net unrealized appreciation	18,389,730

At October 31, 2016, the cost of investments for federal income tax purposes was $375,222,111 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$30,839,579
Unrealized depreciation	(12,449,849)
Net unrealized appreciation	$18,389,730

The following capital loss carryforwards, determined at October 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	12,171,974
2019	10,126,139
Total	22,298,113

For the year ended October 31, 2016, $6,288,746 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $267,427,076 and $301,592,206, respectively, for the year ended October 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Regulatory Settlements

During the year ended October 31, 2015, the Fund received $73,374 as a result of a regulatory settlement proceeding brought by the Securities and Exchange

30	Annual Report 2016

COLUMBIA SELECT GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were a party to the proceeding). The payments have been included in Proceeds from regulatory settlements in the Statement of Changes in Net Assets.

Note 7. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 8. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended October 31, 2016.

Note 9. Significant Risks

Shareholder Concentration Risk

At October 31, 2016, affiliated shareholders of record owned 80.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be

Annual Report 2016	31

COLUMBIA SELECT GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

32	Annual Report 2016

COLUMBIA SELECT GLOBAL EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the

Shareholders of Columbia Select Global Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Global Equity Fund (the “Fund,” a series of Columbia Funds Series Trust II) at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

December 21, 2016

Annual Report 2016	33

COLUMBIA SELECT GLOBAL EQUITY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

34	Annual Report 2016

COLUMBIA SELECT GLOBAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015

Annual Report 2016	35

COLUMBIA SELECT GLOBAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	115	Trustee to other Columbia Funds since 2000; Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee), since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016

36	Annual Report 2016

COLUMBIA SELECT GLOBAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	126	Trustee to other Columbia Funds since 2002; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Healthways, Inc. (health and well-being solutions), 2005-2015

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held with the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016	37

COLUMBIA SELECT GLOBAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	186	Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or

visiting investor.columbiathreadneedleus.com.

38	Annual Report 2016

COLUMBIA SELECT GLOBAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016	39

COLUMBIA SELECT GLOBAL EQUITY FUND

APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Select Global Equity Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a Subadvisory Agreement (the Subadvisory Agreement) between Columbia Threadneedle and Threadneedle International Limited (the Subadviser), an affiliate of Columbia Threadneedle, the Subadviser has provided portfolio management and related services for the Fund.

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreement (together, the Advisory Agreements). Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March and April 2016, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented in February, March and April were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, the Chair of the Board and/or the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.

The Board, at its June 13-15, 2016 in-person Board meeting (the June Meeting), considered the renewal of the Advisory Agreements for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by Columbia Threadneedle and the Subadviser

The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle and the Subadviser, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.

The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers. The Board also noted the relatively recent change in the leadership of equity department oversight, improvements in technology research and the use of research analysts’ model portfolios to highlight best ideas and improve implementation. The Board further observed the restructured investment risk management department and its additional resources, including the new head of multi-asset investment risk, the relatively recent 5P leadership transition, and the additional staff and resources dedicated to the 5P team. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2015 in the performance of administrative services, and noted the various enhancements anticipated for 2016. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of Columbia Threadneedle and its affiliates and

40	Annual Report 2016

COLUMBIA SELECT GLOBAL EQUITY FUND

APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS (continued)

each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.

In addition, the Board discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by Columbia Threadneedle and each Subadviser), noting that no material changes are proposed from the form of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Advisory Agreements were of a reasonably high quality.

With respect to the Subadviser, the Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns have been reported. The Board also considered the Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered the Subadviser’s capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no material changes were recommended to the Subadvisory Agreement. The Board took into account Columbia Threadneedle’s representation that each Subadviser was in a position to provide quality services to the relevant Fund, noting those Subadvisers requiring heightened surveillance in light of their underperformance. In this regard, the Board further observed the recent bolstering of the subadvisory oversight team (under new leadership with added resources) intended to help improve performance.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the Subadviser is in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance was appropriate in light of the particular management style involved and the particular market environment.

Additionally, the Board reviewed the performance of the Subadviser and Columbia Threadneedle’s process for monitoring the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Threadneedle, its Affiliates and the Subadviser from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.

The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is generally no higher than the median

Annual Report 2016	41

COLUMBIA SELECT GLOBAL EQUITY FUND

APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS (continued)

expense ratio of funds in the comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.

Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed the fees charged by the Subadviser to other mutual funds employing similar investment strategies where the Subadviser serves as investment adviser or subadviser. The Board also reviewed fee rates charged by other comparable mutual funds employing the Subadviser to provide subadvisory services. Based on its reviews, including recommendations from JDL, the Board concluded that the Fund’s investment management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2015 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2015 the Board had concluded that 2014 profitability was reasonable and that Columbia Threadneedle generated 2015 profitability that only slightly exceeded 2014 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 15, 2016, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreements.

42	Annual Report 2016

COLUMBIA SELECT GLOBAL EQUITY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	43

Columbia Select Global Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN155_10_F01_(12/16)

ANNUAL REPORT

October 31, 2016

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $460 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of June 30, 2016. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.
**	Source: ICI as of June 30, 2016 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of March 2016 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT’S MESSAGE

Dear Shareholders,

While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the president-elect over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.

While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?

Position your portfolio for the reality of market volatility

That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.

Step 1: Review your investment goals

Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.

Step 2: Reassess your risk tolerance

Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.

Step 3: Remain calm and focus on your long-term plan

Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.

As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.

Best regards,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

PERFORMANCE OVERVIEW

Performance Summary

∎	Columbia Seligman Global Technology Fund (the Fund) Class A shares returned 15.54% excluding sales charges for the 12-month period that ended October 31, 2016.

∎	The Fund outperformed its benchmark, the MSCI World Information Technology Index (Net), which returned 9.03% over the same time period.

∎

A significant overweight in semiconductor and semiconductor equipment stocks and superior stock selection within the software and communications equipment industries were the major contributors to the Fund’s solid performance advantage over the benchmark.

Average Annual Total Returns (%) (for period ended October 31, 2016)
	Inception	1 Year	5 Years	10 Years
Class A	05/23/94
Excluding sales charges		15.54	15.19	10.31
Including sales charges		8.88	13.83	9.66
Class B	04/22/96
Excluding sales charges		14.67	14.32	9.49
Including sales charges		9.67	14.08	9.49
Class C	05/27/99
Excluding sales charges		14.63	14.33	9.49
Including sales charges		13.63	14.33	9.49
Class I*	08/03/09	16.01	15.70	10.68
Class K*	08/03/09	15.68	15.39	10.46
Class R	04/30/03	15.25	14.91	10.04
Class R4*	11/08/12	15.81	15.43	10.43
Class R5*	08/03/09	15.97	15.65	10.64
Class Z*	09/27/10	15.85	15.49	10.49
MSCI World Information Technology Index (Net)		9.03	13.53	7.93

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

The MSCI World Information Technology Index (Net) is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Information Technology Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016	3

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2006 — October 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Seligman Global Technology Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

4	Annual Report 2016

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended October 31, 2016, the Fund’s Class A shares returned 15.54% excluding sales charges. The Fund outperformed its benchmark, the MSCI World Information Technology Index (Net), which returned 9.03% for the same time period. A significant overweight in semiconductor and semiconductor equipment stocks and superior stock selection within the software and communications equipment industries were the major contributors to the Fund’s solid performance advantage over the benchmark. There were few disappointments during the period. However, stock selection and an underweight in the electronic equipment instruments and components industry detracted modestly from relative results.

Technology Sector Soared Despite Global Uncertainty

The pace of global economic growth remained sluggish throughout most of the period, as slower-than-expected growth in China, Europe and the United States weighed on demand. Growth slowed to an estimated 2.2% in 2016, compared to 2.5% in 2015. The lackluster economic showing also weighed on the global financial markets, along with heightened global tensions, uncertainty about monetary policy, a bitterly fought U.S. presidential race and the vote by the United Kingdom in June to exit the European Union. Despite these pressures, many global equity markets posted modest gains for the 12 months ended October 31, 2016, while the global technology sector delivered an outstanding return as the single strongest global industry sector.

Contributors and Detractors

The Fund was substantially overweight in the semiconductor and semiconductor equipment industry, where fundamentals remained strong as the industry continued to experience significant consolidation. Semiconductor merger and acquisition (M&A) activity reached an historical high of $103.8 billion in 2015, and 2016 is shaping up to be the second largest year for M&A announcements in the chip industry. Companies looking to partner with other industry players in order to realize cost synergies and offset slowing growth in many end-use equipment markets, such as smartphones, PCs, and tablets, has been a key factor driving this trend. In addition, many of the announced deals have the potential to enable an acquiring company to expand into new markets, such as the Internet of Things (IoT), wearable electronics and autonomous driving vehicles.

Against this backdrop, overweight positions in Broadcom and Lam Research aided relative results. Broadcom was acquired by Avago in 2015 and marked the biggest technology deal ever at $37 billion. The deal closed in the first quarter of 2016. Broadcom continued to benefit as radio frequency dollar content has increased in newer phones. Lam Research, a major player in etch fabrication and deposition equipment that creates chips, continued to benefit from the rise in labor-intensive chips of all kinds.

In the communications equipment industry, robust spending by web data centers and large telecommunications and cable service providers aided networking companies such as Arista Networks, which continued to benefit from the migration to cloud computing. We also did well to avoid two of the bigger losers for the period — Nokia, a Finnish communications company, and LM Ericsson Telefon, a Swedish telecommunications equipment and services company.

Portfolio Management

Paul Wick

Rahul Narang

Shekhar Pramanick

Sanjay Devgan

Jeetil Patel

Christopher Boova

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at October 31, 2016)
Lam Research Corp. (United States)	8.4
Broadcom Ltd. (Singapore)	6.9
Apple, Inc. (United States)	5.2
Qorvo, Inc. (United States)	4.6
Teradyne, Inc. (United States)	4.1
Synopsys, Inc. (United States)	3.9
Maxim Integrated Products, Inc. (United States)	3.1
Alphabet, Inc., Class C (United States)	3.0
Skyworks Solutions, Inc. (United States)	3.0
Visa, Inc., Class A (United States)	2.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2016	5

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Country Breakdown (%) (at October 31, 2016)
China	0.4
France	0.3
Israel	5.2
Japan	0.2
Netherlands	1.3
Singapore	6.9
United States(a)	85.7
Total	100.0

Country Breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At October 31, 2016, the Fund invested 52.3% in foreign companies in accordance with its principal investment strategy.

(a)	Includes investments in Money Market Funds.

Summary of Investments in Securities by Industry (%) (at October 31, 2016)
Communications Equipment	7.7
Diversified Consumer Services	1.7
Electrical Equipment	0.2
Electronic Equipment, Instruments & Components	1.0
IT Services	5.6
Internet & Direct Marketing Retail	1.3
Internet Software & Services	8.2
Machinery	0.1
Media	0.4
Semiconductors & Semiconductor Equipment	47.0
Software	14.9
Technology Hardware, Storage & Peripherals	10.8
Money Market Funds	0.4
Total	99.3

Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.

In the software segment, TiVo and Synopsys, leaders in the electronic design automation industry, were big positions — and big winners — for the Fund. During the period, Rovi, which changed its name to TiVo after it acquired the program guide company, won an important IP renewal with Dish Networks. We believe the combined company has the potential to achieve significant earnings gains from cost synergies. The Fund had positions in both Rovi and TiVo, which further magnified the impact of these gains on relative results. Synopsys reported positive results during the period, with higher revenues from a range of products. After a long period of sizeable gains, we no longer believe the stock is undervalued. As a result, we reduced the Fund’s position and took some profits in Synopsys. However, it remained overweight relative to the benchmark on our belief that the company still has good prospects and a solid management team.

The only segment for which the Fund trailed the benchmark was electronic equipment instruments and components, where Fund holdings were a mismatch with the benchmark: It had no exposure to most benchmark holdings and out-of-benchmark positions that were in the Fund generally lost ground. In the internet software and services industry, the Fund outperformed the benchmark. However, it gave up some ground with underweights in both Alphabet (formerly Google) and Facebook. Both companies continued to deliver impressive growth as they monetized their large user bases through digital advertising growth.

At Period End

At the end of the period, the Fund remained overweight in the semiconductor industry relative to the benchmark, with a particular focus on opportunities in the consolidating electronics industry and the “Internet of Things,” in which physical objects are embedded with electronics and sensors to enable connectivity and communication with other devices. The semiconductor industry has proven to be less cyclical than it has been historically, given the trend to dedicated foundries and more disciplined inventory management. Design intensity has also increased. In an environment of consolidation in the electronics industry, we have seen both acquirer and acquiring companies appreciate as cost synergies were realized. As always, we continue to adhere to our disciplined investment process, which relies on deep fundamental analysis to identify those companies that we believe have the best growth prospects, trade at attractive valuations and have the potential to deliver solid investment returns over time.

6	Annual Report 2016

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Equity Sector Breakdown (%) (at October 31, 2016)
Consumer Discretionary	3.3
Industrials	0.3
Information Technology	96.4
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Equity Sub-Industry Breakdown (%) (at October 31, 2016)
Information Technology
Application Software	7.0
Communications Equipment	7.8
Data Processing & Outsourced Services	5.4
Electronic Equipment & Instruments	1.0
Home Entertainment Software	0.1
IT Consulting & Other Services	0.3
Internet Software & Services	8.3
Semiconductor Equipment	15.3
Semiconductors	32.4
Systems Software	7.9
Technology Hardware, Storage & Peripherals	10.9
Total	96.4

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The products of technology companies may be subject to severe competition and rapid obsolescence, and their stocks may be subject to greater price fluctuations. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.

Annual Report 2016	7

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2016 – October 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,170.70	1,018.30	7.57	7.04	1.38
Class B	1,000.00	1,000.00	1,165.90	1,014.51	11.66	10.84	2.13
Class C	1,000.00	1,000.00	1,166.00	1,014.51	11.66	10.84	2.13
Class I	1,000.00	1,000.00	1,172.90	1,020.22	5.49	5.11	1.00
Class K	1,000.00	1,000.00	1,171.10	1,018.85	6.97	6.48	1.27
Class R	1,000.00	1,000.00	1,169.20	1,017.03	8.94	8.31	1.63
Class R4	1,000.00	1,000.00	1,172.10	1,019.51	6.26	5.82	1.14
Class R5	1,000.00	1,000.00	1,173.00	1,020.12	5.60	5.21	1.02
Class Z	1,000.00	1,000.00	1,172.30	1,019.56	6.20	5.77	1.13

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

8	Annual Report 2016

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

PORTFOLIO OF INVESTMENTS

October 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 98.9%
Issuer	Shares	Value ($)
CHINA 0.4%
Ctrip.com International Ltd., ADR(a)	57,000	2,516,550

FRANCE 0.3%
Publicis Groupe SA	35,800	2,456,216

ISRAEL 5.2%
Check Point Software Technologies Ltd.(a)	82,860	7,006,642

CyberArk Software Ltd.(a)	102,046	4,770,650

Kornit Digital Ltd.(a)	63,671	655,811

Mellanox Technologies Ltd.(a)	276,800	12,013,120

Orbotech Ltd.(a)	163,100	4,468,940

Tower Semiconductor Ltd.(a)	451,036	7,013,610

Total		35,928,773

JAPAN 0.2%
Mabuchi Motor Co., Ltd.	20,700	1,203,305

NETHERLANDS 1.3%
NXP Semiconductors NV(a)	87,944	8,794,400

SINGAPORE 6.8%
Broadcom Ltd.	279,896	47,660,691

UNITED STATES 84.7%
Activision Blizzard, Inc.	16,049	692,835

Advanced Energy Industries, Inc.(a)	72,428	3,454,816

Alphabet, Inc., Class A(a)	22,400	18,141,760

Alphabet, Inc., Class C(a)	26,043	20,431,775

Apple, Inc.	315,985	35,876,937

Applied Materials, Inc.	158,800	4,617,904

Arista Networks, Inc. (a)	127,534	10,808,507

Arris International PLC(a)	260,300	7,231,134

Brocade Communications Systems, Inc.	279,300	2,960,580

Cavium, Inc.(a)	283,165	15,984,664

Cisco Systems, Inc.	383,000	11,750,440

Cognizant Technology Solutions Corp., Class A(a)	43,700	2,243,995

CommScope Holding Co., Inc.(a)	82,973	2,534,825

CPI Card Group, Inc.	496,581	2,731,196

eBay, Inc.(a)	194,800	5,553,748

Electronics for Imaging, Inc.(a)	242,365	10,307,783

Euronet Worldwide, Inc.(a)	29,774	2,368,522

F5 Networks, Inc.(a)	50,068	6,919,898

Facebook, Inc., Class A(a)	98,400	12,889,416

Fidelity National Information Services, Inc.	61,800	4,568,256

Common Stocks (continued)
Issuer	Shares	Value ($)
Finisar Corp.(a)	39,000	1,067,820

Fitbit, Inc., Class A(a)	161,000	2,134,860

Fortinet, Inc.(a)	373,100	11,961,586

Hewlett Packard Enterprise Co.	525,600	11,810,232

Integrated Device Technology, Inc.(a)	221,100	4,578,981

KLA-Tencor Corp.	148,200	11,131,302

Lam Research Corp.	593,023	57,440,208

Lattice Semiconductor Corp.(a)	1,433,387	8,700,659

LifeLock, Inc.(a)	723,726	11,651,989

Maxim Integrated Products, Inc.	535,396	21,217,744

Mentor Graphics Corp.	60,300	1,742,670

Microsemi Corp.(a)	209,663	8,833,102

Microsoft Corp.	58,000	3,475,360

Nuance Communications, Inc.(a)	687,257	9,635,343

ON Semiconductor Corp.(a)	1,065,100	12,429,717

Oracle Corp.	183,400	7,046,228

Palo Alto Networks, Inc.(a)	67,300	10,352,759

Priceline Group, Inc. (The)(a)	4,300	6,339,189

Qorvo, Inc.(a)	571,819	31,821,727

QUALCOMM, Inc.	75,000	5,154,000

Salesforce.com, Inc.(a)	98,933	7,435,804

Skyworks Solutions, Inc.	265,181	20,403,026

Splunk, Inc.(a)	46,500	2,798,835

Synaptics, Inc.(a)	348,664	18,172,368

Synopsys, Inc.(a)	450,611	26,725,738

Tableau Software, Inc., Class A(a)	58,235	2,798,192

Teradyne, Inc.	1,204,461	28,051,897

TiVo Corp.(a)	867,400	17,217,890

Total System Services, Inc.	29,100	1,451,508

Travelport Worldwide Ltd.	645,679	9,116,987

Visa, Inc., Class A	233,600	19,274,336

Western Digital Corp.	245,300	14,335,332

Total		588,376,380

Total Common Stocks
(Cost: $509,491,094)		686,936,315

Money Market Funds 0.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.463%(b)(c)	2,798,952	2,798,952

Total Money Market Funds
(Cost: $2,798,952)		2,798,952

Total Investments
(Cost: $512,290,046)		689,735,267

Other Assets & Liabilities, Net		5,199,888

Net Assets		694,935,155

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	9

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	The rate shown is the seven-day current annualized yield at October 31, 2016.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	9,852,534	180,306,650	(187,360,499)	267	2,798,952	33,009	2,798,952

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Fund prices it’s shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2016

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Fair Value Measurements (continued)

more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

China	2,516,550	—	—	2,516,550

France	—	2,456,216	—	2,456,216

Israel	35,928,773	—	—	35,928,773

Japan	—	1,203,305	—	1,203,305

Netherlands	8,794,400	—	—	8,794,400

Singapore	47,660,691	—	—	47,660,691

United States	588,376,380	—	—	588,376,380

Total Common Stocks	683,276,794	3,659,521	—	686,936,315

Investments measured at net asset value

Money Market Funds	—	—	—	2,798,952

Total Investments	683,276,794	3,659,521	—	689,735,267

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	11

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

Assets

Investments, at value

Unaffiliated issuers (identified cost $509,491,094)	$686,936,315

Affiliated issuers (identified cost $2,798,952)	2,798,952

Total investments (identified cost $512,290,046)	689,735,267

Receivable for:

Investments sold	6,476,765

Capital shares sold	2,177,604

Dividends	2,175

Foreign tax reclaims	3,332

Prepaid expenses	3,941

Total assets	698,399,084

Liabilities

Payable for:

Investments purchased	2,267,052

Capital shares purchased	880,654

Management services fees	51,772

Distribution and/or service fees	19,572

Transfer agent fees	75,493

Plan administration fees	3

Compensation of board members	38,697

Other expenses	130,686

Total liabilities	3,463,929

Net assets applicable to outstanding capital stock	$694,935,155

Represented by

Paid-in capital	$462,292,401

Excess of distributions over net investment income	(35,837)

Accumulated net realized gain	55,235,541

Unrealized appreciation (depreciation) on:

Investments	177,445,221

Foreign currency translations	(2,171)

Total — representing net assets applicable to outstanding capital stock	$694,935,155

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2016

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

October 31, 2016

Class A

Net assets	$525,860,252

Shares outstanding	16,006,550

Net asset value per share	$32.85

Maximum offering price per share(a)	$34.85

Class B

Net assets	$1,827,370

Shares outstanding	69,524

Net asset value per share	$26.28

Class C

Net assets	$101,739,368

Shares outstanding	3,872,125

Net asset value per share	$26.27

Class I

Net assets	$4,168

Shares outstanding	124

Net asset value per share(b)	$33.71

Class K

Net assets	$166,516

Shares outstanding	5,015

Net asset value per share	$33.20

Class R

Net assets	$9,878,181

Shares outstanding	310,721

Net asset value per share	$31.79

Class R4

Net assets	$4,914,588

Shares outstanding	145,240

Net asset value per share	$33.84

Class R5

Net assets	$2,735,318

Shares outstanding	81,491

Net asset value per share	$33.57

Class Z

Net assets	$47,809,394

Shares outstanding	1,431,517

Net asset value per share	$33.40

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Net investment income

Income:

Dividends — unaffiliated issuers	$5,496,282

Dividends — affiliated issuers	33,009

Foreign taxes withheld	(3,918)

Total income	5,525,373

Expenses:

Management services fees	5,699,765

Distribution and/or service fees

Class A	1,185,724

Class B	21,913

Class C	937,991

Class R	44,528

Transfer agent fees

Class A	841,327

Class B	3,932

Class C	166,528

Class K	75

Class R	15,847

Class R4	2,937

Class R5	842

Class Z	72,375

Plan administration fees

Class K	375

Compensation of board members	23,631

Custodian fees	13,468

Printing and postage fees	93,883

Registration fees	119,890

Audit fees	41,140

Legal fees	12,021

Other	33,068

Total expenses	9,331,260

Expense reductions	(3,501)

Total net expenses	9,327,759

Net investment loss	(3,802,386)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	59,432,477

Investments — affiliated issuers	267

Foreign currency translations	1,822

Net realized gain	59,434,566

Net change in unrealized appreciation (depreciation) on:

Investments	35,114,505

Foreign currency translations	(2,431)

Net change in unrealized appreciation	35,112,074

Net realized and unrealized gain	94,546,640

Net increase in net assets resulting from operations	$90,744,254

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations

Net investment loss	$(3,802,386)	$(4,469,316)

Net realized gain	59,434,566	52,195,975

Net change in unrealized appreciation	35,112,074	24,162,172

Net increase in net assets resulting from operations	90,744,254	71,888,831

Distributions to shareholders

Net realized gains

Class A	(34,709,686)	(44,430,647)

Class B	(229,932)	(590,350)

Class C	(7,751,853)	(10,492,719)

Class I	(306)	(452)

Class K	(11,106)	(22,097)

Class R	(690,302)	(902,568)

Class R4	(35,648)	(28,723)

Class R5	(87,631)	(6,693)

Class Z	(3,150,690)	(3,953,877)

Total distributions to shareholders	(46,667,154)	(60,428,126)

Increase in net assets from capital stock activity	51,720,137	83,824,711

Total increase in net assets	95,797,237	95,285,416

Net assets at beginning of year	599,137,918	503,852,502

Net assets at end of year	$694,935,155	$599,137,918

Excess of distributions over net investment income	$(35,837)	$(28,783)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	15

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	2,950,456	87,113,886	2,600,594	79,217,701

Distributions reinvested	1,122,577	32,094,468	1,419,148	40,616,003

Redemptions	(2,836,245)	(83,066,808)	(1,834,388)	(55,164,241)

Net increase	1,236,788	36,141,546	2,185,354	64,669,463

Class B shares

Subscriptions	4,990	115,641	8,515	212,704

Distributions reinvested	9,890	227,669	24,510	574,517

Redemptions(a)	(61,182)	(1,439,567)	(105,482)	(2,626,078)

Net decrease	(46,302)	(1,096,257)	(72,457)	(1,838,857)

Class C shares

Subscriptions	460,754	10,886,153	464,085	11,471,472

Distributions reinvested	280,342	6,450,673	371,025	8,693,115

Redemptions	(465,537)	(11,093,064)	(394,880)	(9,707,471)

Net increase	275,559	6,243,762	440,230	10,457,116

Class K shares

Subscriptions	—	—	56	1,706

Distributions reinvested	376	10,864	753	21,734

Redemptions	—	—	(2,337)	(72,707)

Net increase (decrease)	376	10,864	(1,528)	(49,267)

Class R shares

Subscriptions	125,523	3,670,381	154,106	4,519,128

Distributions reinvested	21,785	603,889	28,339	788,395

Redemptions	(151,953)	(4,335,839)	(126,968)	(3,739,788)

Net increase (decrease)	(4,645)	(61,569)	55,477	1,567,735

Class R4 shares

Subscriptions	141,884	4,520,932	11,261	359,179

Distributions reinvested	1,205	35,417	967	28,379

Redemptions	(9,978)	(310,951)	(7,584)	(235,633)

Net increase	133,111	4,245,398	4,644	151,925

Class R5 shares

Subscriptions	85,033	2,656,584	40,508	1,286,825

Distributions reinvested	3,001	87,359	216	6,291

Redemptions	(37,505)	(1,184,906)	(11,589)	(341,408)

Net increase	50,529	1,559,037	29,135	951,708

Class Z shares

Subscriptions	839,076	25,541,036	771,639	24,036,036

Distributions reinvested	88,261	2,559,583	85,454	2,477,312

Redemptions	(800,494)	(23,423,263)	(608,647)	(18,598,460)

Net increase	126,843	4,677,356	248,446	7,914,888

Total net increase	1,772,259	51,720,137	2,889,301	83,824,711

(a)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2016

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$30.77		$30.15		$24.60		$20.07		$20.16

Income from investment operations:

Net investment loss	(0.15)		(0.21)		(0.19)		(0.16)		(0.15)

Net realized and unrealized gain	4.58		4.36		6.33		4.69		0.04

Total from investment operations	4.43		4.15		6.14		4.53		(0.11)

Less distributions to shareholders:

Net realized gains	(2.35)		(3.53)		(0.59)		—		—

Total distributions to shareholders	(2.35)		(3.53)		(0.59)		—		—

Proceeds from regulatory settlements	—		—		—		—		0.02

Net asset value, end of period	$32.85		$30.77		$30.15		$24.60		$20.07

Total return	15.54%		14.65%		25.47%		22.57%		(0.45	%)(a)

Ratios to average net assets(b)

Total gross expenses	1.40%		1.42%		1.46%		1.55%		1.50%

Total net expenses(c)	1.40	%(d)	1.42	%(d)	1.46	%(d)	1.50	%(d)	1.40	%(d)

Net investment loss	(0.51%)		(0.68%)		(0.70%)		(0.70%)		(0.70%)

Supplemental data

Net assets, end of period (in thousands)	$525,860		$454,512		$379,433		$342,423		$311,523

Portfolio turnover	55%		64%		89%		81%		88%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	17

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$25.04		$25.14		$20.75		$17.06		$17.27

Income from investment operations:

Net investment loss	(0.29)		(0.35)		(0.33)		(0.27)		(0.27)

Net realized and unrealized gain	3.66		3.58		5.31		3.96		0.04

Total from investment operations	3.37		3.23		4.98		3.69		(0.23)

Less distributions to shareholders:

Net realized gains	(2.13)		(3.33)		(0.59)		—		—

Total distributions to shareholders	(2.13)		(3.33)		(0.59)		—		—

Proceeds from regulatory settlements	—		—		—		—		0.02

Net asset value, end of period	$26.28		$25.04		$25.14		$20.75		$17.06

Total return	14.67%		13.76%		24.58%		21.63%		(1.22	%)(a)

Ratios to average net assets(b)

Total gross expenses	2.15%		2.17%		2.21%		2.30%		2.26%

Total net expenses(c)	2.15	%(d)	2.17	%(d)	2.21	%(d)	2.25	%(d)	2.17	%(d)

Net investment loss	(1.19%)		(1.40%)		(1.45%)		(1.43%)		(1.47%)

Supplemental data

Net assets, end of period (in thousands)	$1,827		$2,901		$4,732		$6,045		$7,858

Portfolio turnover	55%		64%		89%		81%		88%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2016

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$25.04		$25.13		$20.74		$17.06		$17.26

Income from investment operations:

Net investment loss	(0.30)		(0.35)		(0.33)		(0.28)		(0.26)

Net realized and unrealized gain	3.66		3.59		5.31		3.96		0.04

Total from investment operations	3.36		3.24		4.98		3.68		(0.22)

Less distributions to shareholders:

Net realized gains	(2.13)		(3.33)		(0.59)		—		—

Total distributions to shareholders	(2.13)		(3.33)		(0.59)		—		—

Proceeds from regulatory settlements	—		—		—		—		0.02

Net asset value, end of period	$26.27		$25.04		$25.13		$20.74		$17.06

Total return	14.63%		13.81%		24.59%		21.57%		(1.16	%)(a)

Ratios to average net assets(b)

Total gross expenses	2.15%		2.17%		2.21%		2.30%		2.25%

Total net expenses(c)	2.15	%(d)	2.17	%(d)	2.21	%(d)	2.25	%(d)	2.15	%(d)

Net investment loss	(1.26%)		(1.43%)		(1.45%)		(1.45%)		(1.45%)

Supplemental data

Net assets, end of period (in thousands)	$101,739		$90,044		$79,309		$69,151		$64,360

Portfolio turnover	55%		64%		89%		81%		88%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	19

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$31.52	$30.80	$25.00	$20.30	$20.31

Income from investment operations:

Net investment loss	(0.02)	(0.08)	(0.06)	(0.05)	(0.06)

Net realized and unrealized gain	4.69	4.46	6.45	4.75	0.03

Total from investment operations	4.67	4.38	6.39	4.70	(0.03)

Less distributions to shareholders:

Net realized gains	(2.48)	(3.66)	(0.59)	—	—

Total distributions to shareholders	(2.48)	(3.66)	(0.59)	—	—

Proceeds from regulatory settlements	—	—	—	—	0.02

Net asset value, end of period	$33.71	$31.52	$30.80	$25.00	$20.30

Total return	16.01%	15.15%	26.07%	23.15%	(0.05	%)(a)

Ratios to average net assets(b)

Total gross expenses	0.97%	0.99%	0.99%	1.04%	1.00%

Total net expenses(c)	0.97%	0.99%	0.99%	1.03%	0.97%

Net investment loss	(0.07%)	(0.25%)	(0.21%)	(0.23%)	(0.26%)

Supplemental data

Net assets, end of period (in thousands)	$4	$4	$4	$14	$11

Portfolio turnover	55%	64%	89%	81%	88%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2016

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class K	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$31.08	$30.42	$24.77	$20.18	$20.22

Income from investment operations:

Net investment loss	(0.12)	(0.16)	(0.15)	(0.12)	(0.10)

Net realized and unrealized gain	4.63	4.40	6.39	4.71	0.04

Total from investment operations	4.51	4.24	6.24	4.59	(0.06)

Less distributions to shareholders:

Net realized gains	(2.39)	(3.58)	(0.59)	—	—

Total distributions to shareholders	(2.39)	(3.58)	(0.59)	—	—

Proceeds from regulatory settlements	—	—	—	—	0.02

Net asset value, end of period	$33.20	$31.08	$30.42	$24.77	$20.18

Total return	15.68%	14.83%	25.70%	22.75%	(0.20	%)(a)

Ratios to average net assets(b)

Total gross expenses	1.27%	1.27%	1.29%	1.34%	1.30%

Total net expenses(c)	1.27%	1.27%	1.29%	1.32%	1.16%

Net investment loss	(0.38%)	(0.52%)	(0.52%)	(0.52%)	(0.45%)

Supplemental data

Net assets, end of period (in thousands)	$167	$144	$188	$167	$231

Portfolio turnover	55%	64%	89%	81%	88%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	21

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$29.85		$29.35		$24.02		$19.65		$19.78

Income from investment operations:

Net investment loss	(0.22)		(0.27)		(0.25)		(0.21)		(0.19)

Net realized and unrealized gain	4.44		4.23		6.17		4.58		0.04

Total from investment operations	4.22		3.96		5.92		4.37		(0.15)

Less distributions to shareholders:

Net realized gains	(2.28)		(3.46)		(0.59)		—		—

Total distributions to shareholders	(2.28)		(3.46)		(0.59)		—		—

Proceeds from regulatory settlements	—		—		—		—		0.02

Net asset value, end of period	$31.79		$29.85		$29.35		$24.02		$19.65

Total return	15.25%		14.37%		25.16%		22.24%		(0.66	%)(a)

Ratios to average net assets(b)

Total gross expenses	1.65%		1.67%		1.71%		1.80%		1.75%

Total net expenses(c)	1.65	%(d)	1.67	%(d)	1.71	%(d)	1.75	%(d)	1.65	%(d)

Net investment loss	(0.75%)		(0.93%)		(0.95%)		(0.94%)		(0.94%)

Supplemental data

Net assets, end of period (in thousands)	$9,878		$9,414		$7,628		$7,291		$8,124

Portfolio turnover	55%		64%		89%		81%		88%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2016

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$31.63		$30.89		$25.12		$20.20

Income from investment operations:

Net investment loss	(0.15)		(0.13)		(0.13)		(0.12)

Net realized and unrealized gain	4.78		4.47		6.49		5.04

Total from investment operations	4.63		4.34		6.36		4.92

Less distributions to shareholders:

Net realized gains	(2.42)		(3.60)		(0.59)		—

Total distributions to shareholders	(2.42)		(3.60)		(0.59)		—

Net asset value, end of period	$33.84		$31.63		$30.89		$25.12

Total return	15.81%		14.95%		25.82%		24.36%

Ratios to average net assets(b)

Total gross expenses	1.15%		1.17%		1.21%		1.33	%(c)

Total net expenses(d)	1.15	%(e)	1.17	%(e)	1.21	%(e)	1.29	%(c)(e)

Net investment loss	(0.47%)		(0.42%)		(0.47%)		(0.53	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$4,915		$384		$231		$17

Portfolio turnover	55%		64%		89%		81%

Notes to Financial Highlights

(a)	Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	23

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R5	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$31.40	$30.69	$24.92	$20.25	$20.27

Income from investment operations:

Net investment loss	(0.07)	(0.13)	(0.08)	(0.04)	(0.05)

Net realized and unrealized gain	4.71	4.48	6.44	4.71	0.01

Total from investment operations	4.64	4.35	6.36	4.67	(0.04)

Less distributions to shareholders:

Net realized gains	(2.47)	(3.64)	(0.59)	—	—

Total distributions to shareholders	(2.47)	(3.64)	(0.59)	—	—

Proceeds from regulatory settlements	—	—	—	—	0.02

Net asset value, end of period	$33.57	$31.40	$30.69	$24.92	$20.25

Total return	15.97%	15.12%	26.03%	23.06%	(0.10	%)(a)

Ratios to average net assets(b)

Total gross expenses	1.02%	1.02%	1.04%	1.08%	1.06%

Total net expenses(c)	1.02%	1.02%	1.04%	1.06%	0.99%

Net investment loss	(0.23%)	(0.41%)	(0.28%)	(0.16%)	(0.23%)

Supplemental data

Net assets, end of period (in thousands)	$2,735	$972	$56	$58	$165

Portfolio turnover	55%	64%	89%	81%	88%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2016

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$31.24		$30.55		$24.85		$20.23		$20.26

Income from investment operations:

Net investment loss	(0.08)		(0.13)		(0.13)		(0.10)		(0.09)

Net realized and unrealized gain	4.66		4.41		6.42		4.72		0.04

Total from investment operations	4.58		4.28		6.29		4.62		(0.05)

Less distributions to shareholders:

Net realized gains	(2.42)		(3.59)		(0.59)		—		—

Total distributions to shareholders	(2.42)		(3.59)		(0.59)		—		—

Proceeds from regulatory settlements	—		—		—		—		0.02

Net asset value, end of period	$33.40		$31.24		$30.55		$24.85		$20.23

Total return	15.85%		14.94%		25.82%		22.84%		(0.15	%)(a)

Ratios to average net assets(b)

Total gross expenses	1.15%		1.17%		1.22%		1.30%		1.23%

Total net expenses(c)	1.15	%(d)	1.17	%(d)	1.22	%(d)	1.24	%(d)	1.13	%(d)

Net investment loss	(0.25%)		(0.42%)		(0.47%)		(0.42%)		(0.42%)

Supplemental data

Net assets, end of period (in thousands)	$47,809		$40,763		$32,271		$16,097		$22,115

Portfolio turnover	55%		64%		89%		81%		88%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	25

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

Note 1. Organization

Columbia Seligman Global Technology Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

26	Annual Report 2016

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Annual Report 2016	27

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective March 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.915% to 0.755% as the Fund’s net

28	Annual Report 2016

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

assets increase. Prior to March 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended October 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.914% of the Fund’s average daily net assets. For the period from November 1, 2015 through February 29, 2016, the investment advisory services fee paid to the Investment Manager was $1,667,188, and the administrative services fee paid to the Investment Manager was $115,591.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2016, other expenses paid by the Fund to this company were $920.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of

BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the servicing agent or a cap established by the Board from time to time.

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I shares do not pay transfer agency fees.

For the year ended October 31, 2016, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class K	0.05
Class R	0.18
Class R4	0.17
Class R5	0.05
Class Z	0.18

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.

Annual Report 2016	29

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

The lease and the Guaranty expire in January 2019. At October 31, 2016, the Fund’s total potential future obligation over the life of the Guaranty is $97,772. The liability remaining at October 31, 2016 for non-recurring charges associated with the lease amounted to $57,477 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $3,501.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $96,000 and $4,268,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2016, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $435,956 for Class A, $60 for Class B and $4,325 for Class C shares for the year ended October 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Contractual Expense Cap March 1, 2016 Through February 28, 2017	Voluntary Expense Cap Prior to March 1, 2016
Class A	1.50%	1.51%
Class B	2.25	2.26
Class C	2.25	2.26
Class I	1.11	1.10
Class K	1.41	1.40
Class R	1.75	1.76
Class R4	1.25	1.26
Class R5	1.16	1.15
Class Z	1.25	1.26

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and infrequent and/or unusual expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements

30	Annual Report 2016

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees’ deferred compensation, foreign currency transactions and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$3,795,332
Accumulated net realized gain	(3,795,332)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended October 31, 2016 ($)	Year Ended October 31, 2015 ($)
Ordinary income	$9,624,481	$16,691,240
Long-term capital gains	37,042,673	43,736,886
Total	$46,667,154	$60,428,126

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$8,224,689
Undistributed long-term capital gains	47,638,077
Net unrealized appreciation	176,817,996

At October 31, 2016, the cost of investments for federal income tax purposes was $512,917,271 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$184,466,710
Unrealized depreciation	(7,648,714)
Net unrealized appreciation	$176,817,996

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $342,512,105 and $339,898,210, respectively, for the year ended October 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to

Annual Report 2016	31

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

$1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended October 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At October 31, 2016, affiliated shareholders of record owned 34.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their

32	Annual Report 2016

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016	33

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the

Shareholders of Columbia Seligman Global Technology Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Seligman Global Technology Fund (the “Fund,” a series of Columbia Funds Series Trust II) at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

December 21, 2016

34	Annual Report 2016

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Qualified Dividend Income	38.87%
Dividends Received Deduction	31.45%
Capital Gain Dividend	$50,048,720

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016	35

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to- day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

36	Annual Report 2016

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015

Annual Report 2016	37

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	115	Trustee to other Columbia Funds since 2000; Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee), since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016

38	Annual Report 2016

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	126	Trustee to other Columbia Funds since 2002; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Healthways, Inc. (health and well-being solutions), 2005-2015

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held with the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016	39

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	186	Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

40	Annual Report 2016

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016	41

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

APPROVAL OF MANAGEMENT AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Seligman Global Technology Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March and April 2016, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented in February, March and April were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, the Chair of the Board and/or the Chair of the Contracts Committee, and the final materials were revised to contain information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.

The Board, at its June 13-15, 2016 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

Nature, Extent and Quality of Services Provided by Columbia Threadneedle

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Threadneedle, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, improvements in technology research and the use of research analysts’ model portfolios to highlight best ideas and improve implementation. The Independent Trustees further noted the restructured investment risk management department and its additional resources, including the new head of multi-asset investment risk. They also observed the relatively recent 5P leadership transition, and the additional staff and resources dedicated to the 5P team. The Board also noted the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2015 in the performance of administrative services, and noted the various enhancements anticipated for 2016. In evaluating the quality of services provided under the Management Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.

42	Annual Report 2016

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

APPROVAL OF MANAGEMENT AGREEMENT (continued)

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Threadneedle and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Threadneedle and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in its analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is generally no higher than the median expense ratio of funds in the comparison universe of the Fund. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2015 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2015 the Board had concluded that 2014 profitability was reasonable and that Columbia Threadneedle generated 2015 profitability that only slightly exceeded 2014 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Annual Report 2016	43

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

APPROVAL OF MANAGEMENT AGREEMENT (continued)

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 15, 2016, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

44	Annual Report 2016

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	45

Columbia Seligman Global Technology Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN220_10_F01_(12/16)

ANNUAL REPORT

October 31, 2016

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

PRESIDENT'S MESSAGE

Dear Shareholders,

While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the president-elect over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.

While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom's vote to exit the European Union (Brexit), speculation around the Federal Reserve's decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?

Position your portfolio for the reality of market volatility

That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.

Step 1: Review your investment goals

Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what's important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can't control — volatility, and focus on what you can — your investment goals and strategies.

Step 2: Reassess your risk tolerance

Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.

Step 3: Remain calm and focus on your long-term plan

Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.

As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	34
Federal Income Tax Information	35
Trustees and Officers	36
Approval of Management Agreement	42
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Absolute Return Currency and Income Fund (the Fund) Class A shares returned 2.64% excluding sales charges for the 12-month period that ended October 31, 2016.

■  The Fund outperformed its benchmark, the Citi One-Month U.S. Treasury Bill Index, which returned 0.18% for the same time period.

■  Positive total returns were generated primarily by our proprietary quantitative currency model.

Average Annual Total Returns (%) (for period ended October 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	06/15/06
Excluding sales charges		2.64	4.54	3.20
Including sales charges		-0.47	3.90	2.89
Class B	06/15/06
Excluding sales charges		1.97	3.77	2.45
Including sales charges		-2.48	3.42	2.45
Class C	06/15/06
Excluding sales charges		1.87	3.75	2.44
Including sales charges		0.98	3.75	2.44
Class I	06/15/06	3.12	4.98	3.65
Class R4*	03/19/13	2.99	4.76	3.31
Class R5*	06/25/14	2.97	4.70	3.28
Class W*	12/01/06	2.66	4.48	3.15
Class Y*	02/28/13	3.13	4.85	3.35
Class Z*	09/27/10	2.91	4.81	3.38
Citi One-Month U.S. Treasury Bill Index		0.18	0.06	0.72

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

The Citi One-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of one-month Treasury bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2006 – October 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Absolute Return Currency and Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Nicholas Pifer, CFA

Timothy Flanagan, CFA

Portfolio Breakdown (%) (at October 31, 2016)
Asset-Backed Securities — Non-Agency	1.0
Money Market Funds	99.0
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Quality Breakdown (%) (at October 31, 2016)
AAA rating	100.0
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

At October 31, 2016, approximately 39% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers (CMIA). As a result of asset allocation decisions by CMIA, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. CMIA seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended October 31, 2016, the Fund's Class A shares returned 2.64% excluding sales charges. The Fund outperformed its benchmark, the Citi One-Month U.S. Treasury Bill Index, which returned 0.18% for the same time period. Positive total returns were generated primarily by our proprietary quantitative currency model.

Currency Positioning Aided Fund Results

We use a two-part investment process to seek to achieve the Fund's investment objective. The first component consists of investments in primarily high quality, short-term fixed-income securities with minimal interest rate risk. This component seeks to build a base of consistent income, at least in normal interest rate environments. These short-term investments are also designated, as necessary, to cover obligations invested in through the second component of our process, which is based on a proprietary quantitative currency model. The model uses various fundamental and technical factors, including current and historical data, to rank the anticipated value of nine different currencies from developed countries relative to the U.S. dollar. Based on these rankings, we enter into long forward currency contracts for the three most attractive currencies and enter into short forward currency contracts for the three least attractive currencies, all relative to the U.S. dollar. The Fund experiences profits or losses to the extent the values of the currencies appreciate or depreciate relative to the U.S. dollar.

During the period, we generated positive total returns from our proprietary quantitative currency model. The Fund's positioning in the New Zealand dollar, British pound, Australian dollar, euro and Canadian dollar contributed positively to its performance for the 12 months ended October 31, 2016. Positioning in the Swiss franc, Swedish krona, Norwegian krone and Japanese yen detracted from the Fund's results. From a factor perspective, performance was similarly mixed, with half contributing positively while the other half detracted from results. We also generated small incremental returns from the Fund's investment in short-term fixed-income securities, reflecting the unusually low interest rate environment that persisted.

Quantitative Model Drove Currency Position Changes

We run our quantitative model weekly and reset currency positions as needed, applying the output of this model on a systematic basis. We generally seek neutral exposure to the U.S. dollar, the base currency. In our view, remaining neutral to the U.S. dollar as part of our strategy helps control overall volatility. We also use an externally developed, but fully

Annual Report 2016
4

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

integrated, risk management system to help us monitor and mitigate market risk. We believe the Fund is designed to do well in either rising or falling U.S. dollar environments.

Derivative Usage

The Fund's proprietary quantitative currency model is implemented through the use of short-term currency forwards. The notional value of these forwards varies over time but typically exceeds the net asset value of the Fund. (Notional value is the principal value of an asset, excluding factors such as inflation, depreciation or other forms of impairment.) This increases the volatility of the Fund as we seek to increase the Fund's potential for return over time. These currency forwards, which are held for investment purposes, generated substantial gains during the period.

The Fund does not actually take ownership of foreign currencies or sell actual foreign currencies. Rather, forward currency contracts are used to gain comparable currency exposure. Because the establishment of the Fund's forward foreign currency contracts requires little cash outlay, the Fund's assets will consist primarily of short-term investment grade U.S. dollar-denominated securities (if unrated, securities will be of comparable quality as determined by the investment manager). At the end of the period, a majority of the underlying portfolio was invested in Columbia Short-Term Cash Fund in an effort to reduce volatility while also covering the Fund's foreign currency positions.

Notional Market Value (in USD) of
Forward Foreign Currency Contracts Exposure as a % of Net Assets
at October 31, 2016

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  British Pound

NOK  Norwegian Krone

USD  US Dollar

Investment Risks

Absolute return funds are not designed to outperform stocks and bonds in strong markets. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund's long and short exposures to currencies, including foreign currencies, subject the Fund to substantial exposure to currency fluctuations, which can be highly volatile. Numerous factors can impact the value of a country's currency, including interest rates, inflation, and political, market, economic, social and other conditions such as the perceived or actual ability or willingness of a sovereign or its instrumentalities to provide support for the sovereign's currency. Volatility of currency fluctuations can result in large one-time fund gains or losses (e.g., the dramatic one-time appreciation of the Swiss Franc in early 2015), and any gains may not be sustainable. As part of its principal investment strategies, the Fund uses leverage, created through investments in derivatives, in particular cash-settled forward foreign currency contracts, which allows the Fund to obtain currency exposures substantially in excess of the Fund's net assets. Thus, the Fund's use of leverage magnifies its exposure to currency risk, making the Fund's net asset value (NAV) and corresponding NAV per share more volatile and thus resulting in increased volatility of returns. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential. Foreign-currency-related tax risk exists on gains from some of the Fund's foreign-currency-denominated positions, which may not be treated by the IRS (including retroactively) as qualifying income, which could have negative tax consequences. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. Debt instruments with longer maturity and duration have greater sensitivity to interest rate changes. Interest rates can change due to local government and banking regulation changes. Investments selected using quantitative methods may perform differently from the market as a whole and may not enable the Fund to achieve its objective. See the Fund's prospectus for information on these and other risks.

Annual Report 2016
5

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2016 – October 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,001.90	1,016.63	8.65	8.72	1.71
Class B	1,000.00	1,000.00	999.00	1,012.89	12.38	12.46	2.45
Class C	1,000.00	1,000.00	998.00	1,012.84	12.42	12.51	2.46
Class I	1,000.00	1,000.00	1,004.60	1,018.70	6.59	6.63	1.30
Class R4	1,000.00	1,000.00	1,003.70	1,017.89	7.39	7.45	1.46
Class R5	1,000.00	1,000.00	1,003.70	1,018.40	6.89	6.94	1.36
Class W	1,000.00	1,000.00	1,001.90	1,016.63	8.65	8.72	1.71
Class Y	1,000.00	1,000.00	1,004.60	1,018.65	6.64	6.68	1.31
Class Z	1,000.00	1,000.00	1,003.70	1,017.94	7.34	7.39	1.45

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016
6

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

PORTFOLIO OF INVESTMENTS

October 31, 2016

(Percentages represent value of investments compared to net assets)

Asset-Backed Securities — Non-Agency 1.1%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Northstar Education Finance, Inc. Series 2007-1 Class A2(a) 01/29/46	1.640%	750,000	696,731
Total Asset-Backed Securities — Non-Agency (Cost: $746,953)			696,731

Money Market Funds 99.7%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.463%(b)(c)	66,611,700	66,611,700
Total Money Market Funds (Cost: $66,611,700)		66,611,700
Total Investments (Cost: $67,358,653)		67,308,431
Other Assets & Liabilities, Net		(526,865)
Net Assets		66,781,566

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at October 31, 2016

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	12/07/2016	28,872,441	USD	23,735,000	GBP	200,909	—
Barclays	12/07/2016	3,937,649	USD	3,237,000	GBP	27,400	—
Citi	12/07/2016	6,488,000	CHF	6,567,333	USD	—	(1,578)
Citi	12/07/2016	47,564,000	CHF	48,145,599	USD	—	(11,570)
Citi	12/07/2016	2,398,000	EUR	2,628,999	USD	—	(7,334)
Citi	12/07/2016	17,578,000	EUR	19,271,289	USD	—	(53,761)
HSBC	12/07/2016	5,174,000	AUD	3,929,875	USD	—	(2,383)
HSBC	12/07/2016	37,935,000	AUD	28,813,264	USD	—	(17,470)
Morgan Stanley	12/07/2016	6,559,873	USD	8,788,000	CAD	—	(6,416)
Morgan Stanley	12/07/2016	48,092,053	USD	64,427,000	CAD	—	(47,040)
State Street	12/07/2016	2,626,912	USD	21,669,000	NOK	—	(4,144)
State Street	12/07/2016	19,259,291	USD	158,867,000	NOK	—	(30,382)
Total						228,309	(182,078)

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  The rate shown is the seven-day current annualized yield at October 31, 2016.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	54,228,924	71,612,045	(59,229,269)	66,611,700	246,017	66,611,700

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
7

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Currency Legend

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  British Pound

NOK  Norwegian Krone

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Fair Value Measurements (continued)

vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Asset-Backed Securities — Non-Agency	—	696,731	—	696,731
Investments measured at net asset value
Money Market Funds	—	—	—	66,611,700
Total Investments	—	696,731	—	67,308,431
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	228,309	—	228,309
Liabilities
Forward Foreign Currency Exchange Contracts	—	(182,078)	—	(182,078)
Total	—	742,962	—	67,354,662

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $746,953)	$696,731
Affiliated issuers (identified cost $66,611,700)	66,611,700
Total investments (identified cost $67,358,653)	67,308,431
Unrealized appreciation on forward foreign currency exchange contracts	228,309
Receivable for:
Investments sold	2,987,705
Capital shares sold	113,507
Dividends	23,794
Interest	137
Prepaid expenses	2,362
Total assets	70,664,245
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	182,078
Payable for:
Investments purchased	3,355,381
Capital shares purchased	265,173
Management services fees	5,299
Distribution and/or service fees	686
Transfer agent fees	4,345
Compensation of board members	26,943
Other expenses	42,774
Total liabilities	3,882,679
Net assets applicable to outstanding capital stock	$66,781,566
Represented by
Paid-in capital	$65,123,300
Excess of distributions over net investment income	(26,263)
Accumulated net realized gain	1,688,520
Unrealized appreciation (depreciation) on:
Investments	(50,222)
Forward foreign currency exchange contracts	46,231
Total — representing net assets applicable to outstanding capital stock	$66,781,566

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

October 31, 2016

Class A
Net assets	$20,632,015
Shares outstanding	1,948,031
Net asset value per share	$10.59
Maximum offering price per share(a)	$10.92
Class B
Net assets	$34,920
Shares outstanding	3,507
Net asset value per share	$9.96
Class C
Net assets	$3,163,108
Shares outstanding	318,099
Net asset value per share	$9.94
Class I
Net assets	$26,537,909
Shares outstanding	2,413,566
Net asset value per share	$11.00
Class R4
Net assets	$592,435
Shares outstanding	54,225
Net asset value per share	$10.93
Class R5
Net assets	$3,509,389
Shares outstanding	319,225
Net asset value per share	$10.99
Class W
Net assets	$69,539
Shares outstanding	6,595
Net asset value per share	$10.54
Class Y
Net assets	$11,304
Shares outstanding	1,030
Net asset value per share(b)	$10.98
Class Z
Net assets	$12,230,947
Shares outstanding	1,119,682
Net asset value per share	$10.92

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Net investment income
Income:
Dividends — affiliated issuers	$246,017
Interest	13,715
Total income	259,732
Expenses:
Management services fees	631,146
Distribution and/or service fees
Class A	54,477
Class B	477
Class C	30,215
Class W	188
Transfer agent fees
Class A	31,711
Class B	69
Class C	4,404
Class R4	725
Class R5	479
Class W	109
Class Z	17,494
Compensation of board members	13,662
Custodian fees	5,398
Printing and postage fees	22,457
Registration fees	103,717
Audit fees	35,658
Legal fees	7,269
Other	13,175
Total expenses	972,830
Net investment loss	(713,098)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	26,859
Foreign currency translations	83,731
Forward foreign currency exchange contracts	2,134,364
Net realized gain	2,244,954
Net change in unrealized appreciation (depreciation) on:
Investments	(7,274)
Forward foreign currency exchange contracts	228,274
Net change in unrealized appreciation	221,000
Net realized and unrealized gain	2,465,954
Net increase in net assets resulting from operations	$1,752,856

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations
Net investment loss	$(713,098)	$(651,183)
Net realized gain	2,244,954	10,571,998
Net change in unrealized appreciation	221,000	269,802
Net increase in net assets resulting from operations	1,752,856	10,190,617
Distributions to shareholders
Net investment income
Class A	(861,209)	—
Class B	(2,086)	—
Class C	(109,871)	—
Class I	(1,215,601)	—
Class R4	(17,685)	—
Class R5	(15,968)	—
Class W	(3,542)	—
Class Y	(566)	—
Class Z	(419,730)	—
Net realized gains
Class A	(1,727,785)	—
Class B	(4,987)	—
Class C	(262,698)	—
Class I	(2,254,954)	—
Class R4	(33,743)	—
Class R5	(29,977)	—
Class W	(7,106)	—
Class Y	(1,051)	—
Class Z	(799,217)	—
Total distributions to shareholders	(7,767,776)	—
Increase (decrease) in net assets from capital stock activity	18,035,854	(5,825,475)
Total increase in net assets	12,020,934	4,365,142
Net assets at beginning of year	54,760,632	50,395,490
Net assets at end of year	$66,781,566	$54,760,632
Undistributed (excess of distributions over) net investment income	$(26,263)	$2,614,608

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	1,328,009	14,435,631	604,105	6,665,893
Distributions reinvested	245,434	2,559,874	—	—
Redemptions	(946,157)	(9,939,991)	(535,558)	(5,702,700)
Net increase	627,286	7,055,514	68,547	963,193
Class B shares
Subscriptions	—	—	3,820	39,479
Distributions reinvested	572	5,647	—	—
Redemptions(a)	(2,361)	(23,647)	(4,146)	(42,901)
Net decrease	(1,789)	(18,000)	(326)	(3,422)
Class C shares
Subscriptions	144,678	1,474,895	192,991	1,919,649
Distributions reinvested	36,986	364,678	—	—
Redemptions	(92,020)	(910,496)	(101,285)	(1,050,592)
Net increase	89,644	929,077	91,706	869,057
Class I shares
Subscriptions	47,938	523,254	22,378	245,309
Distributions reinvested	321,492	3,468,903	—	—
Redemptions	(232,289)	(2,607,227)	(718,243)	(8,221,564)
Net increase (decrease)	137,141	1,384,930	(695,865)	(7,976,255)
Class R4 shares
Subscriptions	20,944	229,539	30,862	344,535
Distributions reinvested	4,639	49,824	—	—
Redemptions	(1,759)	(19,090)	(1,492)	(17,533)
Net increase	23,824	260,273	29,370	327,002
Class R5 shares
Subscriptions	296,755	3,268,026	33,180	369,400
Distributions reinvested	4,110	44,345	—	—
Redemptions	(13,411)	(150,122)	(2,431)	(26,228)
Net increase	287,454	3,162,249	30,749	343,172
Class W shares
Distributions reinvested	869	9,025	—	—
Redemptions	(1,302)	(13,688)	(1,897)	(20,366)
Net decrease	(433)	(4,663)	(1,897)	(20,366)
Class Z shares
Subscriptions	1,602,635	17,474,134	1,088,930	12,582,570
Distributions reinvested	81,839	878,129	—	—
Redemptions	(1,211,088)	(13,085,789)	(1,193,947)	(12,910,426)
Net increase (decrease)	473,386	5,266,474	(105,017)	(327,856)
Total net increase (decrease)	1,636,513	18,035,854	(582,733)	(5,825,475)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$11.83	$9.64	$9.75	$10.21	$9.95
Income from investment operations:
Net investment loss	(0.14)	(0.16)	(0.14)	(0.13)	(0.12)
Net realized and unrealized gain (loss)	0.43	2.35	0.03 (a)	(0.09)	0.38
Total from investment operations	0.29	2.19	(0.11)	(0.22)	0.26
Less distributions to shareholders:
Net investment income	(0.51)	—	—	—	—
Net realized gains	(1.02)	—	—	(0.24)	—
Total distributions to shareholders	(1.53)	—	—	(0.24)	—
Net asset value, end of period	$10.59	$11.83	$9.64	$9.75	$10.21
Total return	2.64%	22.72%	(1.13%)	(2.28%)	2.61%
Ratios to average net assets(b)
Total gross expenses	1.68%	1.76%	1.77%	1.68%	1.65%
Total net expenses(c)	1.68%	1.67%	1.66%	1.48%	1.42%
Net investment loss	(1.27%)	(1.51%)	(1.50%)	(1.29%)	(1.18%)
Supplemental data
Net assets, end of period (in thousands)	$20,632	$15,622	$12,068	$20,050	$30,758
Portfolio turnover	0%	0%	0%	0%	0%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class B	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$11.20	$9.19	$9.37	$9.90	$9.72
Income from investment operations:
Net investment loss	(0.20)	(0.23)	(0.20)	(0.20)	(0.19)
Net realized and unrealized gain (loss)	0.41	2.24	0.02 (a)	(0.09)	0.37
Total from investment operations	0.21	2.01	(0.18)	(0.29)	0.18
Less distributions to shareholders:
Net investment income	(0.43)	—	—	—	—
Net realized gains	(1.02)	—	—	(0.24)	—
Total distributions to shareholders	(1.45)	—	—	(0.24)	—
Net asset value, end of period	$9.96	$11.20	$9.19	$9.37	$9.90
Total return	1.97%	21.87%	(1.92%)	(3.08%)	1.85%
Ratios to average net assets(b)
Total gross expenses	2.42%	2.51%	2.51%	2.46%	2.39%
Total net expenses(c)	2.42%	2.42%	2.41%	2.23%	2.17%
Net investment loss	(2.03%)	(2.26%)	(2.25%)	(2.04%)	(1.93%)
Supplemental data
Net assets, end of period (in thousands)	$35	$59	$52	$189	$456
Portfolio turnover	0%	0%	0%	0%	0%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$11.19	$9.19	$9.36	$9.89	$9.71
Income from investment operations:
Net investment loss	(0.20)	(0.23)	(0.20)	(0.20)	(0.19)
Net realized and unrealized gain (loss)	0.40	2.23	0.03 (a)	(0.09)	0.37
Total from investment operations	0.20	2.00	(0.17)	(0.29)	0.18
Less distributions to shareholders:
Net investment income	(0.43)	—	—	—	—
Net realized gains	(1.02)	—	—	(0.24)	—
Total distributions to shareholders	(1.45)	—	—	(0.24)	—
Net asset value, end of period	$9.94	$11.19	$9.19	$9.36	$9.89
Total return	1.87%	21.76%	(1.82%)	(3.08%)	1.85%
Ratios to average net assets(b)
Total gross expenses	2.43%	2.51%	2.52%	2.42%	2.39%
Total net expenses(c)	2.43%	2.42%	2.41%	2.23%	2.16%
Net investment loss	(2.03%)	(2.26%)	(2.25%)	(2.05%)	(1.92%)
Supplemental data
Net assets, end of period (in thousands)	$3,163	$2,556	$1,256	$2,374	$2,887
Portfolio turnover	0%	0%	0%	0%	0%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$12.22	$9.92	$10.00	$10.42	$10.11
Income from investment operations:
Net investment loss	(0.10)	(0.12)	(0.11)	(0.09)	(0.07)
Net realized and unrealized gain (loss)	0.45	2.42	0.03 (a)	(0.09)	0.38
Total from investment operations	0.35	2.30	(0.08)	(0.18)	0.31
Less distributions to shareholders:
Net investment income	(0.55)	—	—	—	—
Net realized gains	(1.02)	—	—	(0.24)	—
Total distributions to shareholders	(1.57)	—	—	(0.24)	—
Net asset value, end of period	$11.00	$12.22	$9.92	$10.00	$10.42
Total return	3.12%	23.18%	(0.80%)	(1.84%)	3.07%
Ratios to average net assets(b)
Total gross expenses	1.28%	1.34%	1.32%	1.16%	1.14%
Total net expenses(c)	1.28%	1.29%	1.26%	1.08%	0.91%
Net investment loss	(0.88%)	(1.13%)	(1.10%)	(0.90%)	(0.68%)
Supplemental data
Net assets, end of period (in thousands)	$26,538	$27,817	$29,482	$65,238	$47,585
Portfolio turnover	0%	0%	0%	0%	0%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R4	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$12.15	$9.87	$9.97	$10.28
Income from investment operations:
Net investment loss	(0.11)	(0.14)	(0.12)	(0.06)
Net realized and unrealized gain (loss)	0.45	2.42	0.02 (b)	(0.25)
Total from investment operations	0.34	2.28	(0.10)	(0.31)
Less distributions to shareholders:
Net investment income	(0.54)	—	—	—
Net realized gains	(1.02)	—	—	—
Total distributions to shareholders	(1.56)	—	—	—
Net asset value, end of period	$10.93	$12.15	$9.87	$9.97
Total return	2.99%	23.10%	(1.00%)	(3.02%)
Ratios to average net assets(c)
Total gross expenses	1.43%	1.52%	1.54%	1.19	%(d)
Total net expenses(e)	1.43%	1.43%	1.41%	1.19	%(d)
Net investment loss	(1.03%)	(1.26%)	(1.25%)	(1.03	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$592	$369	$10	$2
Portfolio turnover	0%	0%	0%	0%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R5	2016	2015	2014(a)
Per share data
Net asset value, beginning of period	$12.22	$9.92	$9.78
Income from investment operations:
Net investment loss	(0.10)	(0.13)	(0.04)
Net realized and unrealized gain	0.43	2.43	0.18	(b)
Total from investment operations	0.33	2.30	0.14
Less distributions to shareholders:
Net investment income	(0.54)	—	—
Net realized gains	(1.02)	—	—
Total distributions to shareholders	(1.56)	—	—
Net asset value, end of period	$10.99	$12.22	$9.92
Total return	2.97%	23.18%	1.43%
Ratios to average net assets(c)
Total gross expenses	1.35%	1.45%	1.46	%(d)
Total net expenses(e)	1.35%	1.35%	1.33	%(d)
Net investment loss	(0.94%)	(1.19%)	(1.08	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$3,509	$388	$10
Portfolio turnover	0%	0%	0%

Notes to Financial Highlights

(a)  Based on operations from June 25, 2014 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class W	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$11.78	$9.60	$9.71	$10.19	$9.94
Income from investment operations:
Net investment loss	(0.14)	(0.16)	(0.14)	(0.12)	(0.14)
Net realized and unrealized gain (loss)	0.43	2.34	0.03 (a)	(0.12)	0.39
Total from investment operations	0.29	2.18	(0.11)	(0.24)	0.25
Less distributions to shareholders:
Net investment income	(0.51)	—	—	—	—
Net realized gains	(1.02)	—	—	(0.24)	—
Total distributions to shareholders	(1.53)	—	—	(0.24)	—
Net asset value, end of period	$10.54	$11.78	$9.60	$9.71	$10.19
Total return	2.66%	22.71%	(1.13%)	(2.49%)	2.52%
Ratios to average net assets(b)
Total gross expenses	1.67%	1.75%	1.77%	1.83%	1.83%
Total net expenses(c)	1.67%	1.67%	1.66%	1.33%	1.62%
Net investment loss	(1.28%)	(1.51%)	(1.50%)	(1.13%)	(1.38%)
Supplemental data
Net assets, end of period (in thousands)	$70	$83	$86	$123	$10,922
Portfolio turnover	0%	0%	0%	0%	0%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$12.20	$9.91	$9.98	$10.25
Income from investment operations:
Net investment loss	(0.10)	(0.12)	(0.11)	(0.07)
Net realized and unrealized gain (loss)	0.45	2.41	0.04 (b)	(0.20)
Total from investment operations	0.35	2.29	(0.07)	(0.27)
Less distributions to shareholders:
Net investment income	(0.55)	—	—	—
Net realized gains	(1.02)	—	—	—
Total distributions to shareholders	(1.57)	—	—	—
Net asset value, end of period	$10.98	$12.20	$9.91	$9.98
Total return	3.13%	23.11%	(0.70%)	(2.63%)
Ratios to average net assets(c)
Total gross expenses	1.28%	1.35%	1.36%	1.20	%(d)
Total net expenses(e)	1.28%	1.29%	1.28%	1.20	%(d)
Net investment loss	(0.89%)	(1.13%)	(1.11%)	(1.04	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$11	$13	$10	$2
Portfolio turnover	0%	0%	0%	0%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Z	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$12.15	$9.88	$9.97	$10.41	$10.11
Income from investment operations:
Net investment loss	(0.11)	(0.14)	(0.12)	(0.11)	(0.09)
Net realized and unrealized gain (loss)	0.44	2.41	0.03 (a)	(0.09)	0.39
Total from investment operations	0.33	2.27	(0.09)	(0.20)	0.30
Less distributions to shareholders:
Net investment income	(0.54)	—	—	—	—
Net realized gains	(1.02)	—	—	(0.24)	—
Total distributions to shareholders	(1.56)	—	—	(0.24)	—
Net asset value, end of period	$10.92	$12.15	$9.88	$9.97	$10.41
Total return	2.91%	22.98%	(0.90%)	(2.04%)	2.97%
Ratios to average net assets(b)
Total gross expenses	1.42%	1.50%	1.54%	1.45%	1.34%
Total net expenses(c)	1.42%	1.42%	1.41%	1.24%	1.09%
Net investment loss	(1.02%)	(1.27%)	(1.25%)	(1.05%)	(0.85%)
Supplemental data
Net assets, end of period (in thousands)	$12,231	$7,853	$7,422	$4,677	$9,146
Portfolio turnover	0%	0%	0%	0%	0%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

Note 1. Organization

Columbia Absolute Return Currency and Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other

Annual Report 2016
24

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate

Annual Report 2016
25

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to generate total return through long and short currency positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Annual Report 2016
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COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at October 31, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	228,309
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	182,078

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended October 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	2,134,364
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	228,274

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended October 31, 2016:

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	829,458	(1,048,580)

*Based on the ending quarterly outstanding amounts for the year ended October 31, 2016.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of October 31, 2016:

	Barclays ($)	Citi ($)	HSBC ($)	Morgan Stanley ($)	State Street ($)	Total ($)
Assets
Forward foreign currency exchange contracts	228,309	—	—	—	—	228,309
Liabilities
Forward foreign currency exchange contracts	—	74,243	19,853	53,456	34,526	182,078
Total Financial and Derivative Net Assets	228,309	(74,243)	(19,853)	(53,456)	(34,526)	46,231
Total collateral received (pledged)(a)	—	—	—	—	—	—
Net Amount(b)	228,309	(74,243)	(19,853)	(53,456)	(34,526)	46,231

(a) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b) Represents the net amount due from/(to) counterparties in the event of default.

Annual Report 2016
27

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective March 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as

Annual Report 2016
28

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.970% to 0.750% as the Fund's net assets increase. Prior to March 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended October 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.97% of the Fund's average daily net assets. For the period from November 1, 2015 through February 29, 2016, the investment advisory services fee paid to the Investment Manager was $183,044, and the administrative services fee paid to the Investment Manager was $16,453.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2016, other expenses paid by the Fund to this company were $552.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the

Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts up to the lesser of the amount charged by the servicing agent or a cap established by the Board from time to time.

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I and Class Y shares do not pay transfer agency fees.

For the year ended October 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.15%
Class B	0.14
Class C	0.15
Class R4	0.15
Class R5	0.05
Class W	0.15
Class Z	0.15

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment

Annual Report 2016
29

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2016, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $23,000 and $28,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2016, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $24,391 for Class A, $0 for Class B and $1,143 for Class C shares for the year ended October 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap March 1, 2016 Through February 28, 2017	Voluntary Expense Cap Prior to March 1, 2016
Class A	1.80%	1.68%
Class B	2.55	2.43
Class C	2.55	2.43
Class I	1.45	1.30
Class R4	1.55	1.43
Class R5	1.50	1.35
Class W	1.80	1.68
Class Y	1.45	1.30
Class Z	1.55	1.43

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and infrequent and/or unusual expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2016, these differences are primarily due to differing treatment for Trustees' deferred compensation, distribution reclassifications, foreign currency transactions, net operating loss reclassification and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the

Annual Report 2016
30

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$718,485
Accumulated net realized gain	(718,485)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2016	2015
Ordinary income	$4,702,814	$—
Long-term capital gains	3,064,962	—
Total	$7,767,776	$—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$271,330
Undistributed long-term capital gains	1,463,421
Net unrealized depreciation	(50,222)

At October 31, 2016, the cost of investments for federal income tax purposes was $67,358,653 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$0
Unrealized depreciation	(50,222)
Net unrealized depreciation	$(50,222)

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the year ended October 31, 2016, there were no purchases or proceeds from the sale of securities other than short-term investment transactions and derivative activity, if any. Only the amount of long-term security purchases and sales activity, excluding derivatives, impacts the portfolio turnover reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

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COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

The Fund had no borrowings during the year ended October 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At October 31, 2016, one unaffiliated shareholder of record owned 11.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 64.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Counterparty Risk

Counterparty risk is the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Foreign Currency Risk

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion

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COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

costs when converting foreign currencies into U.S. dollars and vice versa.

Geographic Concentration Risk

The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. The Fund's NAV may be more volatile than the NAV of a more geographically diversified fund.

Money Market Fund Investment Risk

An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund's portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. The Fund will also be exposed to the investment risks of the money market fund. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from its investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Absolute Return Currency and Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Absolute Return Currency and Income Fund (the "Fund," a series of Columbia Funds Series Trust II) at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
December 21, 2016

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COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Capital Gain Dividend	$1,547,106

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

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COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

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COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015

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COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126

Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	115

Trustee to other Columbia Funds since 2000; Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee), since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126

Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016

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COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	126

Trustee to other Columbia Funds since 2002; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Healthways, Inc. (health and well-being solutions), 2005-2015

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124

Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

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COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	186

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

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COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

APPROVAL OF MANAGEMENT AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Absolute Return Currency and Income Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March and April 2016, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented in February, March and April were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, the Chair of the Board and/or the Chair of the Contracts Committee, and the final materials were revised to contain information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.

The Board, at its June 13-15, 2016 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of management agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

Nature, Extent and Quality of Services Provided by Columbia Threadneedle

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Threadneedle, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, improvements in technology research and the use of research analysts' model portfolios to highlight best ideas and improve implementation. The Independent Trustees further noted the restructured investment risk management department and its additional resources, including the new head of multi-asset investment risk. They also observed the relatively recent 5P leadership transition, and the additional staff and resources dedicated to the 5P team. The Board also noted the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle's ability to attract and retain key portfolio management personnel.

In connection with the Board's evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2015 in the performance of administrative services, and noted the various enhancements anticipated for 2016. In evaluating the quality of services provided under the Management Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity's ability to carry out its responsibilities under the

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COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

APPROVAL OF MANAGEMENT AGREEMENT (continued)

Management Agreement and the Fund's other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Threadneedle and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Threadneedle's profitability.

The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in its analysis of the Funds' performance and expenses, the reasonableness of the Funds' fee rates, the reasonableness of Columbia Threadneedle's profitability, and JDL's conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is generally no higher than the median expense ratio of funds in the comparison universe of the Fund). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe's median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL's conclusion that 2015 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2015 the Board had concluded that 2014 profitability was reasonable and that Columbia Threadneedle generated 2015 profitability that only slightly exceeded 2014 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its

Annual Report 2016
43

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

APPROVAL OF MANAGEMENT AGREEMENT (continued)

personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 15, 2016, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

Annual Report 2016
44

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
45

Columbia Absolute Return Currency and Income Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN104_10_F01_(12/16)

ANNUAL REPORT

October 31, 2016

COLUMBIA GLOBAL BOND FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $460 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2016. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2016 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit investor.columbiathreadneedleus.com

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the president-elect over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.

While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom's vote to exit the European Union (Brexit), speculation around the Federal Reserve's decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?

Position your portfolio for the reality of market volatility

That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.

Step 1: Review your investment goals

Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what's important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can't control — volatility, and focus on what you can — your investment goals and strategies.

Step 2: Reassess your risk tolerance

Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.

Step 3: Remain calm and focus on your long-term plan

Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.

As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	26
Statement of Operations	28
Statement of Changes in Net Assets	29
Financial Highlights	31
Notes to Financial Statements	40
Report of Independent Registered Public Accounting Firm	56
Federal Income Tax Information	57
Trustees and Officers	58
Approval of Management Agreement	64
Important Information About This Report	67

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Global Bond Fund (the Fund) Class A shares returned 1.40% excluding sales charges for the 12-month period that ended October 31, 2016.

■  The Fund underperformed its benchmark, the Bloomberg Barclays Global Aggregate Index, which returned 5.59% for the same time period.

■  Currency decisions detracted from the Fund's relative results during the period, while sector allocation and issue selection contributed positively, albeit modestly. Interest rate positioning had mixed results.

Average Annual Total Returns (%) (for period ended October 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	03/20/89
Excluding sales charges		1.40	-0.99	2.55
Including sales charges		-3.49	-1.96	2.05
Class B	03/20/95
Excluding sales charges		0.70	-1.71	1.78
Including sales charges		-4.30	-2.05	1.78
Class C	06/26/00
Excluding sales charges		0.71	-1.73	1.79
Including sales charges		-0.29	-1.73	1.79
Class I	03/04/04	1.93	-0.57	2.98
Class K	03/20/95	1.57	-0.85	2.75
Class R*	03/15/10	1.23	-1.25	2.25
Class W*	12/01/06	1.40	-1.03	2.53
Class Y*	11/08/12	1.75	-0.66	2.72
Class Z*	09/27/10	1.75	-0.75	2.72
Bloomberg Barclays Global Aggregate Index		5.59	0.90	3.87

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

The Bloomberg Barclays Global Aggregate Index is a broad-based benchmark that measures the global investment-grade fixed-rate debt markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2006 – October 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Matthew Cobon

Jim Cielinski

Gene Tannuzzo, CFA

Quality Breakdown (%) (at October 31, 2016)
AAA rating	16.0
AA rating	1.8
A rating	6.0
BBB rating	48.1
BB rating	13.4
B rating	10.8
CCC rating	1.5
Not rated	2.4
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.

For the 12-month period that ended October 31, 2016, the Fund's Class A shares returned 1.40% excluding sales charges. The Fund underperformed its benchmark, the Bloomberg Barclays Global Aggregate Index, which returned 5.59% for the same time period. Currency decisions detracted from the Fund's relative results during the period, while sector allocation and issue selection contributed positively, albeit modestly. Interest rate positioning had mixed results.

Currency Weakness Weighed Most on Fund Returns

During the 12 months ended October 31, 2016, global bond markets posted strong gains overall, following lackluster performance for most of the prior fiscal year. Calendar year 2015 ended on a volatile note, as the Federal Reserve (the Fed) raised interest rates for the first time in nearly a decade in December 2015 amid a backdrop of a strengthening U.S. dollar and declining commodity prices. Commodity prices continued to decline to start 2016, with crude oil hitting a low of $26.21 in mid-February 2016. This weighed on commodities specifically but also on global trade more broadly.

For the first half of 2016, Gross Domestic Product (GDP) growth averaged an anemic 1.1% in the United States before rebounding to 2.9% in the third calendar quarter of 2016. Generally speaking, central banks responded in an accommodative way. The Bank of Japan reduced its interest rates into negative territory; the European Central Bank expanded its asset purchases to include corporate bonds; and the Bank of England reduced its interest rates and expanded asset purchases following the Brexit vote, or the U.K. referendum on membership in the European Union. The Fed indicated it would likely be less aggressive in its rate hiking cycle than previously stated.

As the year progressed, the backdrop of low but positive economic growth, low inflation and accommodative monetary policy turned out to be rather friendly to the bond markets. Interest rate-sensitive assets performed strongly, as interest rates declined, and credit-sensitive assets also rebounded sharply. The riskiest sectors of the market, by both measures, performed best. For example, the 30-year U.S. Treasury, as measured by the Bloomberg Barclays 30-Year Treasury Bellwether Index, posted gains of 9.65% as interest rate risk generated gains, while high-yield corporate bonds, as measured by the BofA Merrill Lynch U.S. High Yield Cash Pay Constrained Index, gained 10.12%, led by the lowest credit quality securities. The U.S. Treasury yield curve flattened, as short-term rates rose, while longer term yields declined.

The Fund experienced currency headwinds, primarily during the first half of 2016, due to a weakening U.S. dollar. The Fund's short positions in the New Zealand dollar and Canadian dollar were the biggest detractors from its performance relative to the benchmark during the period. As U.S. interest rates generally declined during the period, the Fund's shorter U.S. duration position relative to that of the benchmark was also a drag on performance.

Conversely, the Fund's allocation to U.S. spread, or non-Treasury, sectors contributed positively to its relative performance, as most spread sectors

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

outperformed U.S. Treasuries during the period. For example, the Fund's relative results benefited from effective credit selection and exposure to U.S. high-yield corporate bonds, especially in the first half of the period. Also, we added Fund exposure to U.S. dollar-denominated emerging market bonds early in the period, enabling the Fund to capture a significant portion of the sector's rally in 2016. Finally, the Fund's longer U.K. duration position relative to that of the benchmark proved prudent, benefiting the Fund's performance in early 2016 as well as heading into and coming out of the June 2016 Brexit vote.

Credit Risk and Foreign Rates Exposure Evaluation Drove Portfolio Changes

We made a number of changes to portfolio positioning, reflecting our expectations for policy changes and market returns. Perhaps the most significant change to the Fund during the period was its exposure to credit risk — particularly to U.S. investment-grade corporate bonds. The Fund began the period with approximately 56% of its total net assets in U.S. investment-grade corporate bond and ended the period with approximately 20%. Although technicals, or supply/demand factors, in international markets remained attractive, in our view, late credit cycle activity, such as increased leverage, increased our concern about fundamentals in the sector. Also, valuations shifted such that, in our view, they no longer compensated the Fund for taking on a high level of corporate credit risk. Emerging market rates, on the other hand, looked more attractive to us. Consequently, we added Fund exposure to Russian and Brazilian rates, or lengthened duration positions in these two countries. Overall, the Fund's portfolio turnover rate for the 12-month period was 129%.

Derivatives Usage

The Fund utilized currency forwards, options, swap contracts and interest rate futures as a cost-effective way of implementing strategy shifts. We used these derivatives for a variety of purposes — to hedge unwanted risk exposures, to help manage the duration and yield curve positioning of the Fund and for investment purposes, i.e. to express market views in an effort to generate positive total return. On a stand-alone basis, these currency forwards, options and swap contracts negatively impacted Fund performance while the interest rate futures had a positive impact on Fund performance.

Market Exposure Through Derivatives Investments (% of notional exposure) (at October 31, 2016)(a)

Fixed Income Derivative Contracts	81.3
Foreign Currency Derivative Contracts	(181.3)
Total Notional Market Value of Derivative Contracts	(100.0)

(a) The Fund has market exposure (long and/or short) to the fixed income asset class and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Country Breakdown (%) (at October 31, 2016)
Argentina	1.4
Australia	0.6
Bermuda	0.8
Brazil	5.0
Canada	0.7
Cayman Islands	1.3
Colombia	2.0
Dominican Republic	1.1
El Salvador	0.2
France	0.1
Georgia	1.2
Germany	0.0	(a)
Ghana	0.5
Guatemala	0.6
Hungary	1.4
Indonesia	3.2
Ireland	0.1
Italy	6.1
Japan	0.4
Kazakhstan	0.4
Luxembourg	0.2
Mexico	2.4
Netherlands	0.1
Panama	0.2
Philippines	0.2
Romania	0.1
Russian Federation	15.0
Serbia	0.3
Spain	1.8
Trinidad and Tobago	0.7
Ukraine	0.3
United Kingdom	2.4
United States(b)	48.9
Virgin Islands	0.0	(a)
Zambia	0.3
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At October 31, 2016, the Fund invested 52.8% in foreign companies in accordance with its principal investment strategy.

(a) Rounds to zero.

(b) Includes investments in Money Market Funds.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities and loan investments present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities or other similarly rated instruments present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund's prospectus for more information on these and other risks.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2016 – October 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	979.70	1,019.81	5.40	5.51	1.08
Class B	1,000.00	1,000.00	976.30	1,016.02	9.14	9.32	1.83
Class C	1,000.00	1,000.00	976.00	1,016.02	9.14	9.32	1.83
Class I	1,000.00	1,000.00	981.40	1,021.94	3.31	3.37	0.66
Class K	1,000.00	1,000.00	979.80	1,020.42	4.80	4.90	0.96
Class R	1,000.00	1,000.00	977.90	1,018.55	6.65	6.79	1.33
Class W	1,000.00	1,000.00	979.70	1,019.81	5.40	5.51	1.08
Class Y	1,000.00	1,000.00	981.40	1,021.94	3.31	3.37	0.66
Class Z	1,000.00	1,000.00	979.80	1,021.08	4.15	4.24	0.83

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2016

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 31.2%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AUSTRALIA 0.6%
Woodside Finance Ltd.(a) 03/05/25	3.650%	425,000	426,096
CANADA 0.7%
MDC Partners, Inc.(a) 05/01/24	6.500%	64,000	54,560
Teck Resources Ltd. 07/15/41	6.250%	19,000	18,810
Teck Resources Ltd.(a) 06/01/24	8.500%	17,000	19,678
Thomson Reuters Corp. 05/23/43	4.500%	255,000	253,464
Valeant Pharmaceuticals International, Inc.(a) 07/15/21	7.500%	20,000	17,800
12/01/21	5.625%	7,000	5,775
05/15/23	5.875%	71,000	55,912
04/15/25	6.125%	52,000	41,080
Videotron Ltd.(a) 06/15/24	5.375%	39,000	40,804
Total			507,883
COLOMBIA 0.3%
Corporación Andina de Fomento 06/15/22	4.375%	232,000	254,608
FRANCE 0.1%
SFR Group SA(a) 05/15/22	6.000%	50,000	51,266
05/01/26	7.375%	46,000	46,460
Total			97,726
GERMANY —%
Unitymedia GmbH(a) 01/15/25	6.125%	7,000	7,298
IRELAND 0.1%
Allegion PLC 09/15/23	5.875%	10,000	10,775
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a) 01/31/21	6.750%	16,000	16,480
05/15/24	7.250%	13,000	13,715
Grifols Worldwide Operations Ltd. 04/01/22	5.250%	22,000	22,935
Total			63,905
ITALY 0.1%
Telecom Italia Capital SA 09/30/34	6.000%	27,000	26,865

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wind Acquisition Finance SA(a) 07/15/20	4.750%	62,000	62,310
Total			89,175
LUXEMBOURG 0.2%
ARD Finance SA PIK(a) 09/15/23	7.125%	14,000	13,860
ArcelorMittal(b) 02/25/22	7.250%	32,000	36,288
Camelot Finance SA(a) 10/15/24	7.875%	12,000	12,270
FAGE International SA/USA Dairy Industry, Inc.(a) 08/15/26	5.625%	17,000	17,553
INEOS Group Holdings SA(a) 02/15/19	5.875%	34,000	34,637
08/01/24	5.625%	26,000	25,773
Total			140,381
MEXICO 0.8%
Cemex SAB de CV(a) 04/16/26	7.750%	300,000	336,000
Grupo Bimbo SAB de CV(a) 06/27/44	4.875%	285,000	277,217
Total			613,217
NETHERLANDS 0.1%
Constellium NV(a) 05/15/24	5.750%	24,000	21,240
NXP BV/Funding LLC(a) 06/15/22	4.625%	20,000	21,800
Sensata Technologies BV(a) 10/01/25	5.000%	20,000	20,500
Ziggo Secured Finance BV(a) 01/15/27	5.500%	44,000	43,450
Total			106,990
UKRAINE 0.3%
MHP SA(a) 04/02/20	8.250%	250,000	245,000
UNITED KINGDOM 1.0%
Sky PLC(a) 11/26/22	3.125%	670,000	681,051
Virgin Media Finance PLC(a) 01/15/25	5.750%	47,000	46,530
Virgin Media Secured Finance PLC(a) 01/15/26	5.250%	14,000	13,856
Total			741,437

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UNITED STATES 26.9%
AES Corp. (The) 07/01/21	7.375%	36,000	40,590
05/15/26	6.000%	11,000	11,330
AMC Networks, Inc. 04/01/24	5.000%	23,000	23,287
APX Group, Inc. 12/01/19	6.375%	29,000	29,906
12/01/22	7.875%	61,000	64,126
AT&T, Inc. 06/15/45	4.350%	300,000	275,210
Acadia Healthcare Co., Inc. 07/01/22	5.125%	15,000	14,700
02/15/23	5.625%	4,000	4,005
03/01/24	6.500%	13,000	13,260
Aircastle Ltd. 03/15/21	5.125%	24,000	25,470
02/15/22	5.500%	5,000	5,363
04/01/23	5.000%	3,000	3,105
Alere, Inc.(a) 07/01/23	6.375%	19,000	19,570
Allegion US Holding Co., Inc. 10/01/21	5.750%	27,000	28,114
Alliance Data Systems Corp.(a) 12/01/17	5.250%	25,000	25,437
04/01/20	6.375%	34,000	34,680
08/01/22	5.375%	31,000	29,837
Alliant Holdings Intermediate LP(a) 08/01/23	8.250%	4,000	4,070
Ally Financial, Inc. 02/13/22	4.125%	30,000	30,009
05/19/22	4.625%	52,000	53,170
09/30/24	5.125%	12,000	12,660
03/30/25	4.625%	22,000	22,385
Altice US Finance I Corp.(a) 07/15/23	5.375%	17,000	17,392
05/15/26	5.500%	38,000	38,760
American Axle & Manufacturing, Inc. 02/15/19	5.125%	12,000	12,150
11/15/19	7.750%	8,000	9,060
American Builders & Contractors Supply Co., Inc.(a) 04/15/21	5.625%	44,000	45,650
Amsurg Corp. 11/30/20	5.625%	15,000	15,375
07/15/22	5.625%	10,000	10,200
Angus Chemical Co.(a) 02/15/23	8.750%	24,000	24,480
Antero Resources Corp. 06/01/23	5.625%	29,000	29,580

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aramark Services, Inc. 01/15/24	5.125%	11,000	11,523
Asbury Automotive Group, Inc. 12/15/24	6.000%	23,000	23,632
B&G Foods, Inc. 06/01/21	4.625%	15,000	15,413
Beacon Roofing Supply, Inc. 10/01/23	6.375%	9,000	9,630
Beazer Homes USA, Inc.(a) 03/15/22	8.750%	8,000	8,500
Berkshire Hathaway Energy Co. 02/01/45	4.500%	70,000	77,089
Berry Plastics Corp. 05/15/22	5.500%	10,000	10,400
10/15/22	6.000%	10,000	10,575
07/15/23	5.125%	42,000	42,735
Boyd Gaming Corp. 05/15/23	6.875%	16,000	17,120
Boyd Gaming Corp.(a) 04/01/26	6.375%	9,000	9,630
CB Richard Ellis Services, Inc. 03/15/25	5.250%	47,000	50,247
CBS Radio, Inc.(a) 11/01/24	7.250%	4,000	4,155
CCO Holdings LLC/Capital Corp. 03/15/21	5.250%	20,000	20,800
01/31/22	6.625%	36,000	37,530
09/30/22	5.250%	1,000	1,041
CCO Holdings LLC/Capital Corp.(a) 05/01/23	5.125%	2,000	2,065
04/01/24	5.875%	12,000	12,690
02/15/26	5.750%	4,000	4,168
05/01/26	5.500%	3,000	3,073
05/01/27	5.875%	46,000	48,185
CHS/Community Health Systems, Inc. 08/01/21	5.125%	8,000	7,460
CMS Energy Corp. 03/31/43	4.700%	335,000	372,077
CSC Holdings LLC 11/15/21	6.750%	30,000	31,575
CSC Holdings LLC(a) 10/15/25	6.625%	39,000	42,315
10/15/25	10.875%	38,000	43,700
CSX Corp. 11/01/46	3.800%	105,000	101,517
CalAtlantic Group, Inc. 12/15/21	6.250%	14,000	15,418
11/15/24	5.875%	8,000	8,540

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Callon Petroleum Co.(a) 10/01/24	6.125%	6,000	6,180
Calpine Corp.(a) 01/15/22	6.000%	74,000	77,145
Capsugel SA PIK(a) 05/15/19	7.000%	4,000	4,010
Carrizo Oil & Gas, Inc. 04/15/23	6.250%	83,000	85,282
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp. 03/15/21	5.250%	15,000	15,556
Centene Corp. 05/15/22	4.750%	27,000	27,405
02/15/24	6.125%	36,000	38,340
Centene Corp.(c) 01/15/25	4.750%	39,000	38,829
CenterPoint Energy Houston Electric LLC 04/01/44	4.500%	150,000	172,418
CenturyLink, Inc. 12/01/23	6.750%	32,000	32,880
04/01/24	7.500%	19,000	19,784
04/01/25	5.625%	2,000	1,875
Cequel Communications Holdings I LLC/Capital Corp.(a) 09/15/20	6.375%	34,000	35,020
12/15/21	5.125%	15,000	14,775
07/15/25	7.750%	13,000	13,910
Change Healthcare Holdings, Inc.(a) 02/15/21	6.000%	15,000	15,750
Chemours Co. (The) 05/15/23	6.625%	31,000	30,070
05/15/25	7.000%	19,000	18,477
Cheniere Corpus Christi Holdings LLC(a) 06/30/24	7.000%	13,000	13,780
Columbia Pipeline Group, Inc. 06/01/45	5.800%	80,000	94,793
ConAgra Foods, Inc. 09/15/22	3.250%	345,000	355,664
Concho Resources, Inc. 04/01/23	5.500%	73,000	74,679
Constellation Brands, Inc. 05/01/21	3.750%	9,000	9,516
05/01/23	4.250%	15,000	15,866
11/15/24	4.750%	11,000	12,045
12/01/25	4.750%	5,000	5,469
Continental Resources, Inc. 09/15/22	5.000%	124,000	121,520
CrownRock LP/Finance, Inc.(a) 02/15/23	7.750%	41,000	43,767

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DISH DBS Corp. 06/01/21	6.750%	6,000	6,446
07/15/22	5.875%	24,000	24,780
03/15/23	5.000%	21,000	20,685
11/15/24	5.875%	11,000	11,076
07/01/26	7.750%	53,000	58,201
DaVita, Inc. 05/01/25	5.000%	26,000	25,090
Denbury Resources, Inc.(a) 05/15/21	9.000%	27,000	27,810
Diamond 1 Finance Corp./Diamond 2 Finance Corp.(a) 06/15/23	5.450%	20,000	21,417
06/15/26	6.020%	35,000	38,152
Diamondback Energy, Inc.(a) 11/01/24	4.750%	6,000	6,000
DigitalGlobe, Inc.(a) 02/01/21	5.250%	14,000	14,105
Duke Energy Carolinas LLC 03/15/46	3.875%	45,000	46,532
E*TRADE Financial Corp. 11/15/22	5.375%	25,000	26,721
09/15/23	4.625%	20,000	20,750
ERAC U.S.A. Finance LLC(a) 02/15/45	4.500%	353,000	361,522
Eagle Materials, Inc. 08/01/26	4.500%	5,000	5,040
Eco Services Operations LLC/Finance Corp.(a) 11/01/22	8.500%	21,000	22,417
Emera US Finance LP(a) 06/15/46	4.750%	150,000	159,405
Endo Finance LLC/Finco, Inc.(a) 02/01/25	6.000%	30,000	25,275
Energy Transfer Equity LP 06/01/27	5.500%	54,000	52,650
Entegris, Inc.(a) 04/01/22	6.000%	21,000	21,735
Enterprise Products Operating LLC 02/15/45	5.100%	150,000	159,204
Equinix, Inc. 01/01/22	5.375%	32,000	33,920
01/15/26	5.875%	29,000	30,999
Extraction Oil & Gas Holdings LLC/Finance Corp.(a) 07/15/21	7.875%	50,000	52,875
FTI Consulting, Inc. 11/15/22	6.000%	11,000	11,550
First Data Corp.(a) 12/01/23	7.000%	64,000	67,040
01/15/24	5.750%	68,000	69,020

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Five Corners Funding Trust(a) 11/15/23	4.419%	295,000	319,526
Freeport-McMoRan, Inc. 03/01/22	3.550%	10,000	9,175
03/15/23	3.875%	20,000	18,050
11/14/24	4.550%	41,000	37,617
Fresenius Medical Care U.S. Finance II, Inc.(a) 07/31/19	5.625%	14,000	15,155
01/31/22	5.875%	11,000	12,460
10/15/24	4.750%	14,000	14,595
Frontier Communications Corp. 09/15/20	8.875%	21,000	22,312
07/01/21	9.250%	8,000	8,440
04/15/22	8.750%	15,000	14,813
09/15/22	10.500%	16,000	16,640
01/15/23	7.125%	18,000	16,189
01/15/25	6.875%	40,000	33,500
09/15/25	11.000%	44,000	45,052
GLP Capital LP/Financing II, Inc. 11/01/20	4.875%	17,000	18,126
04/15/26	5.375%	9,000	9,563
Gates Global LLC/Co.(a) 07/15/22	6.000%	23,000	21,735
Gibraltar Industries, Inc. 02/01/21	6.250%	9,000	9,326
Group 1 Automotive, Inc. 06/01/22	5.000%	8,000	7,980
Group 1 Automotive, Inc.(a) 12/15/23	5.250%	13,000	12,935
HCA, Inc. 05/01/23	5.875%	102,000	108,216
02/01/25	5.375%	14,000	14,290
04/15/25	5.250%	66,000	69,135
06/15/26	5.250%	14,000	14,630
02/15/27	4.500%	26,000	25,675
HD Supply, Inc.(a) 12/15/21	5.250%	13,000	13,813
04/15/24	5.750%	9,000	9,450
HUB International Ltd.(a) 02/15/21	9.250%	4,000	4,140
10/01/21	7.875%	53,000	54,177
Hanesbrands, Inc.(a) 05/15/24	4.625%	12,000	12,203
HealthSouth Corp. 11/01/24	5.750%	9,000	9,281
09/15/25	5.750%	5,000	5,175
Hertz Corp. (The) 01/15/21	7.375%	3,000	3,090
10/15/22	6.250%	5,000	5,125

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hertz Corp. (The)(a) 10/15/24	5.500%	18,000	17,476
Hilton Domestic Operating Co., Inc.(a) 09/01/24	4.250%	18,000	18,045
Holly Energy Partners LP/Finance Corp.(a) 08/01/24	6.000%	5,000	5,200
IHS Markit Ltd.(a) 11/01/22	5.000%	15,000	15,863
Indiana Michigan Power Co. 03/15/23	3.200%	1,070,000	1,106,436
Infor US, Inc.(a) 08/15/20	5.750%	6,000	6,278
Informatica LLC(a) 07/15/23	7.125%	9,000	8,393
International Game Technology PLC(a) 02/15/22	6.250%	56,000	59,360
Interval Acquisition Corp. 04/15/23	5.625%	43,000	44,397
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a) 08/01/23	6.375%	41,000	41,225
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a) 06/01/26	5.250%	12,000	12,510
Kinder Morgan Energy Partners LP 03/01/43	5.000%	80,000	76,333
Kinetic Concepts, Inc./KCI U.S.A., Inc.(a) 02/15/21	7.875%	12,000	12,930
L-3 Communications Corp. 02/15/21	4.950%	210,000	229,862
LTF Merger Sub, Inc.(a) 06/15/23	8.500%	20,000	20,350
Lamar Media Corp. 01/15/24	5.375%	15,000	15,788
Laredo Petroleum, Inc. 01/15/22	5.625%	23,000	22,425
05/01/22	7.375%	67,000	69,010
03/15/23	6.250%	24,000	24,120
Level 3 Communications, Inc. 12/01/22	5.750%	16,000	16,480
Level 3 Financing, Inc. 02/01/23	5.625%	6,000	6,165
05/01/25	5.375%	28,000	28,420
Liberty Mutual Group, Inc.(a) 05/01/22	4.950%	355,000	397,921
06/15/23	4.250%	500,000	540,096
Live Nation Entertainment, Inc.(a) 11/01/24	4.875%	12,000	11,970
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MEDNAX, Inc.(a) 12/01/23	5.250%	14,000	14,630
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a) 09/01/26	4.500%	10,000	9,825
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.(a) 05/01/24	5.625%	10,000	10,644
MGM Resorts International 10/01/20	6.750%	12,000	13,320
12/15/21	6.625%	50,000	55,844
03/15/23	6.000%	7,000	7,578
MPH Acquisition Holdings LLC(a) 06/01/24	7.125%	19,000	20,330
MPLX LP 02/15/23	5.500%	39,000	40,633
07/15/23	4.500%	3,000	3,086
12/01/24	4.875%	78,000	81,576
06/01/25	4.875%	73,000	76,150
MSCI, Inc.(a) 08/01/26	4.750%	15,000	15,113
Mallinckrodt International Finance SA/CB LLC(a) 10/15/23	5.625%	12,000	11,280
04/15/25	5.500%	9,000	8,325
Manitowoc Foodservice, Inc. 02/15/24	9.500%	6,000	6,893
Match Group, Inc. 06/01/24	6.375%	25,000	27,000
Meritage Homes Corp. 03/01/18	4.500%	12,000	12,165
04/15/20	7.150%	3,000	3,330
04/01/22	7.000%	36,000	40,176
06/01/25	6.000%	12,000	12,660
MetLife, Inc. 09/15/23	4.368%	735,000	814,315
Microsemi Corp.(a) 04/15/23	9.125%	19,000	21,897
Molina Healthcare, Inc. 11/15/22	5.375%	26,000	26,975
Molson Coors Brewing Co. 05/01/42	5.000%	200,000	224,567
NPF Corp.(a) 07/15/21	9.000%	8,000	8,160
NRG Energy, Inc. 07/15/22	6.250%	3,000	3,008
05/01/24	6.250%	14,000	13,580
NRG Energy, Inc.(a) 05/15/26	7.250%	15,000	14,759
01/15/27	6.625%	30,000	28,097

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRG Yield Operating LLC 08/15/24	5.375%	49,000	49,980
NRG Yield Operating LLC(a) 09/15/26	5.000%	15,000	14,550
Navient Corp. 07/26/21	6.625%	11,000	11,083
01/25/22	7.250%	20,000	20,200
03/25/24	6.125%	19,000	17,385
10/25/24	5.875%	12,000	10,710
Netflix, Inc. 02/15/25	5.875%	59,000	65,416
Netflix, Inc.(a) 11/15/26	4.375%	46,000	45,252
Newell Brands, Inc. 11/15/23	5.000%	9,000	9,664
Newfield Exploration Co. 01/30/22	5.750%	2,000	2,085
07/01/24	5.625%	26,000	27,040
01/01/26	5.375%	15,000	15,413
Nielsen Finance LLC/Co. 10/01/20	4.500%	21,000	21,422
Northwest Pipeline LLC 04/15/17	5.950%	460,000	468,345
Novelis Corp.(a) 08/15/24	6.250%	13,000	13,520
09/30/26	5.875%	39,000	39,487
Oasis Petroleum, Inc. 03/15/22	6.875%	22,000	21,780
01/15/23	6.875%	29,000	28,420
OneMain Financial Holdings LLC(a) 12/15/19	6.750%	28,000	28,980
12/15/21	7.250%	6,000	6,210
Oracle Corp. 07/15/46	4.000%	285,000	281,446
Outfront Media Capital LLC/Corp. 03/15/25	5.875%	34,000	35,360
Owens-Brockway Glass Container, Inc.(a) 08/15/23	5.875%	14,000	14,919
PDC Energy, Inc.(a) 09/15/24	6.125%	37,000	38,480
PPL Capital Funding, Inc. 06/01/23	3.400%	885,000	921,716
PQ Corp.(a) 11/15/22	6.750%	50,000	53,812
PTC, Inc. 05/15/24	6.000%	26,000	27,495
Pacific Gas & Electric Co. 02/15/44	4.750%	229,000	264,143

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Parsley Energy LLC/Finance Corp.(a) 02/15/22	7.500%	51,000	54,251
06/01/24	6.250%	32,000	33,600
Penn National Gaming, Inc. 11/01/21	5.875%	8,000	8,280
Penske Automotive Group, Inc. 12/01/24	5.375%	17,000	17,085
Pinnacle Foods Finance LLC/Corp. 01/15/24	5.875%	3,000	3,218
Plains All American Pipeline LP/Finance Corp. 01/31/23	2.850%	225,000	216,859
02/15/45	4.900%	460,000	436,845
Plastipak Holdings, Inc.(a) 10/01/21	6.500%	25,000	25,875
Platform Specialty Products Corp.(a) 05/01/21	10.375%	22,000	23,760
Post Holdings, Inc.(a) 12/15/22	6.000%	8,000	8,440
03/15/24	7.750%	42,000	46,418
08/15/26	5.000%	24,000	23,280
Prestige Brands, Inc.(a) 03/01/24	6.375%	26,000	27,625
Progress Energy, Inc. 04/01/22	3.150%	1,325,000	1,377,279
Provident Funding Associates LP/Finance Corp.(a) 06/15/21	6.750%	49,000	49,245
QEP Resources, Inc. 05/01/23	5.250%	2,000	1,965
Qualitytech LP/Finance Corp. 08/01/22	5.875%	15,000	15,413
Quicken Loans, Inc.(a) 05/01/25	5.750%	20,000	19,750
Quintiles IMS, Inc.(a) 11/01/20	6.000%	33,000	33,495
05/15/23	4.875%	22,000	22,687
10/15/26	5.000%	26,000	26,877
RSP Permian, Inc. 10/01/22	6.625%	33,000	34,774
Range Resources Corp.(a) 03/15/23	5.000%	21,000	20,317
Reynolds Group Issuer, Inc./LLC(a) 07/15/23	5.125%	24,000	24,637
07/15/24	7.000%	33,000	35,269
Rite Aid Corp.(a) 04/01/23	6.125%	39,000	41,145
Riverbed Technology, Inc.(a) 03/01/23	8.875%	23,000	24,495

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Rivers Pittsburgh Borrower LP/Finance Corp.(a) 08/15/21	6.125%	6,000	6,195
SBA Communications Corp.(a) 09/01/24	4.875%	81,000	81,000
SESI LLC 05/01/19	6.375%	17,000	16,788
12/15/21	7.125%	5,000	4,875
SM Energy Co. 06/01/25	5.625%	7,000	6,668
09/15/26	6.750%	24,000	24,600
SPX FLOW, Inc.(a) 08/15/24	5.625%	6,000	6,083
08/15/26	5.875%	24,000	24,360
Sabine Pass Liquefaction LLC 03/01/25	5.625%	41,000	43,384
Sabine Pass Liquefaction LLC(a) 06/30/26	5.875%	47,000	50,652
03/15/27	5.000%	15,000	15,263
Sally Holdings LLC/Capital, Inc. 12/01/25	5.625%	7,000	7,473
Scientific Games International, Inc. 12/01/22	10.000%	25,000	23,125
Scientific Games International, Inc.(a) 01/01/22	7.000%	65,000	69,134
Scotts Miracle-Gro Co. (The)(a) 10/15/23	6.000%	23,000	24,380
Scripps Networks Interactive, Inc. 06/15/25	3.950%	755,000	785,760
Sempra Energy 12/01/23	4.050%	180,000	194,039
Serta Simmons Bedding LLC(a) 10/01/20	8.125%	19,000	19,784
Sirius XM Radio, Inc.(a) 04/15/25	5.375%	24,000	24,390
Solera LLC/Finance, Inc.(a) 03/01/24	10.500%	22,000	24,592
Southern Natural Gas Co. LLC(a) 04/01/17	5.900%	2,131,000	2,166,756
Spectrum Brands, Inc. 11/15/22	6.625%	32,000	34,300
07/15/25	5.750%	23,000	24,897
Springleaf Finance Corp. 12/15/20	8.250%	19,000	20,615
Springs Industries, Inc. 06/01/21	6.250%	33,000	34,279
Sprint Communications, Inc.(a) 03/01/20	7.000%	38,000	41,325

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sprint Corp. 06/15/24	7.125%	22,000	20,680
02/15/25	7.625%	100,000	96,750
Sterigenics-Nordion Holdings LLC(a) 05/15/23	6.500%	25,000	25,687
Surgical Care Affiliates, Inc.(a) 04/01/23	6.000%	12,000	12,480
Synovus Financial Corp. 02/15/19	7.875%	54,000	59,670
T-Mobile USA, Inc. 04/28/20	6.542%	9,000	9,293
04/28/21	6.633%	17,000	17,829
01/15/22	6.125%	11,000	11,605
04/28/22	6.731%	10,000	10,450
03/01/23	6.000%	25,000	26,312
04/01/23	6.625%	4,000	4,251
04/28/23	6.836%	9,000	9,612
01/15/24	6.500%	20,000	21,400
03/01/25	6.375%	19,000	20,366
01/15/26	6.500%	42,000	46,040
Tallgrass Energy Partners LP/Finance Corp.(a) 09/15/24	5.500%	7,000	6,965
Targa Resources Partners LP/Finance Corp. 11/15/23	4.250%	16,000	15,040
03/15/24	6.750%	22,000	23,540
Targa Resources Partners LP/Finance Corp.(a) 02/01/27	5.375%	41,000	41,000
Taylor Morrison Communities, Inc./Monarch, Inc.(a) 04/15/23	5.875%	22,000	23,100
Teleflex, Inc. 06/01/26	4.875%	6,000	6,150
Tempur Sealy International, Inc. 10/15/23	5.625%	15,000	15,525
06/15/26	5.500%	22,000	22,660
Tenet Healthcare Corp. 06/01/20	4.750%	31,000	31,775
10/01/20	6.000%	37,000	38,975
06/15/23	6.750%	38,000	34,912
Tesoro Logistics LP/Finance Corp. 10/15/19	5.500%	7,000	7,473
10/15/22	6.250%	22,000	23,320
05/01/24	6.375%	17,000	18,275
Toll Brothers Finance Corp. 11/15/25	4.875%	12,000	12,240
TransDigm, Inc. 10/15/20	5.500%	31,000	31,852
05/15/25	6.500%	21,000	21,892
TransDigm, Inc.(a) 06/15/26	6.375%	26,000	26,588

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Treehouse Foods, Inc.(a) 02/15/24	6.000%	5,000	5,370
United Rentals North America, Inc. 06/15/23	6.125%	4,000	4,180
09/15/26	5.875%	24,000	24,446
United Rentals North America, Inc.(c) 05/15/27	5.500%	12,000	11,940
Univision Communications, Inc.(a) 05/15/23	5.125%	38,000	38,570
02/15/25	5.125%	12,000	12,030
Valeant Pharmaceuticals International, Inc.(a) 10/15/20	6.375%	12,000	10,470
Valvoline, Inc.(a) 07/15/24	5.500%	3,000	3,165
VeriSign, Inc. 05/01/23	4.625%	14,000	14,420
04/01/25	5.250%	24,000	25,320
Verizon Communications, Inc. 11/01/42	3.850%	215,000	197,815
WESCO Distribution, Inc.(a) 06/15/24	5.375%	9,000	9,104
WPX Energy, Inc. 01/15/22	6.000%	81,000	80,797
Weatherford International Ltd. 06/15/21	7.750%	34,000	34,340
06/15/23	8.250%	15,000	15,525
WhiteWave Foods Co. (The) 10/01/22	5.375%	26,000	29,250
Whiting Petroleum Corp. 03/15/21	5.750%	31,000	28,752
Williams Companies, Inc. (The) 01/15/23	3.700%	20,000	19,350
06/24/24	4.550%	68,000	69,190
Yum! Brands, Inc. 11/01/23	3.875%	46,000	45,655
Zayo Group LLC/Capital, Inc. 04/01/23	6.000%	58,000	61,045
05/15/25	6.375%	25,000	26,320
Zebra Technologies Corp. 10/15/22	7.250%	33,000	35,557
Total			20,853,746
VIRGIN ISLANDS —%
Platform Specialty Products Corp.(a) 02/01/22	6.500%	12,000	11,640
Total Corporate Bonds & Notes (Cost: $23,296,219)			24,159,102

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Residential Mortgage-Backed Securities — Agency —%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UNITED STATES —%
Federal Home Loan Mortgage Corp. 09/01/17	6.500%	2,584	2,589
Federal National Mortgage Association 04/01/17	6.500%	5,738	5,758
Total			8,347
Total Residential Mortgage-Backed Securities — Agency (Cost: $8,350)			8,347

Residential Mortgage-Backed Securities — Non-Agency 2.0%

UNITED STATES 2.0%
Citigroup Mortgage Loan Trust, Inc. CMO Series 2013-2 Class 1A3(a)(b) 11/25/37	3.133%	552,658	542,915
Vericrest Opportunity Loan Transferee XXXV LLC CMO Series 2016-NPL9 Class A1(a) 09/25/46	3.500%	983,355	983,382
Total			1,526,297
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $1,544,733)			1,526,297

Commercial Mortgage-Backed Securities — Agency 3.1%

UNITED STATES 3.1%
Government National Mortgage Association Series 2013-13 Class AC 04/16/46	1.700%	460,907	444,894
Series 2013-33 Class AC 05/16/46	1.744%	2,037,204	1,963,595
Total			2,408,489
Total Commercial Mortgage-Backed Securities — Agency (Cost: $2,480,496)			2,408,489

Commercial Mortgage-Backed Securities — Non-Agency 1.3%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UNITED STATES 1.3%
American Homes 4 Rent Series 2015-SFR1 Class A(a) 04/17/52	3.467%	972,703	1,022,644
ORES NPL LLC Series 2014-LV3 Class A(a) 03/27/24	3.000%	4,455	4,455
Total			1,027,099
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $977,120)			1,027,099

Asset-Backed Securities — Non-Agency 4.9%

BERMUDA 0.8%
Cronos Containers Program I Ltd. Series 2013-1A Class A(a) 04/18/28	3.080%	650,000	630,031
CAYMAN ISLANDS 1.3%
Octagon Investment Partners XXI Ltd. Series 2014-1A Class A1B(a)(b) 11/14/26	2.567%	975,000	974,916
UNITED STATES 2.8%
CLI Funding V LLC Series 2013-1A(a) 03/18/28	2.830%	385,000	372,684
Centre Point Funding LLC Series 2012-2A Class 1(a) 08/20/21	2.610%	325,917	322,684
Exeter Automobile Receivables Trust Series 2015-1A Class A(a) 06/17/19	1.600%	108,917	108,955
SBA Tower Trust(a) 04/16/18	2.240%	900,000	897,802
TAL Advantage V LLC Series 2013-1A Class A(a) 02/22/38	2.830%	332,500	319,296
Westgate Resorts LLC Series 2013-1A Class B(a) 08/20/25	3.750%	166,522	166,114
Total			2,187,535
Total Asset-Backed Securities — Non-Agency (Cost: $3,848,704)			3,792,482

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

U.S. Treasury Obligations 9.3%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UNITED STATES 9.3%
U.S. Treasury 09/30/18	0.750%	6,200,000	6,187,406
08/15/46	2.250%	1,100,000	1,023,043
Total			7,210,449
Total U.S. Treasury Obligations (Cost: $7,295,257)			7,210,449

Foreign Government Obligations(d)(e) 43.0%

ARGENTINA 1.4%
Argentina Bonar Bonds 04/17/17	7.000%		194,000	198,268
Argentina Republic Government International Bond(a) 04/22/21	6.875%		300,000	324,600
04/22/26	7.500%		500,000	546,250
Total				1,069,118
BRAZIL 4.8%
Brazil Notas do Tesouro Nacional Serie F 01/01/27	10.000%	BRL	11,000,000	3,291,818
Petrobras Global Finance BV 01/27/21	5.375%		420,000	414,225
Total				3,706,043
CANADA —%
NOVA Chemicals Corp.(a) 05/01/25	5.000%		19,000	19,071
COLOMBIA 1.6%
Empresas Publicas de Medellin ESP(a) 09/10/24	7.625%	COP	3,995,000,000	1,238,689
DOMINICAN REPUBLIC 1.1%
Dominican Republic International Bond(a) 04/20/27	8.625%		700,000	822,500
EL SALVADOR 0.2%
El Salvador Government International Bond(a) 01/18/27	6.375%		125,000	124,375
GEORGIA 1.1%
Georgian Railway JSC(a) 07/11/22	7.750%		800,000	892,000
GHANA 0.5%
Ghana Government International Bond(a) 01/18/26	8.125%		400,000	383,108

Foreign Government Obligations(d)(e) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
GUATEMALA 0.6%
Guatemala Government Bond(a) 06/06/22	5.750%		400,000	446,000
HUNGARY 1.3%
Hungary Government International Bond 03/25/24	5.375%		100,000	115,000
MFB Hungarian Development Bank(a) 10/21/20	6.250%		800,000	900,840
Total				1,015,840
INDONESIA 3.1%
Indonesia Government International Bond(a) 10/12/35	8.500%		190,000	281,065
01/17/38	7.750%		140,000	196,262
Indonesia Treasury Bond 05/15/31	8.750%	IDR	22,500,000,000	1,927,019
Total				2,404,346
ITALY 5.8%
Italy Buoni Poliennali Del Tesoro 11/01/26	7.250%	EUR	283	472
Italy Buoni Poliennali Del Tesoro(a) 03/01/47	2.700%	EUR	4,095,000	4,475,526
Total				4,475,998
JAPAN 0.4%
Japan Government 30-Year Bond 09/20/46	0.500%	JPY	30,000,000	284,853
KAZAKHSTAN 0.4%
KazMunayGas National Co. JSC(a) 07/02/18	9.125%		250,000	274,688
MEXICO 1.5%
Mexican Bonos 05/31/29	8.500%	MXN	5,200,000	321,514
Mexico Government International Bond 09/27/34	6.750%		270,000	348,300
Petroleos Mexicanos 01/24/22	4.875%		500,000	511,150
Total				1,180,964
PANAMA 0.2%
Ena Norte Trust(a) 04/25/23	4.950%		121,458	126,316

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Foreign Government Obligations(d)(e) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
PHILIPPINES 0.2%
Power Sector Assets & Liabilities Management Corp.(a) 05/27/19	7.250%		140,000	157,325
ROMANIA 0.1%
Romanian Government International Bond(a) 01/22/24	4.875%		100,000	112,125
RUSSIAN FEDERATION 14.5%
Gazprom OAO Via Gaz Capital SA(a) 11/22/16	6.212%		100,000	100,225
03/07/22	6.510%		550,000	602,691
08/16/37	7.288%		230,000	261,625
Russian Federal Bond — OFZ 04/14/21	7.600%	RUB	565,000,000	8,586,227
02/03/27	8.150%	RUB	110,000,000	1,705,383
Total				11,256,151
SERBIA 0.3%
Serbia International Bond(a) 12/03/18	5.875%		200,000	211,750
SPAIN 1.8%
Spain Government Bond(a) 10/31/25	2.150%	EUR	635,000	760,616
10/31/44	5.150%	EUR	346,000	602,018
Total				1,362,634
TRINIDAD AND TOBAGO 0.6%
Petroleum Co. of Trinidad & Tobago Ltd.(a) 08/14/19	9.750%		450,000	498,168
UNITED KINGDOM 1.3%
United Kingdom Gilt(a) 01/22/45	3.500%	GBP	625,000	1,037,151
ZAMBIA 0.2%
Zambia Government International Bond(a) 04/14/24	8.500%		200,000	194,622
Total Foreign Government Obligations (Cost: $33,974,150)				33,293,835

Senior Loans 0.2%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
UNITED STATES 0.2%
Ancestry.com Operations, Inc. 2nd Lien Term Loan(b)(c)(f) 10/14/24	9.250%	7,451	7,544
Chesapeake Energy Corp. Tranche A Term Loan(b)(c)(f) 08/23/21	8.500%	22,759	24,310
Kronos, Inc. 2nd Lien Term Loan(b)(c)(f) 10/18/24	9.250%	11,000	11,328
Manitowoc Foodservice, Inc. Tranche B Term Loan(b)(f) 03/03/23	5.750%	11,800	11,955
PQ Corp. Tranche B1 Term Loan(b)(f) 11/04/22	5.750%	4,305	4,300
Rite Aid Corp. Tranche 1 2nd Lien Term Loan(b)(f) 08/21/20	5.750%	34,000	34,095
Serta Simmons Holdings, LLC 2nd Lien Term Loan(b)(c)(f) 11/07/24	9.000%	26,254	26,435
UFC Holdings LLC(b)(f) 1st Lien Term Loan 08/18/23	5.000%	6,000	6,046
2nd Lien Term Loan 08/18/24	8.500%	2,000	2,030
Total			128,043
Total Senior Loans (Cost: $125,090)			128,043

Options Purchased Puts —%

Issuer	Notional ($)/ Contracts	Exercise Price ($)	Expiration Date	Value ($)
Put — OTC 5-Year Interest Rate Swap(g)	6,250,000	2.00	12/02/16	50
Total Options Purchased Puts (Cost: $87,500)				50

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Money Market Funds 1.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.463%(h)(i)	1,248,886	1,248,886
Total Money Market Funds (Cost: $1,248,886)		1,248,886
Total Investments (Cost: $74,886,505)		74,803,079
Other Assets & Liabilities, Net		2,668,757
Net Assets		77,471,836

At October 31, 2016, cash totaling $1,425,091 was pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at October 31, 2016

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
BNP Paribas	11/29/2016	107,122	USD	150,000	NZD	24	—
BNP Paribas	12/09/2016	7,237,000	AUD	5,531,120	USD	31,254	—
BNP Paribas	12/09/2016	82,714,000	JPY	789,693	USD	—	(135)
BNP Paribas	12/09/2016	799,285	USD	82,714,000	JPY	—	(9,457)
Barclays	11/29/2016	10,810,000	BRL	3,426,307	USD	68,095	—
Barclays	11/29/2016	78,431	USD	1,458,043	MXN	—	(1,539)
Barclays	11/29/2016	424,685	USD	3,792,000	SEK	—	(4,346)
Barclays	12/09/2016	25,554,000	CNH	3,777,272	USD	18,602	—
Citi	11/29/2016	954,569	USD	1,250,000	AUD	—	(4,369)
Citi	11/29/2016	324,766	USD	2,200,000	DKK	291	—
Citi	11/29/2016	231,975	USD	8,100,000	THB	—	(671)
Citi	12/09/2016	55,887,000	CNH	8,262,052	USD	41,782	—
Citi	12/09/2016	3,604,000	EUR	3,964,112	USD	1,457	—
Credit Suisse	11/29/2016	1,700,000	EUR	1,858,610	USD	—	(9,585)
Credit Suisse	11/29/2016	111,412,400	RUB	1,751,010	USD	5,727	—
Credit Suisse	11/29/2016	14,240,230	USD	13,062,870	EUR	115,057	—
Credit Suisse	12/09/2016	3,858,380	USD	3,145,000	GBP	—	(5,766)
HSBC	11/29/2016	3,500,000,000	COP	1,187,246	USD	28,431	—
HSBC	11/29/2016	563,494,530	RUB	8,961,071	USD	133,889	—
HSBC	11/29/2016	14,573,153	USD	1,521,768,000	JPY	—	(49,381)
HSBC	11/29/2016	156,574	USD	650,000	MYR	—	(1,876)
HSBC	11/29/2016	201,469	USD	2,800,000	ZAR	5,080	—
HSBC	12/09/2016	2,010,447	USD	2,650,000	CAD	—	(34,228)
Morgan Stanley	11/29/2016	227,004	USD	900,000	PLN	2,241	—
Standard Chartered	11/29/2016	185,000	GBP	223,968	USD	—	(2,590)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Forward Foreign Currency Exchange Contracts Open at October 31, 2016 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Standard Chartered	11/29/2016	25,248,229,000	IDR	1,933,989	USD	4,545	—
Standard Chartered	11/29/2016	616,648	USD	615,000	CHF	5,695	—
Standard Chartered	11/29/2016	2,974,540	USD	2,457,000	GBP	34,398	—
Standard Chartered	11/29/2016	1,061,721	USD	1,200,000,000	KRW	—	(12,999)
Standard Chartered	11/29/2016	120,885	USD	1,000,000	NOK	150	—
Standard Chartered	11/29/2016	150,982	USD	210,000	SGD	—	(7)
State Street	11/29/2016	2,037,962	USD	2,716,000	CAD	—	(12,707)
State Street	12/09/2016	9,528,000	NZD	6,874,261	USD	70,797	—
Total						567,515	(149,656)

Futures Contracts Outstanding at October 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Australian 10-Year Bond	15	AUD	1,513,288	12/2016	—	(26,563)
Australian 3-Year Bond	72	AUD	6,164,739	12/2016	—	(35,781)
Euro-Bund	43	EUR	7,654,953	12/2016	—	(28,983)
Total			15,332,980		—	(91,327)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Euro-BTP	(78)	EUR	(11,864,134)	12/2016	262,890	—
Euro-Buxl 30-Year	(16)	EUR	(3,159,413)	12/2016	15,978	—
Long Gilt	(46)	GBP	(7,057,147)	12/2016	63,166	—
U.S. Treasury 10-Year Note	(48)	USD	(6,222,000)	12/2016	78,299	—
U.S. Treasury 2-Year Note	(14)	USD	(3,053,969)	12/2016	1,947	—
U.S. Ultra Bond	(5)	USD	(879,688)	12/2016	—	(5,308)
Total			(32,236,351)		422,280	(5,308)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Credit Default Swap Contracts Outstanding at October 31, 2016

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	Markit CDX Emerging Markets Index, Series 26	12/20/2021	1.000	USD	300,000	19,998	19,846	—	(350)	—	(198)
Barclays	Markit CDX Emerging Markets Index, Series 26	12/20/2021	1.000	USD	4,240,000	282,645	275,209	—	(4,947)	2,489	—
Total							295,055	—		2,489	(198)

Cleared Credit Default Swap Contracts Outstanding at October 31, 2016

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Markit CDX North America High Yield Index, Series 27	12/20/2021	5.000	USD	4,640,000	—	(4,271)
Morgan Stanley	Markit iTraxx Europe Crossover Index, Series 26	12/20/2021	5.000	EUR	6,750,000	—	(29,329)
Total						—	(33,600)

Cleared Credit Default Swap Contracts Outstanding at October 31, 2016

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)*	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Markit CDX North America Investment Grade Index, Series 27	12/20/2021	1.000	0.788	USD	(8,600,000)	—	(4,726)

*Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Cleared Interest Rate Swap Contracts Outstanding at October 31, 2016

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Fixed rate of 1.513%	3-Month CAD Canadian Bankers Acceptances (BA)	06/23/2026	CAD	2,300,000	16,089	—
Morgan Stanley	Fixed rate of 0.2538%	6-Month JPY LIBOR-BBA	07/19/2046	JPY	258,962,883	—	(211,951)
Total						16,089	(211,951)

Notes to Portfolio of Investments

(a)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At October 31, 2016, the value of these securities amounted to $31,532,247 or 40.70% of net assets.

(b)  Variable rate security.

(c)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(d)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(e)  Principal and interest may not be guaranteed by the government.

(f)  Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of October 31, 2016. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(g)  Purchased swaption contracts outstanding at October 31, 2016:

Description	Counterparty	Fund Receives	Fund Pays	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
Put — OTC 5-Year Interest Rate Swap	Barclays	3-Month USD LIBOR BBA	Fixed rate of 2.000%	2.000	12/06/2021	6,250,000	87,500	50

(h)  The rate shown is the seven-day current annualized yield at October 31, 2016.

(i)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	5,344,451	87,699,557	(91,795,135)	13	1,248,886	26,546	1,248,886

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

PIK    Payment-in-Kind

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CNH  Yuan Offshore Renminbi

COP  Colombian Peso

DKK  Danish Krone

EUR  Euro

GBP  British Pound

IDR  Indonesian Rupiah

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysia Ringgits

NOK  Norwegian Krone

NZD  New Zealand Dollar

PLN  Polish Zloty

RUB  Russian Rouble

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thailand Baht

USD  US Dollar

ZAR  South African Rand

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Corporate Bonds & Notes	—	24,159,102	—	24,159,102
Residential Mortgage-Backed Securities — Agency	—	8,347	—	8,347
Residential Mortgage-Backed Securities — Non-Agency	—	1,526,297	—	1,526,297
Commercial Mortgage-Backed Securities — Agency	—	2,408,489	—	2,408,489
Commercial Mortgage-Backed Securities — Non-Agency	—	1,027,099	—	1,027,099
Asset-Backed Securities — Non-Agency	—	3,792,482	—	3,792,482
U.S. Treasury Obligations	7,210,449	—	—	7,210,449
Foreign Government Obligations	—	33,293,835	—	33,293,835
Senior Loans	—	128,043	—	128,043
Options Purchased Puts	—	50	—	50
Investments measured at net asset value
Money Market Funds	—	—	—	1,248,886
Total Investments	7,210,449	66,343,744	—	74,803,079
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	567,515	—	567,515
Futures Contracts	422,280	—	—	422,280
Swap Contracts	—	18,578	—	18,578
Liabilities
Forward Foreign Currency Exchange Contracts	—	(149,656)	—	(149,656)
Futures Contracts	(96,635)	—	—	(96,635)
Swap Contracts	—	(250,475)	—	(250,475)
Total	7,536,094	66,529,706	—	75,314,686

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $73,550,119)	$73,554,143
Affiliated issuers (identified cost $1,248,886)	1,248,886
Options purchased (identified cost $87,500)	50
Total investments (identified cost $74,886,505)	74,803,079
Foreign currency (identified cost $34,171)	34,165
Margin deposits	1,425,091
Unrealized appreciation on forward foreign currency exchange contracts	567,515
Unrealized appreciation on swap contracts	2,489
Premiums paid on outstanding swap contracts	295,055
Receivable for:
Investments sold	202,249
Capital shares sold	3,754
Dividends	2,115
Interest	565,882
Foreign tax reclaims	63,318
Variation margin	68,182
Expense reimbursement due from Investment Manager	2,828
Prepaid expenses	2,424
Total assets	78,038,146
Liabilities
Due to custodian	13,330
Unrealized depreciation on forward foreign currency exchange contracts	149,656
Unrealized depreciation on swap contracts	198
Payable for:
Investments purchased on a delayed delivery basis	118,046
Capital shares purchased	125,032
Variation margin	34,182
Management services fees	4,132
Distribution and/or service fees	1,701
Transfer agent fees	12,232
Plan administration fees	2
Compensation of board members	39,801
Audit fees	41,818
Other expenses	26,180
Total liabilities	566,310
Net assets applicable to outstanding capital stock	$77,471,836
Represented by
Paid-in capital	$80,288,973
Excess of distributions over net investment income	(668,704)
Accumulated net realized loss	(2,569,246)
Unrealized appreciation (depreciation) on:
Investments	4,024
Foreign currency translations	(7,368)
Forward foreign currency exchange contracts	417,859
Futures contracts	325,645
Options purchased	(87,450)
Swap contracts	(231,897)
Total — representing net assets applicable to outstanding capital stock	$77,471,836

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

October 31, 2016

Class A
Net assets	$72,221,965
Shares outstanding	12,448,871
Net asset value per share	$5.80
Maximum offering price per share(a)	$6.09
Class B
Net assets	$266,970
Shares outstanding	46,309
Net asset value per share(b)	$5.77
Class C
Net assets	$2,373,956
Shares outstanding	417,383
Net asset value per share	$5.69
Class I
Net assets	$9,517
Shares outstanding	1,638
Net asset value per share	$5.81
Class K
Net assets	$74,405
Shares outstanding	12,790
Net asset value per share	$5.82
Class R
Net assets	$43,477
Shares outstanding	7,544
Net asset value per share	$5.76
Class W
Net assets	$42,681
Shares outstanding	7,358
Net asset value per share	$5.80
Class Y
Net assets	$9,327
Shares outstanding	1,607
Net asset value per share	$5.80
Class Z
Net assets	$2,429,538
Shares outstanding	416,803
Net asset value per share	$5.83

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Net investment income
Income:
Dividends — affiliated issuers	$26,546
Interest	3,400,898
Foreign taxes withheld	(12,118)
Total income	3,415,326
Expenses:
Management services fees	560,578
Distribution and/or service fees
Class A	201,709
Class B	4,550
Class C	26,035
Class R	212
Class W	119
Transfer agent fees
Class A	182,490
Class B	1,034
Class C	5,886
Class K	37
Class R	96
Class W	108
Class Z	5,236
Plan administration fees
Class K	183
Compensation of board members	17,070
Custodian fees	27,549
Printing and postage fees	51,944
Registration fees	104,436
Audit fees	42,704
Legal fees	7,412
Other	14,690
Total expenses	1,254,078
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(306,001)
Expense reductions	(40)
Total net expenses	948,037
Net investment income	2,467,289
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,216,237)
Investments — affiliated issuers	13
Foreign currency translations	(162,097)
Forward foreign currency exchange contracts	(2,726,204)
Futures contracts	(39,965)
Options purchased	(92,026)
Swap contracts	(2,042,149)
Net realized loss	(6,278,665)
Net change in unrealized appreciation (depreciation) on:
Investments	3,107,365
Foreign currency translations	8,622
Forward foreign currency exchange contracts	1,625,136
Futures contracts	400,330
Options purchased	(55,333)
Swap contracts	(50,577)
Net change in unrealized appreciation	5,035,543
Net realized and unrealized loss	(1,243,122)
Net increase in net assets resulting from operations	$1,224,167

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations
Net investment income	$2,467,289	$3,908,242
Net realized loss	(6,278,665)	(7,089,080)
Net change in unrealized appreciation (depreciation)	5,035,543	(4,207,247)
Net increase (decrease) in net assets resulting from operations	1,224,167	(7,388,085)
Distributions to shareholders
Net investment income
Class A	—	(777,310)
Class I	—	(114)
Class K	—	(967)
Class R	—	(132)
Class W	—	(558)
Class Y	—	(111)
Class Z	—	(31,676)
Net realized gains
Class A	—	(2,836,317)
Class B	—	(36,781)
Class C	—	(99,904)
Class I	—	(248)
Class K	—	(2,872)
Class R	—	(792)
Class W	—	(2,036)
Class Y	—	(243)
Class Z	—	(83,694)
Total distributions to shareholders	—	(3,873,755)
Decrease in net assets from capital stock activity	(19,064,271)	(25,102,187)
Total decrease in net assets	(17,840,104)	(36,364,027)
Net assets at beginning of year	95,311,940	131,675,967
Net assets at end of year	$77,471,836	$95,311,940
Undistributed (excess of distributions over) net investment income	$(668,704)	$1,152,768

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	406,575	2,345,644	811,884	4,874,563
Distributions reinvested	—	—	587,774	3,491,378
Redemptions	(3,553,136)	(20,472,211)	(5,133,806)	(30,693,379)
Net decrease	(3,146,561)	(18,126,567)	(3,734,148)	(22,327,438)
Class B shares
Subscriptions	—	—	5,107	30,515
Distributions reinvested	—	—	5,956	35,614
Redemptions(a)	(89,541)	(512,025)	(135,720)	(813,644)
Net decrease	(89,541)	(512,025)	(124,657)	(747,515)
Class C shares
Subscriptions	33,806	191,737	51,369	309,750
Distributions reinvested	—	—	15,815	93,464
Redemptions	(127,466)	(723,119)	(248,081)	(1,473,512)
Net decrease	(93,660)	(531,382)	(180,897)	(1,070,298)
Class K shares
Subscriptions	540	3,127	2,482	14,721
Distributions reinvested	—	—	646	3,839
Redemptions	(855)	(4,853)	(9,199)	(55,322)
Net decrease	(315)	(1,726)	(6,071)	(36,762)
Class R shares
Subscriptions	1,159	6,667	2,697	16,033
Distributions reinvested	—	—	108	641
Redemptions	(1,583)	(8,845)	—	—
Net increase (decrease)	(424)	(2,178)	2,805	16,674
Class W shares
Distributions reinvested	—	—	385	2,284
Redemptions	(1,954)	(11,271)	(5,351)	(31,723)
Net decrease	(1,954)	(11,271)	(4,966)	(29,439)
Class Z shares
Subscriptions	97,350	576,008	38,113	230,735
Distributions reinvested	—	—	16,313	96,897
Redemptions	(77,622)	(455,130)	(205,804)	(1,235,041)
Net increase (decrease)	19,728	120,878	(151,378)	(907,409)
Total net decrease	(3,312,727)	(19,064,271)	(4,199,312)	(25,102,187)

(a) Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$5.72		$6.31		$6.41		$7.22		$7.35
Income from investment operations:
Net investment income	0.17		0.21		0.17		0.16		0.18
Net realized and unrealized gain (loss)	(0.09)		(0.61)		(0.16)		(0.49)		0.17
Total from investment operations	0.08		(0.40)		0.01		(0.33)		0.35
Less distributions to shareholders:
Net investment income	—		(0.04)		(0.01)		(0.46)		(0.45)
Net realized gains	—		(0.15)		(0.10)		(0.02)		(0.03)
Total distributions to shareholders	—		(0.19)		(0.11)		(0.48)		(0.48)
Net asset value, end of period	$5.80		$5.72		$6.31		$6.41		$7.22
Total return	1.40%		(6.41%)		0.19%		(4.89%)		5.20%
Ratios to average net assets(a)
Total gross expenses	1.44%		1.37%		1.36%		1.33%		1.33%
Total net expenses(b)	1.08	%(c)	1.08	%(c)	1.08	%(c)	1.10	%(c)	1.15	%(c)
Net investment income	2.88%		3.48%		2.69%		2.37%		2.51%
Supplemental data
Net assets, end of period (in thousands)	$72,222		$89,178		$121,977		$158,471		$209,873
Portfolio turnover	129%		90%		62%		47%		34%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$5.73		$6.32		$6.46		$7.28		$7.41
Income from investment operations:
Net investment income	0.12		0.16		0.12		0.11		0.13
Net realized and unrealized gain (loss)	(0.08)		(0.60)		(0.16)		(0.49)		0.18
Total from investment operations	0.04		(0.44)		(0.04)		(0.38)		0.31
Less distributions to shareholders:
Net investment income	—		—		(0.00	)(a)	(0.42)		(0.41)
Net realized gains	—		(0.15)		(0.10)		(0.02)		(0.03)
Total distributions to shareholders	—		(0.15)		(0.10)		(0.44)		(0.44)
Net asset value, end of period	$5.77		$5.73		$6.32		$6.46		$7.28
Total return	0.70%		(7.04%)		(0.63%)		(5.62%)		4.50%
Ratios to average net assets(b)
Total gross expenses	2.17%		2.11%		2.11%		2.09%		2.10%
Total net expenses(c)	1.83	%(d)	1.83	%(d)	1.83	%(d)	1.85	%(d)	1.90	%(d)
Net investment income	2.08%		2.68%		1.94%		1.60%		1.79%
Supplemental data
Net assets, end of period (in thousands)	$267		$778		$1,647		$2,881		$5,819
Portfolio turnover	129%		90%		62%		47%		34%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$5.65		$6.24		$6.38		$7.19		$7.33
Income from investment operations:
Net investment income	0.12		0.16		0.12		0.11		0.12
Net realized and unrealized gain (loss)	(0.08)		(0.60)		(0.16)		(0.48)		0.18
Total from investment operations	0.04		(0.44)		(0.04)		(0.37)		0.30
Less distributions to shareholders:
Net investment income	—		—		(0.00	)(a)	(0.42)		(0.41)
Net realized gains	—		(0.15)		(0.10)		(0.02)		(0.03)
Total distributions to shareholders	—		(0.15)		(0.10)		(0.44)		(0.44)
Net asset value, end of period	$5.69		$5.65		$6.24		$6.38		$7.19
Total return	0.71%		(7.14%)		(0.64%)		(5.53%)		4.42%
Ratios to average net assets(b)
Total gross expenses	2.19%		2.12%		2.11%		2.08%		2.09%
Total net expenses(c)	1.83	%(d)	1.83	%(d)	1.83	%(d)	1.85	%(d)	1.90	%(d)
Net investment income	2.13%		2.72%		1.94%		1.62%		1.73%
Supplemental data
Net assets, end of period (in thousands)	$2,374		$2,889		$4,319		$6,331		$8,481
Portfolio turnover	129%		90%		62%		47%		34%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$5.70	$6.30	$6.38	$7.19	$7.36
Income from investment operations:
Net investment income	0.19	0.23	0.20	0.19	0.21
Net realized and unrealized gain (loss)	(0.08)	(0.61)	(0.16)	(0.49)	0.17
Total from investment operations	0.11	(0.38)	0.04	(0.30)	0.38
Less distributions to shareholders:
Net investment income	—	(0.07)	(0.02)	(0.49)	(0.52)
Net realized gains	—	(0.15)	(0.10)	(0.02)	(0.03)
Total distributions to shareholders	—	(0.22)	(0.12)	(0.51)	(0.55)
Net asset value, end of period	$5.81	$5.70	$6.30	$6.38	$7.19
Total return	1.93%	(6.13%)	0.63%	(4.47%)	5.63%
Ratios to average net assets(a)
Total gross expenses	0.96%	0.88%	0.83%	0.77%	0.77%
Total net expenses(b)	0.66%	0.66%	0.63%	0.64%	0.71%
Net investment income	3.31%	3.92%	3.14%	2.82%	3.02%
Supplemental data
Net assets, end of period (in thousands)	$10	$9	$10	$9	$10
Portfolio turnover	129%	90%	62%	47%	34%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class K	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$5.73	$6.32	$6.42	$7.23	$7.36
Income from investment operations:
Net investment income	0.17	0.21	0.18	0.17	0.19
Net realized and unrealized gain (loss)	(0.08)	(0.60)	(0.17)	(0.49)	0.18
Total from investment operations	0.09	(0.39)	0.01	(0.32)	0.37
Less distributions to shareholders:
Net investment income	—	(0.05)	(0.01)	(0.47)	(0.47)
Net realized gains	—	(0.15)	(0.10)	(0.02)	(0.03)
Total distributions to shareholders	—	(0.20)	(0.11)	(0.49)	(0.50)
Net asset value, end of period	$5.82	$5.73	$6.32	$6.42	$7.23
Total return	1.57%	(6.25%)	0.23%	(4.73%)	5.39%
Ratios to average net assets(a)
Total gross expenses	1.26%	1.18%	1.13%	1.08%	1.08%
Total net expenses(b)	0.96%	0.96%	0.93%	0.95%	1.00%
Net investment income	3.01%	3.53%	2.85%	2.48%	2.65%
Supplemental data
Net assets, end of period (in thousands)	$74	$75	$121	$153	$410
Portfolio turnover	129%	90%	62%	47%	34%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$5.69		$6.28		$6.40		$7.20		$7.34
Income from investment operations:
Net investment income	0.15		0.20		0.16		0.14		0.16
Net realized and unrealized gain (loss)	(0.08)		(0.61)		(0.17)		(0.47)		0.17
Total from investment operations	0.07		(0.41)		(0.01)		(0.33)		0.33
Less distributions to shareholders:
Net investment income	—		(0.03)		(0.01)		(0.45)		(0.44)
Net realized gains	—		(0.15)		(0.10)		(0.02)		(0.03)
Total distributions to shareholders	—		(0.18)		(0.11)		(0.47)		(0.47)
Net asset value, end of period	$5.76		$5.69		$6.28		$6.40		$7.20
Total return	1.23%		(6.70%)		(0.19%)		(4.98%)		4.83%
Ratios to average net assets(a)
Total gross expenses	1.69%		1.62%		1.62%		1.58%		1.60%
Total net expenses(b)	1.33	%(c)	1.33	%(c)	1.34	%(c)	1.34	%(c)	1.40	%(c)
Net investment income	2.65%		3.31%		2.46%		2.16%		2.26%
Supplemental data
Net assets, end of period (in thousands)	$43		$45		$32		$5		$5
Portfolio turnover	129%		90%		62%		47%		34%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class W	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$5.72		$6.31		$6.41		$7.22		$7.35
Income from investment operations:
Net investment income	0.17		0.21		0.17		0.17		0.18
Net realized and unrealized gain (loss)	(0.09)		(0.61)		(0.16)		(0.51)		0.17
Total from investment operations	0.08		(0.40)		0.01		(0.34)		0.35
Less distributions to shareholders:
Net investment income	—		(0.04)		(0.01)		(0.45)		(0.45)
Net realized gains	—		(0.15)		(0.10)		(0.02)		(0.03)
Total distributions to shareholders	—		(0.19)		(0.11)		(0.47)		(0.48)
Net asset value, end of period	$5.80		$5.72		$6.31		$6.41		$7.22
Total return	1.40%		(6.40%)		0.19%		(5.04%)		5.18%
Ratios to average net assets(a)
Total gross expenses	1.43%		1.37%		1.36%		1.36%		1.34%
Total net expenses(b)	1.08	%(c)	1.08	%(c)	1.08	%(c)	1.13	%(c)	1.16	%(c)
Net investment income	2.88%		3.49%		2.69%		2.38%		2.56%
Supplemental data
Net assets, end of period (in thousands)	$43		$53		$90		$124		$31,187
Portfolio turnover	129%		90%		62%		47%		34%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$5.70	$6.29	$6.37	$7.20
Income from investment operations:
Net investment income	0.19	0.23	0.20	0.18
Net realized and unrealized loss	(0.09)	(0.60)	(0.16)	(0.50)
Total from investment operations	0.10	(0.37)	0.04	(0.32)
Less distributions to shareholders:
Net investment income	—	(0.07)	(0.02)	(0.49)
Net realized gains	—	(0.15)	(0.10)	(0.02)
Total distributions to shareholders	—	(0.22)	(0.12)	(0.51)
Net asset value, end of period	$5.80	$5.70	$6.29	$6.37
Total return	1.75%	(5.99%)	0.63%	(4.75%)
Ratios to average net assets(b)
Total gross expenses	0.96%	0.89%	0.83%	0.79	%(c)
Total net expenses(d)	0.66%	0.66%	0.64%	0.64	%(c)
Net investment income	3.32%	3.92%	3.15%	2.86	%(c)
Supplemental data
Net assets, end of period (in thousands)	$9	$9	$10	$2
Portfolio turnover	129%	90%	62%	47%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$5.73		$6.32		$6.42		$7.22		$7.36
Income from investment operations:
Net investment income	0.18		0.22		0.19		0.17		0.19
Net realized and unrealized gain (loss)	(0.08)		(0.60)		(0.18)		(0.47)		0.17
Total from investment operations	0.10		(0.38)		0.01		(0.30)		0.36
Less distributions to shareholders:
Net investment income	—		(0.06)		(0.01)		(0.48)		(0.47)
Net realized gains	—		(0.15)		(0.10)		(0.02)		(0.03)
Total distributions to shareholders	—		(0.21)		(0.11)		(0.50)		(0.50)
Net asset value, end of period	$5.83		$5.73		$6.32		$6.42		$7.22
Total return	1.75%		(6.15%)		0.26%		(4.50%)		5.34%
Ratios to average net assets(a)
Total gross expenses	1.19%		1.12%		1.11%		1.08%		1.08%
Total net expenses(b)	0.83	%(c)	0.83	%(c)	0.83	%(c)	0.84	%(c)	0.89	%(c)
Net investment income	3.15%		3.68%		2.94%		2.65%		2.70%
Supplemental data
Net assets, end of period (in thousands)	$2,430		$2,275		$3,469		$3,264		$2,123
Portfolio turnover	129%		90%		62%		47%		34%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

Note 1. Organization

Columbia Global Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class W shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange (NYSE).

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk,

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

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COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities and to generate total return through long and short currency positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commissions merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and/or wrote option contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform

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COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Interest Rate Swaption Contracts

Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.

When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the FCM, which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has less credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to increase or decrease its credit exposure to a single issuer of debt securities. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on a notional amount to the counterparty. The

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COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage the duration and yield curve exposure. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at October 31, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	2,489	*
Credit risk	Premiums paid on outstanding swap contracts	295,055
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	567,515
Interest rate risk	Net assets — unrealized appreciation on futures contracts	422,280	*
Interest rate risk	Investments, at value — Options purchased	50
Interest rate risk	Net assets — unrealized appreciation on swap contracts	16,089	*
Total		1,303,478
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	38,524	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	149,656
Interest rate risk	Net assets — unrealized depreciation on futures contracts	96,635	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	211,951	*
Total		496,766

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended October 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	(192,139)	(192,139)
Foreign exchange risk	(2,726,204)	—	—	—	(2,726,204)
Interest rate risk	—	(39,965)	(92,026)	(1,850,010)	(1,982,001)
Total	(2,726,204)	(39,965)	(92,026)	(2,042,149)	(4,900,344)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	(117,986)	(117,986)
Foreign exchange risk	1,625,136	—	—	—	1,625,136
Interest rate risk	—	400,330	(55,333)	67,409	412,406
Total	1,625,136	400,330	(55,333)	(50,577)	1,919,556

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended October 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	55,247,667
Futures contracts — Short	63,003,247
Credit default swap contracts — buy protection	15,780,100
Credit default swap contracts — sell protection	15,720,000
Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	19,547
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	910,490	(661,593)
Interest rate swap contracts	54,472	(598,574)

*Based on the ending quarterly outstanding amounts for the year ended October 31, 2016.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund's Portfolio of Investments with a corresponding payable for investments purchased. The

Fund designates cash or liquid securities to cover these commitments.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

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COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of October 31, 2016:

	Barclays ($)	BNP Paribas ($)	Citi ($)	Credit Suisse ($)	HSBC ($)	Morgan Stanley(a) ($)	Morgan Stanley(a) ($)	Standard Chartered ($)	State Street ($)	Total ($)
Assets
Centrally cleared credit default swap contracts(b)	—	—	—	—	—	—	18,737	—	—	18,737
Centrally cleared interest rate swap contracts(b)	—	—	—	—	—	—	10,778	—	—	10,778
Forward foreign currency exchange contracts	86,697	31,278	43,530	120,784	167,400	2,241	—	44,788	70,797	567,515
Options purchased puts	50	—	—	—	—	—	—	—	—	50
OTC credit default swap contracts(c)	297,346	—	—	—	—	—	—	—	—	297,346
Total Assets	384,093	31,278	43,530	120,784	167,400	2,241	29,515	44,788	70,797	894,426
Liabilities
Centrally cleared credit default swap contracts(b)	—	—	—	—	—	—	2,941	—	—	2,941
Centrally cleared interest rate swap contracts(b)	—	—	—	—	—	—	131	—	—	131
Forward foreign currency exchange contracts	5,885	9,592	5,040	15,351	85,485	—	—	15,596	12,707	149,656
Total Liabilities	5,885	9,592	5,040	15,351	85,485	—	3,072	15,596	12,707	152,728
Total Financial and Derivative Net Assets	378,208	21,686	38,490	105,433	81,915	2,241	26,443	29,192	58,090	741,698
Total collateral received (pledged)(d)	378,208	—	—	—	—	—	—	—	—	378,208
Net Amount(e)	—	21,686	38,490	105,433	81,915	2,241	26,443	29,192	58,090	363,490

(a) Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.

(b) Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(c) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(d) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(e) Represents the net amount due from/(to) counterparties in the event of default.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective March 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.65% to 0.52% as the Fund's net assets increase. Prior to March 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended October 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.65% of the Fund's average daily net assets. For the period from November 1, 2015 through February 29, 2016, the investment advisory services fee paid to the Investment Manager was $169,200, and the administrative services fee paid to the Investment Manager was $23,747.

Participating Affiliates

The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.

These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.

Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund's prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2016, other expenses paid by the Fund to this company were $575.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts up to the lesser of the amount charged by the servicing agent or a cap established by the Board from time to time.

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class K shares. Class I and Class Y shares do not pay transfer agency fees.

For the year ended October 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.23%
Class B	0.23
Class C	0.23
Class K	0.05
Class R	0.23
Class W	0.23
Class Z	0.23

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $40.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $562,000 and $73,000 for Class B and Class C shares, respectively. These amounts are based on the most

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

recent information available as of September 30, 2016, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $14,917 for Class A, $19 for Class B and $11 for Class C shares for the year ended October 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	March 1, 2016 Through February 28, 2017	Prior to March 1, 2016
Class A	1.08%	1.16%
Class B	1.83	1.91
Class C	1.83	1.91
Class I	0.66	0.75
Class K	0.96	1.05
Class R	1.33	1.41
Class W	1.08	1.16
Class Y	0.66	0.75
Class Z	0.83	0.91

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund.

Prior to March 1, 2016, the Fund's expense ratio was subject to a voluntary expense reimbursement arrangement pursuant to which fees were waived and/or expenses reimbursed (excluding certain fees and expenses immediately described above), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the annual rates of 1.08% for Class A, 1.83% for Class B, 1.83% for Class C, 0.67% for Class I, 0.97% for Class K, 1.33% for Class R, 1.08% for Class W, 0.67% for Class Y and 0.83% for Class Z.

Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign capital gains tax, foreign currency transactions, net operating loss reclassification, derivative investments, tax straddles and swap investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(4,288,761)
Accumulated net realized loss	4,968,991
Paid-in capital	(680,230)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2016	2015
Ordinary income	$—	$860,947
Long-term capital gains	—	3,012,808
Total	$—	$3,873,755

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforwards	$(2,273,847)
Net unrealized depreciation	(428,788)

At October 31, 2016, the cost of investments for federal income tax purposes was $75,231,867 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,643,805
Unrealized depreciation	(2,072,593)
Net unrealized depreciation	$(428,788)

The following capital loss carryforwards, determined at October 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	68,487
No expiration — long-term	2,205,360
Total	2,273,847

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $98,541,488 and

$113,283,147, respectively, for the year ended October 31, 2016, of which $12,607,825 and $8,426,623, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

The Fund had no borrowings during the year ended October 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At October 31, 2016, affiliated shareholders of record owned 87.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Geographic Concentration Risk

The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

devaluations. The Fund's NAV may be more volatile than the NAV of a more geographically diversified fund.

High-Yield Investments Risk

Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Global Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Bond Fund (the "Fund," a series of Columbia Funds Series Trust II) at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
December 21, 2016

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Foreign Source Income	$2,071,978
Foreign Source Income Per Share	$0.16

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126

Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	115

Trustee to other Columbia Funds since 2000; Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee), since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126

Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	126

Trustee to other Columbia Funds since 2002; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Healthways, Inc. (health and well-being solutions), 2005-2015

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124

Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	186

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

APPROVAL OF MANAGEMENT AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Global Bond Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March and April 2016, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented in February, March and April were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, the Chair of the Board and/or the Chair of the Contracts Committee, and the final materials were revised to contain information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.

The Board, at its June 13-15, 2016 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of management agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

Nature, Extent and Quality of Services Provided by Columbia Threadneedle

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Threadneedle, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, improvements in technology research and the use of research analysts' model portfolios to highlight best ideas and improve implementation. The Independent Trustees further noted the restructured investment risk management department and its additional resources, including the new head of multi-asset investment risk. They also observed the relatively recent 5P leadership transition, and the additional staff and resources dedicated to the 5P team. The Board also noted the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle's ability to attract and retain key portfolio management personnel.

In connection with the Board's evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2015 in the performance of administrative services, and noted the various enhancements anticipated for 2016. In evaluating the quality of services provided under the Management Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity's ability to carry out its responsibilities under the

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

APPROVAL OF MANAGEMENT AGREEMENT (continued)

Management Agreement and the Fund's other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed the Fund's underperformance for certain periods, noting that appropriate steps (such as changes to management teams) had been taken to help improve the Fund's performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Threadneedle and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Threadneedle's profitability.

The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in its analysis of the Funds' performance and expenses, the reasonableness of the Funds' fee rates, the reasonableness of Columbia Threadneedle's profitability, and JDL's conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is generally no higher than the median expense ratio of funds in the comparison universe of the Fund). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL's conclusion that 2015 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2015 the Board had concluded that 2014 profitability was reasonable and that Columbia Threadneedle generated 2015 profitability that only slightly exceeded 2014 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

APPROVAL OF MANAGEMENT AGREEMENT (continued)

personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 15, 2016, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

Annual Report 2016

COLUMBIA GLOBAL BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016

Columbia Global Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN153_10_F01_(12/16)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins, Alison Taunton-Rigby and John Taft, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Hawkins, Ms. Taunton-Rigby and Mr. Taft are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the seven series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2016 and October 31, 2015 are approximately as follows:

2016	2015
$220,100	$191,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended October 31, 2016 and October 31, 2015 are approximately as follows:

2016	2015
$2,800	$2,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2016 and 2015, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended October 31, 2016 and October 31, 2015, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2016 and October 31, 2015 are approximately as follows:

2016	2015
$31,700	$32,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2016 and 2015 include Tax Fees for foreign tax filings.

During the fiscal years ended October 31, 2016 and October 31, 2015, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2016 and October 31, 2015 are approximately as follows:

2016	2015
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended October 31, 2016 and October 31, 2015 are approximately as follows:

2016	2015
$225,000	$225,000

In fiscal years 2016 and 2015, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2016 and 2015 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2016 and October 31, 2015 are approximately as follows:

2016	2015
$259,500	$260,000

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	December 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	December 21, 2016

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	December 21, 2016